                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                             CORNUCOPIA RESOURCES LTD.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
    (5) Total fee paid:

        ------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
    (3) Filing Party:

        ------------------------------------------------------------------------
    (4) Date Filed:

        ------------------------------------------------------------------------

                            CORNUCOPIA RESOURCES LTD.


                          SUITE 540, 355 BURRARD STREET
                           VANCOUVER, BRITISH COLUMBIA
                                     V6C 2G8


               NOTICE OF ANNUAL AND EXTRAORDINARY GENERAL MEETING


NOTICE IS HEREBY GIVEN THAT the Annual and extraordinary general meeting (the "Meeting") of the members ("shareholders") of Cornucopia Resources Ltd. (the "Company") will be held at The Pan Pacific Hotel, in Governor General Suite B, Level R, 999 Canada Place in Vancouver, British Columbia, on June 30, 1999, at the hour of 10:00 A.M. (Vancouver time) for the following purposes:

1. To receive and consider the report of the directors and the consolidated financial statements of the Company together with the auditor's report thereon for the financial year ended December 31, 1998.

2.       To fix the number of directors at five.

3.       To elect directors for the ensuing year.

4.       To appoint the auditor for the ensuing year.

5. To authorize the directors to fix the remuneration to be paid to the auditor.

6. To consider and, if thought fit, to pass a special resolution approving the disposition of substantially the whole of the undertaking of the Company consequent upon the sale of the Company's 25% interest in the Ivanhoe Venture, through the sale of all of the issued and outstanding shares of Touchstone Resources Company, on terms and conditions substantially as set out in the Proxy Statement accompanying this Notice, subject to approval of all applicable regulatory authorities, as more fully set forth in the Proxy Statement accompanying this Notice.

7.       To consider and, if thought fit, to pass a special resolution:

(a) consolidating all of the Company's common shares without par value from TWO HUNDRED MILLION (200,000,000) common shares without par value into TWENTY MILLION (20,000,000) common shares without par value, every TEN (10) common shares without par value being consolidated into ONE (1) common share without par value, as more fully set forth in the Proxy Statement accompanying this Notice; and

(b) increasing the Company's authorized common share capital to its pre-consolidation level of TWO HUNDRED MILLION (200,000,000) common shares without par value and altering the Company's Memorandum accordingly, as more fully set forth in the Proxy Statement accompanying this Notice; and

(c) authorizing a change of the name of the Company to "Stockscape Technologies Ltd." or such other name as decided upon by the directors and acceptable to the Registrar of Companies for British Columbia and that the Memorandum of the Company be altered accordingly.

8. To consider and, if thought fit, to pass an ordinary resolution approving the adoption of a stock option plan, the particulars of which are more fully set out in the Proxy Statement accompanying this Notice, to replace the Company's existing stock option plan.

9. To transact such further or other business as may properly come before the Meeting and any adjournments thereof.

TAKE NOTICE that pursuant to the COMPANY ACT (British Columbia) you may, until 10:00 a.m. (Vancouver time) on June 28, 1999, give the Company notice of dissent by registered mail addressed to the Company at Suite 540, 355 Burrard Street, Vancouver, British Columbia, V6C 2G8, with respect to the special resolution to approve the disposition of the undertaking of the Company consequent upon the sale of the Company's 25% interest in the Ivanhoe Venture. As a result of giving a notice of dissent you may, on receiving notice of intention to act, require the Company to pay you the fair market value of your shares in accordance with Section 207 of the COMPANY ACT (British Columbia). Further particulars of your rights of dissent are set out in the Proxy Statement accompanying this Notice.

The accompanying Proxy Statement provides additional information relating to the matters to be dealt with at the Meeting and is deemed to form part of this Notice.

If you are unable to attend the Meeting in person, please complete, sign and date the enclosed form of proxy and return the same in the enclosed return envelope provided for that purpose within the time and to the location set out in the form of proxy accompanying this Notice.

DATED this 26th day of May, 1999.

                              BY ORDER OF THE BOARD

                                    (SIGNED)

                      -------------------------------------
                              ANDREW F. B. MILLIGAN
                      President and Chief Executive Officer

                             TABLE OF CONTENTS

                                                                                                                PAGE
                                                                                                                ----
GENERAL INFORMATION...............................................................................................1
        Currency Exchange Rates...................................................................................1
AVAILABLE INFORMATION.............................................................................................1
PERSONS MAKING THE SOLICITATION...................................................................................2
VOTING OF PROXIES.................................................................................................2
REVOCABILITY OF PROXY.............................................................................................2
VOTING SHARES AND PRINCIPAL HOLDERS THEREOF.......................................................................2
VOTES NECESSARY TO PASS RESOLUTIONS AT THE MEETING................................................................3
MARKET FOR COMMON EQUITY AND RELATED SHAREHOLDER MATTERS..........................................................4
THE COMPANY.......................................................................................................7
SELECTED FINANCIAL INFORMATION....................................................................................8
MANAGEMENT'S DISCUSSION AND ANALYSIS..............................................................................8
        Overview..................................................................................................8
        Results of Operations.....................................................................................9
        Liquidity and Capital Resources...........................................................................9
PROPERTIES.......................................................................................................11
        Ivanhoe Property.........................................................................................11
        Other Properties.........................................................................................14
        Dispositions and Investments in Other Properties.........................................................14
DIRECTORS OF THE COMPANY.........................................................................................15
        Business Experience and Principal Occupation of Directors, Executive Officers and Significant Employees..16
        Board and Committee Meetings.............................................................................17
        Certain Relationships and Transactions...................................................................17
EXECUTIVE COMPENSATION...........................................................................................17
        Summary of Executive Compensation........................................................................17
        Summary Compensation Table Annual Compensation...........................................................18
        Stock Incentive Transactions.............................................................................19
        Aggregated Option Exercises in Last Fiscal Year and Fiscal Year End Option Values........................19
        Table of Option and SAR Repricings.......................................................................19
        Compensation of Directors................................................................................20
        Management Agreements and Termination of Employment and Change-In-Control Arrangements...................20
        Compensation Committee Interlocks and Insider Participation..............................................21
        Board of Compensation Committee Report on Executive Compensation.........................................21
        Stock Incentive Plans....................................................................................21
        Comparative Shareholder Return Performance Graph.........................................................21
INTEREST OF INSIDERS IN MATERIAL TRANSACTIONS....................................................................22
MANAGEMENT/EMPLOYMENT AGREEMENTS.................................................................................22
INDEBTEDNESS TO COMPANY OF DIRECTORS, EXECUTIVE OFFICERS AND SENIOR OFFICERS.....................................22
APPOINTMENT OF AUDITOR...........................................................................................22
PARTICULARS OF OTHER MATTERS TO BE ACTED UPON....................................................................23
        Disposition of Ivanhoe Joint Venture Interest............................................................23
              Material Terms of Sale Agreement...................................................................23
              Reasons for Disposition of Ivanhoe Joint Venture...................................................23
              Sale of Undertaking................................................................................23
              Rights of Dissent..................................................................................24
        Consolidation and Name Change............................................................................24
              Reason for Consolidation and Name Change...........................................................24
              STOCKSCAPE TECHNOLOGIES LTD........................................................................25
        Adoption of New Stock Incentive Plan.....................................................................37
              Share Purchase Plan................................................................................37
              Share Option Plan..................................................................................37
              Share Bonus Plan...................................................................................37
        Other Matters............................................................................................38
SHAREHOLDER PROPOSAL.............................................................................................39


APPENDIX "A"        -      RESOLUTIONS

APPENDIX "B"        -      SECTION 207 OF THE COMPANY ACT

APPENDIX "C"        -      PRO FORMA FINANCIAL STATEMENTS AT DECEMBER 31, 1998

APPENDIX "D"        -      STOCKSCAPE TECHNOLOGIES LTD. FINANCIAL STATEMENTS
                           AT SEPTEMBER 30, 1998 AND DECEMBER 31, 1998

APPENDIX "E"        -      CORNUCOPIA RESOURCES LTD. FINANCIAL STATEMENTS AT
                           DECEMBER 31, 1998, COMPARED WITH DECEMBER 31, 1997

APPENDIX "F"        -      STOCK INCENTIVE PLAN

                           CORNUCOPIA RESOURCES LTD.
              SUITE #540, THE MARINE BUILDING, 355 BURRARD STREET,
                 VANCOUVER, BRITISH COLUMBIA, CANADA V6C 2G8


                                PROXY STATEMENT
                             (INFORMATION CIRCULAR)


              (As at May 26, 1999, except as otherwise indicated)


                             GENERAL INFORMATION


This Proxy Statement is furnished to the members ("shareholders") by the Board of Directors of Cornucopia Resources Ltd. (the "Company") in connection with the solicitation of proxies to be voted at the Annual and Extraordinary General Meeting (the "Meeting") of the shareholders to be held at 10:00 a.m. (Vancouver time) on June 30, 1999, or at any adjournment thereof, for the purposes set forth in the Notice of Meeting. Advance notice and supplemental advance notice of the Meeting were published in The Province newspaper in Vancouver, British Columbia, on March 12, 1999 and May 13, 1999 respectively, and delivered to the British Columbia Superintendent of Brokers in accordance with Section 111 of the COMPANY ACT (British Columbia).

This Proxy Statement and the accompanying Proxy Form are being delivered to Canadian intermediaries holding common shares on behalf of another person or company and are being mailed to registered shareholders on or about May 26, 1999.

May 14, 1999 has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting and at any adjournment thereof. As at May 14, 1999, there were 2,055 registered shareholders and 41,591,834 common shares without par value of the Company (the "Common Shares") outstanding. A registered shareholder is entitled to one vote for each Common Share that such registered shareholder holds on the record date on the proposals to be acted upon at the Meeting and any other matter to come before the Meeting. A registered shareholder's instructions on his Proxy Form as to the exercise of voting rights will be followed in casting such shareholder's votes. IN THE ABSENCE OF ANY INSTRUCTIONS, THE PROXY AGENT NAMED ON THE PROXY FORM WILL CAST THE SHAREHOLDER'S VOTES IN
FAVOR OF THE RESOLUTIONS SET FORTH HEREIN AND IN THE NOTICE OF MEETING. The enclosed Proxy Form confers discretionary authority upon the persons named therein with respect to other matters which may properly come before the Meeting. One of the proposals to be acted upon at the Meeting gives rise to a statutory right of a registered shareholder to dissent from the proposal. A registered shareholder wishing to exercise the right to dissent must follow the procedures outlined under "Particulars of Other Matters to be Acted Upon".

No person has been authorized to give any information or to make any representation other than those contained in this Proxy Statement in connection with the solicitation of proxies and, if given or made, such information or representations must not be relied upon as having been authorized by the Company. This Proxy Statement does not constitute the solicitation of a proxy by anyone in any jurisdiction in which such solicitation is not authorized or in which the person making such solicitation is not qualified to do so or to anyone to whom it is unlawful to make such offer or solicitation.

In order to ensure they will be voted, proxies must be received at the office of CIBC Mellon Trust Company at Mall Level, 1177 West Hastings Street, Vancouver, British Columbia, V6E 2K3 not less than 48 hours prior to the time the Meeting is to be held. However, the chairman of the Meeting has the discretion to accept proxies filed less than 48 hours prior to the commencement of the Meeting.

The principal executive offices of the Company are located at Suite #540, 355 Burrard Street, Vancouver, British Columbia, Canada, V6C 2G8.

All references in this Proxy Statement to dollars or $ are to United States dollars, unless otherwise specified. References to C$ are to Canadian dollars.

CURRENCY EXCHANGE RATES


Unless otherwise indicated, all currency amounts herein are stated in United States dollars, with the exception of the disclosure contained in this Proxy Statement regarding Stockscape Technologies Ltd., which is in Canadian dollars. The following table reflects the rate of exchange of the Bank of Canada for Canadian dollars per one United States dollar in effect at the end of the following periods and the average rates of exchange during such periods.

     --------------------------------- ------------- ------------- ------------- ------------- -------------
     UNITED STATES DOLLARS                 1998          1997          1996          1995          1994
     --------------------------------- ------------- ------------- ------------- ------------- -------------
     --------------------------------- ------------- ------------- ------------- ------------- -------------
     Rate at December 31,                 1.5333        1.4305        1.3706        1.3640        1.4018
     --------------------------------- ------------- ------------- ------------- ------------- -------------
     Average Annual Rate                  1.4831        1.3844        1.3630        1.3724        1.3659
     --------------------------------- ------------- ------------- ------------- ------------- -------------
     High During Year                     1.5845        1.4399        1.3865        1.4267        1.4090
     --------------------------------- ------------- ------------- ------------- ------------- -------------

     Low During Year                      1.4040        1.3345        1.3287        1.3275        1.3085
     --------------------------------- ------------- ------------- ------------- ------------- -------------

The closing rate on April 30, 1999 for United States dollars was 1.4576.


AVAILABLE INFORMATION

The Company is subject to the information requirements of the Securities Exchange Act of 1934, as amended, (the "Exchange Act") and files reports and other information with the Securities and Exchange Commission (the "Commission") in accordance therewith. Such reports, proxy statements and other information filed by the Company are available for inspection and copying at the public reference facilities of the Commission at 450 Fifth Street, N.W., Washington, D.C., 20549, and at the Commission's Regional Offices at 7 World Trade Center, Suite 1300, New York, New York, 10048, and at Citicorp Center, 500 West Madison Street, Suite 1400, Chicago, Illinois, 60661-2511. Copies of such material may be obtained by mail from the Public Reference Section of the Commission at 450 Fifth Street, N.W., Washington, D.C., 20549, at prescribed rates. The Commission maintains a World Wide Web site on the Internet at http://www.sec.gov that contains reports, proxy and information statements and other information regarding registrants that file electronically with the Commission. The Company's Common Shares are quoted on the NASD OTC Bulletin Board (OTCBB) and until delisting on March 31, 1999, were posted and called for trading on the Toronto Stock Exchange. Material filed by the Company can be inspected at the offices of the National Association of Securities Dealers, Inc. Reports Section, 1735 K Street, N.W., Washington, D.C., 20006.

                        PERSONS MAKING THE SOLICITATION


This Proxy Statement is furnished in connection with the solicitation of proxies by the management of the Company on behalf of the Board of Directors for use at the Meeting and at any adjournments thereof. The solicitation will be conducted by mail and may be supplemented by telephone or other personal contact to be made without special compensation by officers and employees of the Company. The cost of solicitation will be borne by the Company.

                             VOTING OF PROXIES

The persons named as proxyholders in the enclosed Proxy Form are directors of the Company.

A SHAREHOLDER HAS THE RIGHT TO APPOINT A PERSON (WHO NEED NOT BE A SHAREHOLDER) TO ATTEND AND ACT FOR HIM AND ON HIS BEHALF AT THE MEETING OTHER THAN THE PERSONS DESIGNATED IN THE ACCOMPANYING FORM OF PROXY. TO EXERCISE THIS RIGHT, THE SHAREHOLDER MAY INSERT THE NAME OF THE DESIRED PERSON IN THE BLANK SPACE PROVIDED IN THE PROXY AND STRIKE OUT THE OTHER NAMES OR MAY SUBMIT ANOTHER PROXY.

THE SHARES REPRESENTED BY PROXIES IN FAVOUR OF MANAGEMENT WILL BE VOTED ON ANY BALLOT (SUBJECT TO ANY RESTRICTIONS THEY MAY CONTAIN) IN FAVOUR OF THE MATTERS DESCRIBED IN THE PROXY.

                             REVOCABILITY OF PROXY


Any shareholder returning the enclosed Proxy Form may revoke the same at any time insofar it has not been exercised. The COMPANY ACT (British Columbia ) permits the revocation of a proxy by instrument in writing executed by the shareholder or by his attorney authorized in writing or, if the shareholder is a corporation, under its corporate seal or by an officer or attorney thereof duly authorized, and deposited at the registered office of the Company, at 10th Floor, 595 Howe Street, Vancouver, British Columbia, V6C 2T5, at any time up to and including the last business day preceding the day of the Meeting, or any adjournment thereof, or with the chairman of the Meeting on the day of the Meeting. A proxy may also be revoked in any other manner permitted by law, including by the delivery in the same manner of another valid proxy bearing a later date or by attendance at the meeting and voting in person.

                 VOTING SHARES AND PRINCIPAL HOLDERS THEREOF

The Company is authorized to issue 200,000,000 Common Shares without par value and 100,000,000 preferred shares without par value, issuable in series. No preferred shares have been issued, and only the holders of the Common Shares will have voting rights at the Meeting. As at April 30, 1999, 41,591,834 Common Shares are issued and outstanding. The Common Shares are not subject to any future call or assessment and all have equal voting rights. There are no special rights or restrictions of any nature attached to any of the Common Shares and they all rank pari passu, each with the other as to all benefits which might accrue to the holders of the Common Shares. All registered shareholders are entitled to receive a notice of any general meeting to be convened by the Company. At any general meeting, subject to the restrictions on joint registered owners of Common Shares, on a show of hands, every shareholder who is present in person and entitled to vote has one vote and on a poll, every shareholder has one vote for each Common Share of which he is the registered owner and may exercise such vote either in person or by proxy. Holders of Common Shares of record at the close of business on May 11, 1999 will be entitled to receive notice of and vote at the Meeting.

To the knowledge of the directors and senior officers of the Company, the following are the only persons who beneficially own, directly or indirectly, or exercise control or direction over shares carrying more than 5% of the voting rights attached to all shares of the Company:

----------------------------------------------- --------------------------------- ----------------------------------
                                                     PRIOR TO TRANSACTIONS                AFTER TRANSACTIONS(2)
----------------------------------------------- --------------------------------- ----------------------------------
   NAME AND ADDRESS OF BENEFICIAL OWNER(1)       NO. OF COMMON    PERCENTAGE OF    NO. OF COMMON       PERCENTAGE OF
                                                    SHARES            CLASS            SHARES              CLASS
                                                 BENEFICIALLY                       BENEFICIALLY
                                                     OWNED                             OWNER
----------------------------------------------- ---------------- ---------------- ----------------- --------------------
Vista Gold Corp.(3), Suite 3000, 370               2,777,777          6.68%             277,778              1.53%
Seventeenth Street, Denver, Colorado, 80202
----------------------------------------------- ---------------- ---------------- ----------------- --------------------
A.R. Rule Investments B.C. Ltd.(4), c/o 2900          nil              0%             10,000,000            55.06%
- 595 Burrard Street, Vancouver, British
Columbia, V7X 1J5
----------------------------------------------- ---------------- ---------------- ----------------- --------------------

(1) Information in this table is based on information provided to management by those named.

(2) Following completion of acquisition of Stockscape Technologies Ltd., disposition of Ivanhoe Property and private placement financing as disclosed under "Particulars of Other Matters to be Acted Upon".

(3) Vista Gold Corp. is a publicly traded company the shares of which are listed on the American Stock Exchange.

(4)      A.R. Rule Investments B.C. Ltd. is beneficially owned by Arthur R.
         Rule.


The following table sets forth information as of the date of this Proxy Statement as to shares of the Company beneficially owned by all directors and nominees, and the directors and executive officers as a group. No executive officer other than the Chief Executive Officer was entitled to compensation in excess of $100,000 during the last completed fiscal year of the Company.

------------------------------- ------------------------------------------- ------------------------------------------
                                          PRIOR TO TRANSACTIONS                       AFTER TRANSACTIONS(2)
------------------------------- ------------------------------------------- ------------------------------------------
  DIRECTOR, OFFICER OR NAMED       NO. OF COMMON           PERCENTAGE          NO. OF COMMON         PERCENTAGE OF
      EXECUTIVE OFFICER         SHARES BENEFICIALLY         OF CLASS        SHARES BENEFICIALLY          CLASS
                                     OWNED (1)                                   OWNED (5)
------------------------------- --------------------- --------------------- --------------------- --------------------

Andrew F.B. Milligan                547,200 (3)              1.32%              604,720 (6)               3.3%
------------------------------- --------------------- --------------------- --------------------- --------------------
Sargent H. Berner                   110,000 (4)               < 1%              101,000 (7)               < 1%
------------------------------- --------------------- --------------------- --------------------- --------------------
David R. Williamson                 100,000 (4)               < 1%              100,000 (7)               < 1%
------------------------------- --------------------- --------------------- --------------------- --------------------
Charles Russell                     100,000 (4)               < 1%               25,000                   < 1%
------------------------------- --------------------- --------------------- --------------------- --------------------
Stephen Sopher                      145,000 (4)               < 1%               29,500                   < 1%
------------------------------- --------------------- --------------------- --------------------- --------------------
A. Murray Sinclair                      Nil                    0%               100,000 (7)               < 1%
------------------------------- --------------------- --------------------- --------------------- --------------------
John J. Brown                           Nil                    0%               200,000 (8)               1.1%
------------------------------- --------------------- --------------------- --------------------- --------------------
Directors and Executive
Officers as a Group                 1,037,200 (9)            2.49%             1,360,220 (9)             7.49%
------------------------------- --------------------- --------------------- --------------------- --------------------
Reserved for Proposed CEO               Nil                    0%                 200,000                1.1%
------------------------------- --------------------- --------------------- --------------------- --------------------

(1) As at April 30, 1999, based upon information furnished to the Company by individual directors. Unless otherwise indicated, such shares are held directly.
(2) Following completion of acquisition of Stockscape Technologies Ltd., disposition of Ivanhoe Property and private placement financing as disclosed under "Particulars of Other Matters to be Acted Upon".

(3) Includes 500,000 shares issuable upon exercise of incentive stock options granted under the existing Stock Option Plan.

(4) Includes 100,000 shares issuable upon exercise of an incentive stock option granted under the existing Stock Option Plan.

(5) Based upon shareholder approval of proposed new Stock Option Plan. Unless otherwise indicated, such shares are held directly.

(6) Includes 200,000 shares issuable upon exercise of an incentive stock option allocated under the new Stock Option Plan, subject to shareholder approval and 400,000 shares issuable upon exercise of warrants to be issued to Glencoe Management Ltd.

(7) Includes 100,000 shares issuable upon exercise of an incentive stock option allocated under the new Stock Option Plan, subject to shareholder approval.

(8) Includes 200,000 shares issuable upon exercise of an incentive stock option allocated under the new Stock Option Plan, subject to shareholder approval.

(9) 6 persons. Includes 935,000 shares issuable upon exercise of options granted under existing Stock Option Plan.


See "Share Option Program", "Compensation of Directors" and "Particulars of Other Matters to be Acted Upon". For information with respect to the holdings of the directors and officers individually, see "Election of Directors of the Company" and "Executive Compensation".

                      VOTES NECESSARY TO PASS RESOLUTIONS
                                 AT THE MEETING

Pursuant to the COMPANY ACT (British Columbia), the quorum for the transaction of business at the Meeting consists of two persons present and being, or representing by proxy, registered shareholders holding not less than one-twentieth of the Company's issued Common Shares. Under the Company's Articles and the COMPANY ACT (British Columbia), a majority (over 50%) of the votes cast at the Meeting (in person or by proxy) is required in order to pass the ordinary resolutions referred to in the accompanying Notice of Meeting and a 75% majority of the votes cast at the Meeting (in person or by proxy) is required in order to pass the special resolutions referred to in the accompanying Notice of Meeting. Abstentions are counted for the purpose of determining the presence or absence of a quorum at the Meeting but are not counted in tabulation of votes cast on proposals presented to shareholders. British Columbia law does not recognize broker non-votes (which under U.S. law result when a broker holding shares for a beneficial holder has not received timely voting instructions on certain matters from such beneficial holder and the broker does not have discretionary voting power in such matters). However, under British Columbia law a broker has the right to vote on all matters submitted for shareholder vote if the broker (i) provides to the beneficial holder a copy of all Meeting related materials, and (ii) provides to the beneficial holder a request for voting instructions, stating that if voting instructions are not received from the beneficial holder at least twenty-four (24) hours prior to the time at which all proxies must be submitted for tabulation, then the broker may, in his or her discretion, vote the beneficial holder's shares or appoint a proxyholder to vote the shares at the Meeting.

      MARKET FOR COMMON EQUITY AND RELATED SHAREHOLDER MATTERS

The Common Shares of the Company were listed and traded in Canada on The Toronto Stock Exchange (TSE) under the symbol "CNP" until March 31, 1999 and are quoted in the United States on the OTCBB under the symbol "CNPGF". The Company's shares traded on the Nasdaq Stock Market's SmallCap Market (Nasdaq) from October 18, 1988 to October 28, 1998. The minimum bid price of the Company's shares did not meet the new requirements to remain on Nasdaq and the Company's shares were moved to the OTCBB on October 29, 1998. In connection with the reorganization of the Company, application was made to delist the Company's shares from trading on the TSE and the shares were delisted effective at the close of trading on March 31, 1999.

The following table sets forth the high and low prices of the Company's common shares as reported on the TSE and the high and low bid prices of the Company's common shares on Nasdaq to October, 1998 and thereafter on the
OTCBB:


-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
                                                        TSE                               OTCBB (U.S.)
                                       -------------------------------------- -------------------------------------
      YEAR        QUARTERLY SUMMARY          HIGH                LOW                HIGH                LOW
                                            (CDN.$)            (CDN.$)             (U.S.$)            (U.S.$)
----------------  -------------------- ------------------ ------------------- ------------------ ------------------
----------------  -------------------- ------------------ ------------------- ------------------ ------------------


      1997        First Quarter              1.29               0.90                0.94               0.62
                  Second Quarter             1.10               0.70                0.81               0.50
                  Third Quarter              0.85               0.45                0.59               0.31
                  FourthQuarter              0.79               0.19                0.56               0.16
      1998        First Quarter              0.49               0.19                0.37               0.12
                  Second Quarter             0.33               0.04                0.21               0.03
                  Third Quarter              0.15               0.05                0.09               0.03
                  FourthQuarter              0.13              0.035                0.09               0.02
      1999        First Quarter (to          0.20              0.035                0.20               0.02
                  March 29, 1999)
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------


In accordance with British Columbia regulatory requirements, the following table sets out the market price range of the Company's common shares as reported on The Toronto Stock Exchange and as quoted on the OTCBB for the periods indicated:

-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
                                                     TSE                                  OTCBB (U.S.)
                                  ------------------------------------------ --------------------------------------
     YEAR        MONTHLY SUMMARY      HIGH          LOW          VOLUME          HIGH          LOW        VOLUME
                                    (CDN.$)       (CDN.$)          (#)          (U.S.$)      (U.S.$)       (#)
---------------- ---------------- ------------- ------------- -------------- -------------- ---------- -------------
---------------- ---------------- ------------- ------------- -------------- -------------- ---------- -------------


     1998        April               0.295          0.16        1,372,300        .219         .125      2,320,300
                 May                  0.20          0.08        1,120,700        .156         .031      3,068,200
                 June                 0.10          0.04        3,205,500        .094         .031      1,902,100
                 July                 0.11          0.05        1,059,000        .094         .031      1,829,300
                 August               0.15          0.06          654,500        .094         .031      1,323,300
                 September            0.15          0.08          632,400        .094         .063      1,375,500
                 October              0.13          0.08          252,100        .094         .030       884,800
                 November             0.09          0.045         632,600        .055         .030       866,900
                 December             0.08          0.035         601,480        .062         .020      1,965,313
     1999        January              0.05          0.04          313,800        .034         .025       674,500
                 February            0.065          0.035         244,500        .040         .020      1,251,500
                 March               0.020          0.06        1,592,909        .115         .030      1,962,600
---------------- ---------------- ------------- ------------- -------------- -------------- ---------- -------------
---------------- ---------------- ------------- ------------- -------------- -------------- ---------- -------------
     1999        WEEKLY SUMMARY       HIGH          LOW          VOLUME          HIGH          LOW        VOLUME
                                    (CDN.$)       (CDN.$)          (#)          (U.S.$)      (U.S.$)       (#)
---------------- ---------------- ------------- ------------- -------------- -------------- ---------- -------------
---------------- ---------------- ------------- ------------- -------------- -------------- ---------- -------------
                 Mar 29-Apr 1         .115          .080          522,000        .110         .091       522,000
                 April 5-9            .200          .090          915,500        .120         .091       915,500
                 April 12-16          .140          .100          588,400        .110         .090       588,400
                 April 19-23          .110          .090          436,200        .120         .100       436,200
                 April 26-30          .120          .091          791,700        .200         .090       791,700
                 May 3-7              .110          .091          244,300        .115         .080       244,300
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------


The quotes reflected in the foregoing tables reflect inter-dealer prices, without retail mark-up, mark-down or commission and may not represent actual transactions.

TAX CONSEQUENCES

The discussion under this heading summarizes the principal Canadian federal income tax consequences of acquiring, holding and disposing of Common Shares of the Company for a shareholder of the Company who is not resident in Canada but is resident in the United States and who will acquire and hold Common Shares of the Company and capital property for the purpose of the Income Tax Act (Canada) (the "Tax Act"). This summary does not apply to a shareholder who carries on business in Canada through a "permanent establishment" situated in Canada or performs independent personal services in Canada if the shareholder's holding in the Company is effectively connected with such permanent establishment or fixed base. This summary is based on the provisions of the Tax Act and the regulations thereunder and on counsel's understanding of the administrative practices of Revenue Canada, and takes into account all specific proposals to amend the Tax Act or regulations made by the Minister of Finance of Canada to March 29, 1999. It has been assumed that there will be no other relevant amendment of any governing law although no assurance can be given in this respect. The existing tax treaty between the United States and Canada essentially calls for taxation of shareholders by the shareholder's country of residence. In those instances in which a tax may be assessed by the other country, a corresponding credit against the tax owed in the country of residence is generally available, subject to limitations. This discussion is general only and is not a substitute for independent advice from a shareholder's own Canadian and US tax advisor.

The provisions of the Tax Act are subject to income tax treaties to which Canada is a party, including the Canada-United States Income Tax Convention
(1980) (the "Convention").

DIVIDENDS

The Company has not, since the date of its amalgamation, declared or paid any dividends on its Common Shares and currently intends to utilize all of its funds to finance its business development activities and for the acquisition of capital assets relating to its business. It does not foresee paying any dividends on its Common Shares in the near future.

Under the Tax Act, a nonresident of Canada is generally subject to Canadian withholding tax at the rate of 25% on dividends paid or deemed to have been paid to him by a corporation resident in Canada. The Convention limits the rate to 15% if the shareholder is resident in the United States and the dividends are beneficially owned by and paid to him, and to 6% for 1996 and to 5% for 1997 and thereafter if the shareholder is also a corporation that beneficially owns at least 10% of the voting stock of the payor corporation.

The Convention generally exempts from Canadian income tax dividends paid to a religious, scientific, literary, educational or charitable organization or to an organization constituted and operated exclusively to administer a pension, retirement or employee benefit fund or plan, if the organization is resident in the United States and is exempt from income tax under the laws of the United States.

DISPOSITION OF COMMON SHARES

Under the Tax Act, a taxpayer's capital gain or capital loss from a disposition of a Common Share of the Company is the amount, if any, by which his proceeds of disposition exceed (or are exceeded by, respectively) the aggregate of his adjusted cost base of the share and reasonable expenses of disposition. Three-quarters of a capital gain (the "taxable capital gain") is included in income, and three-quarters of a capital loss in a year (the "allowable capital loss") is deductible from taxable capital gains realized in the same year. The amount by which a shareholder's allowable capital loss exceeds the taxable capital gain in a year may be deducted from a taxable capital gain realized by the shareholder in the three previous or any subsequent year, subject to certain restrictions in the case of a corporate shareholder and subject to adjustment when the capital gains inclusion rate in the year of disposition differs from the inclusion rate in the year the deduction is claimed.

If a Common Share of the Company is disposed of to the Company other than in the open market in the manner in which shares would normally be purchased by the public, the proceeds of disposition will, in general terms, be considered as limited to the paid-up capital of the share and the balance of the price paid will be deemed to be a dividend. In the case of a shareholder that is a corporation, the amount of any capital loss otherwise determined may be reduced, in certain circumstances, by the amount of dividends previously received in respect of the shares disposed of, unless the corporation owned the shares for at least 365 days prior to sustaining the loss and (together with corporations, persons and other entities, with whom the corporation was not dealing at arm's length) did not own more than 5% of the shares of any class of the corporation from which the dividend was received. These loss limitation rules may also apply where a corporation is a member of a partnership or a beneficiary of a trust that owned the shares disposed of.

Under the Tax Act, a nonresident of Canada is subject to Canadian tax on taxable capital gains and may deduct allowable capital losses, realized on a disposition of "taxable Canadian property". Common Shares of the Company will constitute taxable Canadian property of a shareholder at a particular time if the shareholder used the shares in carrying on business in Canada, or if at any time in the five years immediately preceding the disposition 25% or more of the issued shares of any class or series in the capital stock of the Company belonged to one or more persons with whom the shareholder did not deal at arm's length and in certain other circumstances.

The Convention relieves United States residents from liability for Canadian tax on capital gains derived on a disposition of shares unless:

a) The value of the shares is derived principally from "real property" in Canada, including the right to explore for or exploit natural resources and rights to amounts computed by reference to production,

b) The shareholder was resident in Canada for 120 months during the period of 20 consecutive years, preceding, and at any time during the 10 years immediately preceding, the disposition and the shares were owned by him when he ceased to be resident in Canada, or

c) The shares formed part of the business property of a "permanent establishment" that the holder has or had in Canada within the 12 months preceding the disposition.

UNITED STATES TAX CONSEQUENCES

UNITED STATES SHAREHOLDERS ("US HOLDERS")

As used herein, a "US Holder" includes a holder of Common Shares who is a citizen or resident of the United States, a corporation created or organized in or under the laws of the United States or of any political subdivision thereof and any other person or entity whose ownership of Common Shares is effectively connected with the conduct of a trade or business in the United States. A US Holder does not include persons subject to special provisions of federal income tax law, such as tax-exempt organizations, qualified retirement plans, financial institutions, insurance companies, real estate investment trusts, regulated investment companies, broker-dealers, nonresident alien individuals or foreign corporations whose ownership of Common Shares is not effectively connected with the conduct of a trade or business in the United States and shareholders who acquired their stock through the exercise of employee stock options or otherwise as compensation.

PASSIVE FOREIGN INVESTMENT COMPANY RULES

For United States federal income tax purposes, a foreign corporation will be treated as a passive foreign investment company (a "PFIC") if 75% or more of its gross income constitutes passive income or if 50% or more of its assets produce passive income or are held for the production of passive income. A US Holder will be deemed to hold shares of a PFIC if he holds shares in a foreign corporation and at any time during the holding period of the shareholder the foreign corporation constituted a PFIC under the above definition.

Generally, a US Holder of PFIC shares is subject to a special addition to tax and interest charge with respect to certain dispositions of and "excess distributions" with respect to shares of stock of a PFIC. (An excess distribution is defined as the amount of distributions received by a shareholder in a year with respect to stock in a PFIC which exceeds 125% of the average amount of the distributions to such shareholder during the three years prior to the year of the distribution.) This addition to tax is determined by allocating the amount of the gain on disposition or excess distribution to each day during the holding period of the shareholder of such stock. The amount of the gain or excess distribution which is allocated to taxable years after 1986 and prior to the present year is deemed to generate an additional tax (computed at the highest rate of federal income tax applicable to such shareholder in such year) and an interest charge, calculated at the statutory rate applicable to underpayments of federal income taxes.

Because the Company may have been a PFIC for its fiscal year ending December 31, 1998, and may have been a PFIC for some of its fiscal years ending before that date, each US shareholder of the Company should consult a tax advisor with respect to how the PFIC rules may affect such shareholder's tax situation. In particular, a US shareholder should determine whether such shareholder should elect to have the Company be treated as a Qualified Electing Fund in the event the Company is a PFIC. This might avoid adverse US federal income tax consequences that may otherwise result from the Company should it be treated as a PFIC.

DISTRIBUTIONS ON COMMON SHARES

US Holders receiving dividend distributions (including constructive dividends) with respect to the Company's Common Shares are required to include in gross income for the United States federal income tax purposes the gross amount of such distribution to the extent that the Company has current or accumulated earnings and profits, without reduction for any Canadian income tax withheld from such distributions. Such Canadian tax withheld (see above) may be credited, subject to certain limitations, against the US Holder's United States federal income tax liability or, alternatively, may be deducted in computing the US Holder's United States federal income tax by those who itemize deductions. (See more detailed discussion at "Foreign Tax Credit" Below). To the extent that distributions by the Company exceed current or accumulated earnings and profits of the Company, they will be treated first as a return of capital up to the US Holder's adjusted basis in the Common Shares and thereafter as gain from the sale or exchange of such shares. Preferential tax rates for long-term capital gains are applicable to a US Holder which is an individual, estate or trust. There are currently no preferential tax rates for long-term capital gains for a US Holder which is a corporation.

Dividends paid on the Company's Common Shares will not generally be eligible for the dividends received deduction provided to corporations receiving dividends from certain United States corporations. A US Holder which is a corporation may, under certain circumstances, be entitled to a 70% deduction of the United States source portion of dividends received from the Company if such US Holder owns shares representing at least 10% of the voting power and value of the Company. The availability of this deduction is subject to several complex limitations which are beyond the scope of this discussion.

FOREIGN TAX CREDIT

A US Holder who pays (or has withheld from distributions) Canadian income tax with respect to the ownership of the Company's Common Share may be entitled, at the option of the US Holder, to either a deduction or a tax credit for such foreign tax paid of withheld. There are extremely complex rules and limitations which apply to the credit and deduction. The availability of the foreign tax credit or a deduction for foreign taxes and the application of the limitations on the credit to a specific taxpayer will be determined based on the specific circumstances of such shareholder. Accordingly, holders and prospective holders of Common Shares should consult their own tax advisors regarding their individual circumstances.

The foregoing discussion is based upon the sections of the Code, Treasury Regulations, published Internal Revenue Service rulings, published administrative positions of the Internal Revenue Service and court decisions that are currently applicable, any or all of which could be materially adversely changed, possibly on a retroactive basis, at any time. In addition, this discussion does not consider the potential effects, both adverse and beneficial, of proposed legislation which, if enacted, could be applied, possibly on a retroactive basis, at any time. The foregoing discussion is for general information only and is not intended to be, nor should it be construed to be, legal or tax advise to any holder or prospective holder of the Company's Common Shares, and no opinion or representation with respect to the United States federal income tax consequences to any such prospective holders of the Company's Common Shares should consult their own tax advisors about the federal, state, local and foreign tax consequences of purchasing, owning and disposing of Common Shares of the Company.

                             THE COMPANY

ORGANIZATION AND CURRENT STATUS

The Company was organized on November 14, 1985, under the laws of the Province of British Columbia, Canada by the statutory amalgamation of Cyrano Resources Inc. and Cornucopia Resources Ltd., two British Columbia companies which were incorporated in 1980 and 1982, respectively. While historically the Company has been involved in the exploration and development of precious metal deposits, the Company is currently undergoing a major reorganization of its business and capital. See "Particulars of Other Matters to be Acted Upon". At present the Company's principal and only active mining asset is its 25% interest in the Ivanhoe Venture in Nevada's Carlin Trend, which will be sold as part of the reorganization. The Company also retains a 100% interest in certain mineral claims located in southeast Alaska and direct or indirect interests in other mineral properties. See "Properties of the Company".

The Company conducts its business affairs in the United States through its wholly-owned subsidiary, Cornucopia Resources Inc., a Nevada corporation, and through the latter company's wholly-owned subsidiaries: Touchstone Resources Company ("Touchstone"), a Nevada corporation; and Red Mountain Resources, Inc. ("Red Mountain"), a Colorado corporation. The following chart sets forth the organization of the Company and its direct and indirect subsidiaries:

                   -------------------------------------

                          CORNUCOPIA RESOURCES LTD.

                            NASD OTC Bulletin Board

                              (British Columbia)
                   -------------------------------------
                                     |
                                     |
                   -------------------------------------

                                   100%

                          CORNUCOPIA RESOURCES INC.

                                  (Nevada)
                   -------------------------------------
                                     |
                                     |
              ------------------------------------------------
              |                                               |
---------------------------------            ---------------------------------

              100%                                         100%
  TOUCHSTONE RESOURCES COMPANY
            (Nevada)                            RED MOUNTAIN RESOURCES, INC.
    (Sold on March 2, 1999)
                                                         (Colorado)
---------------------------------            ---------------------------------

HISTORICAL DEVELOPMENT

Since its inception, the Company has been primarily involved in the exploration and development of precious metal deposits in the United States. The Company's principal project since 1987 has been the exploration, development and subsequent production of gold at the Ivanhoe property in the Carlin Trend, Nevada. In late 1993, the Company expanded its exploration activities to include West Africa. During 1995 and 1996, the Company's primary focus was on the Mineral Ridge Mine in Silver Peak, Nevada and exploration activities on three concessions in West Africa through an affiliate. After an unsuccessful attempt to acquire mining concessions in Zaire, the Company decided in late 1996, to concentrate most of its efforts on North American properties.

On October 21, 1998, the Company sold its interest in the Mineral Ridge Mine by a sale of all of the shares of Mineral Ridge Resources Inc., a Nevada corporation wholly-owned by the Company, to Vista Gold Corp., ("Vista Gold") in exchange for $250,000, by way of private placement by Vista Gold, 1,562,500 shares of Vista Gold, plus the assumption by Vista Gold of all the liabilities of the Company with respect to the mine. See "Dispositions and Investments in Other Properties".

In 1992, the Company sold half of its 50% working interest in the Ivanhoe Venture to Newmont Mining Corporation ("Newmont"), thus leaving the Company with a 25% interest in the Ivanhoe Venture. Newmont, by separate agreement, acquired the remaining 50% interest in the Ivanhoe Venture from Galactic Resources Ltd. by the terms of a letter agreement dated March 26, 1992. Mining of the Hollister deposit on the Ivanhoe Property ceased in May 1992, but residual leaching of the heap continued to June 1996, and reclamation activities continued thereafter. In August, 1997, Newmont's 75% interest in the Ivanhoe Venture was transferred from Newmont to Great Basin Gold Ltd. ("Great Basin"), and the Company, through Touchstone, entered into a Venture Agreement with Great Basin. Great Basin is a British Columbia reporting company the shares of which are listed for trading on the Vancouver Stock Exchange in Canada and the OTCBB in the United States.

On March 2, 1999, as part of the Company's reorganization, the Company entered into an agreement with Great Basin pursuant to which the Company agreed to sell to Great Basin, subject to shareholder approval, all of the issued and outstanding shares of Touchstone. Because the Company's interest in the Ivanhoe Venture is its sole remaining active mining asset, the sale of that asset represents a major change in the status of the Company as a mining entity and a sale of substantially all of the Company's present undertaking. Details of the agreement are disclosed under "Particulars of Other Matters to be Acted Upon".

NEW BUSINESS

Concurrent with the disposition of its remaining active mining asset the Company plans to acquire a British Columbia company, "Stockscape Technologies Ltd"., ("Stockscape") which is a privately-held Internet investment research provider in its third year of operations. Detailed disclosure on Stockscape and its business is provided under the heading "Particulars of Other Matters to be Acted Upon" in this Proxy Statement.

As part of the reorganization, and one of the conditions precedent to completion of the acquisition by the Company of Stockscape, the Company proposes to consolidate its issued and outstanding common shares on a 10-for-1 basis. See "Particulars of Other Matters to be Acted Upon".


                  SELECTED HISTORICAL FINANCIAL INFORMATION


The following selected historical financial information has been derived from the consolidated financial statements of the Company for the periods indicated and should be read in conjunction with the consolidated financial statements and notes in Appendix "C" and in Appendix "E". The unaudited pro forma consolidated information is as at December 31, 1998, after giving effect to the proposed acquisition of Stockscape.

                                                                         YEARS ENDED DECEMBER 31
                                                                   ----------------------------------
                                   PRO FORMA CONSOLIDATED AS AT
                                         DECEMBER 31, 1998             1998                1997
                                          (UNAUDITED)(1)
                                                                   ----------------------------------


OPERATING DATA
Revenues                                            152,949               70,394               71,138
Gross profit (loss) from operations                (67,673)                   --               19,433
Interest and other income                               986               70,394               51,705
Income (loss)                                     (272,131)            (707,607)         (18,464,625)
Income (loss) per share                               (.01)                (.02)                (.49)
Weighted average number of common                18,159,483           39,291,535           37,514,204
shares outstanding

BALANCE SHEET AND OTHER DATA   (AT
PERIOD END)
Total assets                                      3,543,205            2,271,874           18,357,596
Book Value Per Share                                   0.18                  .05                  .07
Working capital                                   1,579,680              284,001         (13,970,445)
Provision for site restoration                           --                   --              172,908
Capital Lease Obligations                                --                   --               42,436
Shareholders' Equity                              3,340,363            2,170,597            2,588,145
Increase (decrease) in cash                       1,412,637            (892,783)          (2,873,581)


(1) The pro forma financial information for the fiscal year ended December 31, 1998, is prepared on the basis of accounting principles generally accepted in Canada. Significant differences to accounting principles generally accepted in the United States of America are explained in note 7 of the consolidated financial statements of Cornucopia Resources Ltd. As the proposed transaction will result in the former shareholders of Stockscape owning greater than 50% of the Company's common shares, accounting principles applicable to reverse takeovers have been used in the compilation of the pro forma consolidated balance sheet to record the acquisition by Stockscape of Cornucopia using the purchase method, with Cornucopia deemed to be the purchased entity.

There have been no changes in accounting methods over the five year period prior to the Company's most recent year end.

The Company uses the U.S. dollar as its reporting currency. Monetary assets and liabilities are translated at the exchange rate in effect at the date of the balance sheet and non-monetary assets and liabilities at the rate in effect on the dates of the related transactions. Revenue and expenses are translated at rates approximating exchange rates at the time of transactions.

MANAGEMENT'S DISCUSSION AND ANALYSIS

OVERVIEW

Since its incorporation the Company's primary focus has been the exploration, development and mining of precious metal deposits. On March 2, 1999 a major reorganization was announced which, if approved by shareholders, will result in a change in the Company's business focus and a restructuring of the Company's remaining active mining property interest into an investment in an arm's length entity.

On October 21, 1998, the Company sold its 100% interest in the Mineral Ridge mine by a sale of all of the shares of Mineral Ridge, a Nevada corporation wholly-owned by the Company, to Vista Gold. As consideration, the Company received 1,562,500 Vista Gold common shares, Vista Gold subscribed to a private placement of 2,777,777 common shares of the Company for a deemed value of $250,000 and assumed all of the liabilities of the Company with respect to the mine. See "The Company - Historical Development".

At present, the Company's principal and only active mining asset is its interest in the Ivanhoe property in Nevada's Carlin Trend. As part of the reorganization of the Company an agreement dated March 2, 1999 was entered into with Great Basin pursuant to which the Company will sell its wholly-owned subsidiary Touchstone, which holds the Ivanhoe property, to Great Basin, in exchange for 2,750,000 common shares and 250,000 share purchase warrants of Great Basin.

As part of its proposed reorganization the Company plans to complete acquisition of Stockscape, a British Columbia company, a privately-held Internet investment research provider with an established website at Stockscape.com. As a condition precedent to the Stockscape acquisition the Company will be required to consolidate its issued and outstanding Common Shares on a 10-for-1 basis. At the annual general meeting shareholders will be asked to pass a special resolution approving the consolidation. This resolution must be passed by a majority of 75% of the votes cast on the resolution: See "The Company" and "Particulars of Other Matters to be Acted Upon".

RESULTS OF OPERATIONS

YEAR ENDED DECEMBER 31, 1998, COMPARED TO YEAR ENDED DECEMBER 31, 1997

REVENUES

Revenues from interest and other income were $70,394 and $51,705 in the years ended December 31, 1998 and 1997, respectively. $19,433 in operating income was derived from the reversal, in the second quarter of 1997, of accrued reclamation costs reported as operating costs in previous periods. The increase was due to an accrual of investment income on the reclamation bond for Mineral Ridge. Revenues in the form of interest income are expected to occur to the extent that excess cash from any future financings is temporarily invested. No future revenues are anticipated from mining investments.

During the year ended December 31, 1998, revenues from dore shipments from the Mineral Ridge mine were $3.1 million. These amounts continued to be recorded as an offset to capital expenditures as the Mineral Ridge mine had not yet met tests that qualified the project as being in full commercial production for accounting purposes. As a result, no amounts from the sale of gold and silver from the Mineral Ridge mine have been included under revenue on the Consolidated Statement of Loss and Deficit.

EXPENSES

General and administrative expenses declined to $968,455 in the year ended December 31, 1998, from $1,987,525 for the year ended December 31, 1997. The decrease was due to reduction in the Vancouver, British Columbia, office staff costs and reductions in other expense areas such as investor relations, rent, insurance and travel. Significant reductions were made in 1998 in the general and administrative expenses of Mineral Ridge but, as discussed above, these items were capitalized and are therefore not reported on the Consolidated Statement of Loss and Deficit.

During the year 1997, the Company recorded an expense of $476,341 due to the write down of its investment in Carlin Resources Corp. ("Carlin") shares. In 1998 the Company sold all of its share holdings in Carlin and recorded a gain thereon of $25,177. At December 31, 1998, the Company recorded a $15,695 write down of its investment in Vista Gold shares to adjust to year end market value.

In October 1998, the Company sold Mineral Ridge and realized a $180,972 gain on sale. At December 31, 1997, the Company recorded a write down of $16 million against the Mineral Ridge mine calculated using an undiscounted cash flow analysis based on gold price assumptions prevailing at the time.

The equity method of accounting for the investment in Carlin Resources was applicable for a portion of the period ended December 31, 1997, and a loss of $71,897 was recorded thereunder. No corresponding loss was applicable to the year ended December 31, 1998.

LOSS PER COMMON SHARE

The Company's net loss for the year ended December 31, 1998, was $707,607 compared to a net loss of $18,464,625 in 1997 and a net loss of $2,610,635 in 1996. The net profit for the fourth quarter 1998, was $64,127 compared to net loss of $17,662,514 for the fourth quarter 1997.

The weighted average number of common shares for the year ended December 31, 1998, was 39.3 million which results in a loss of $0.02 per share compared to a loss of $0.49 per share for the year ended December 31, 1997.

LIQUIDITY AND CAPITAL RESOURCES

A low gold price and problems originating in 1997 with construction delays and water supply at Mineral Ridge led to covenant breaches and repayment defaults under the Company's mine debt financing facility and the reclassification of the entire loan as a current liability. These events led the Company to report a significant working capital deficiency since September 1997.

The agreement with Vista Gold completing the sale of the Company's wholly-owned subsidiary Mineral Ridge included agreements for the release of all of the Company's obligations under the $14.4 million Mine Debt Financing Facility, the $1.3 million account payable to its mining contractor and $0.6 million holdback payable to its construction contractor.

The Company had positive working capital of $284,101 at December 31, 1998 compared to a $13,970,445 working capital deficiency at December 31, 1997. As a result of its withdrawal from active mining and exploration occasioned by the sale of the Mineral Ridge and Ivanhoe properties, the Company has no material commitments for capital expenditures. See "Risks and Uncertainties".

Cash and cash equivalents decreased by a net amount of $892,783 in the year ended December 31, 1998. Significant uses of cash were to fund accounts payable reductions, net capital expenditures on resource assets at the Mineral Ridge mine, and for operations, primarily general and administrative expenses and staff costs. These expenditures were financed by a reduction in accounts receivable, the private placement by Vista Gold and by drawing down cash balances.

If, for any reason, the acquisition of Stockscape and the associated C$2,000,000 private placement financing do not complete, the Company has up to six months of capital resources to fund general and administrative expenses. If the Company is unsuccessful in completing all proposals which require approval by shareholders and if the acquisition of Stockscape and associated C$2,000,000 private placement financing do not complete, general and administrative activity will be curtailed to conserve funds and management will pursue all other financing possibilities and evaluate other prospects for business development. If alternative financing cannot be obtained the Company may be forced to liquidate assets and could be forced into receivership.

IVANHOE JOINT VENTURE

Since the sale of Mineral Ridge, the Company has focused its activities on the Ivanhoe property where its joint venture partner Great Basin has earned a 75% interest under the Venture Agreement. After the earn-in by Great Basin the Company would be expected to commit to exploration budgets set by Great Basin which would have resulted in cash calls. Provisions in the Venture Agreement would allow the Company the option of not participating in exploration program budgets but at the cost of dilution of its interest. For example, by opting out of the proposed programs for exploration and reclamation for 1999, the Company would have suffered dilution from a 25% interest to a 19% interest. The Company has entered into a Sale Agreement dated March 2, 1999, with Great Basin pursuant to which the Company will sell its wholly-owned subsidiary, Touchstone, to Great Basin in exchange for shares of Great Basin. See "Particulars of Other Matters to be Acted Upon".

ACQUISITION OF STOCKSCAPE

Under the terms of a Share Exchange Agreement entered into between the Company and the shareholders of Stockscape, the Company will acquire all of the issued and outstanding shares of Stockscape by issuing 10,000,000 post-consolidation Common Shares of the Company (the "Payment Shares"). The parties have agreed that the Payment Shares will be issued for a deemed value of C$0.50 per share making the overall deemed value of the transaction C$5 million. Both the shareholders of Stockscape and Stockscape are entirely at arm's length to the Company. The acquisition of Stockscape is conditional upon the completion of due diligence by both parties and the execution and delivery of definitive documentation. The Payment Shares will be subject to trading restrictions under U.S. securities legislation for a minimum of two years.

In its third year of operation, Stockscape has financed its development and operations by equity financing and a loan payable to one of its shareholders. As Stockscape's policy is to expense business and software development costs, a deficit of C$813,043 has accumulated as at December 31, 1998. Business and software development costs over the upcoming twenty four months are expected to be financed from revenues and from equity financing issued by the combined entity. The acquisition of Stockscape is also subject to conditions precedent, one of which is the commitment for a financing of up to C$2,000,000 and representing 4,000,000 units (the "Units"), each Unit consisting of one Common Share and two share purchase warrants of the Company, to be completed at the time of closing of the acquisition of Stockscape. More detailed information on Stockscape and its business is provided under "Particulars of Other Matters to be Acted Upon".

RISKS AND UNCERTAINTIES

There can be no certainty that the Company could successfully pursue financing options or rely on joint venture partners to supply the funds required to explore and develop its properties. There can be no assurance that the Company will be successful in obtaining approvals for the proposed major reorganization or that the terms of any financing obtained will be favorable. The Company has no unused banking commitments or lines of credit which could provide significant increases in its working capital.

In the event that the sale of Touchstone is not approved, certain obligations to reclaim the Ivanhoe property will continue to be the responsibility of the Company. However, the Ivanhoe Venture agreement provides for these obligations to be met by Great Basin through the progressive dilution of the Company's interest in the Ivanhoe Joint Venture. Reclamation of the Ivanhoe property is being carried out by Newmont pursuant to a current budget totaling $5,893,512 through to completion in 2004. The reclamation program was substantially complete as at March 31, 1999, with total expenditures of $5,707,585. Budgeted expenditures for the years 2000 to 2004 relate to monitoring.

If the sale of the Company's interest in the Ivanhoe property to Great Basin is not ratified by the shareholders, the Company's interest in the Ivanhoe Venture will be diluted from 25% to 19% effective March 31, 1999. Management considers it unlikely that the Company will be able to raise the funds required to continue to participate in the Ivanhoe Venture or to meet any reclamation obligations given the current unfavourable market conditions faced by resource companies and the depressed price of the Company's shares. In these circumstances, the Company's interest could ultimately be reduced to a 5% Net Profits Interest or a 2 1/2% Net Smelter Royalty.

"Reclamation" is the term used to describe the process of remediating land which has been disturbed in the course of exploration, development and mining activities on any property. Standards for reclamation may be set and reclamation programs approved by both Federal and State authorities and usually require that the disturbance be restored to environmental standards compatible with the condition of the property prior to the commencement of operations. Frequently cash is deposited or bonds put in place by the operator prior to the granting of permits by the authorities in order to ensure that subsequent reclamation work is adequately funded.

NEW BUSINESS

For risk factors relating to and the effect of the acquisition of Stockscape on shareholder liquidity reference should be made to "Risk Factors" and "Liquidity and Capital Resources" under "Particulars of Other Matters to be Acted Upon - Consolidation and Name Change".

MARKET FOR SECURITIES

The Common Shares of the Company commenced trading on the OTCBB (Symbol CNPGF) effective October 29, 1998. Cornucopia remains a reporting company under the United States SEC rules. The Company applied to the Toronto Stock Exchange (TSE) to delist its Common Shares because after giving effect to the reorganization the Company would not have met the continued listing requirements. The shares were delisted following the close of business on March 31, 1999.

YEAR 2000 COMPUTER RISK


The Year 2000 issue has resulted from computer programs coded to accept two digits rather than four to define the applicable year. The effects of the problem, if any, would occur on or about January 1, 2000, and could result in internal system failure in, among other things, local area network, accounting and other administrative functions. Externally, the problem could result in system failure by third party providers or suppliers. It is not possible to be certain that all aspects of the Year 2000 issue which may arise from third party providers and suppliers will be resolved. In early 1998, the Company began assessment of the potential impact of the Year 2000 issue. Internally, the Company uses current or near current versions of software by major developers for office productivity, accounting, internet and database applications. To gain further certainty as to Year 2000 compliance, the Company will either purchase upgrades which are currently available or obtain published statements by these software developers assuring that these programs are Year 2000 compliant. The software developers have suggested that three of the software programs currently in use will need upgrades and it is expected that these upgrades will be obtained by the end of the second quarter of 1999. The cost of obtaining these upgrades is not expected to be material. As the Company currently is not heavily reliant on software now in use, even a worst case scenario would not significantly impede the conduct of the business of the Company. In the event that the Company acquires other businesses, the software and hardware acquired in connection with those business combinations may be Year 2000 non-compliant.

                                  PROPERTIES

IVANHOE PROPERTY

OWNERSHIP, AND LOCATION

On December 31, 1998, the Company owned a 25% interest in the Ivanhoe Property through its wholly-owned subsidiary, Touchstone. On March 2, 1999, the Company entered into an agreement with Great Basin whereby Great Basin agreed to acquire all of the outstanding shares of Touchstone in exchange for shares and share purchase warrants of Great Basin. The transaction is subject to regulatory approval and shareholder approval and upon such approvals the Company will have no further direct interest in the Ivanhoe Property. See "Particulars of Other Matters to be Acted Upon".

The Ivanhoe Property, which is approximately 50 miles northeast of Battle Mountain, Nevada, is located at the northwestern end of the Carlin Trend in an area between Little Antelope Creek on the south to the Midas Trough on the north. See Figure 1. The property currently consists of 510 unpatented mining claims and covers approximately 9,231 acres. Access to the property is available either via an eleven mile road from Midas, a county road from Battle Mountain, or a road from the Dee Mine six miles southeast of the property. The Ivanhoe Venture's interest in the property is by way of option agreements, mining leases, operating rights agreements and staked mining claims. Pursuant to an agreement dated August 13, 1997, Great Basin has earned a 75% interest in the property by incurring expenditures totaling $5 million.

An unpatented mining claim comprises an area which has been staked and may have been surveyed but title to which has not been granted by the federal government and remains in the public domain. A patented mining claim is a claim for which title or 'patent' has been granted by the federal government. Patented mining claims are privately owned and, as a general matter, have been surveyed.

PROPERTY HISTORY


In early 1995, Newmont completed an in-house pre-feasibility analysis of the Hollister gold deposit and concluded that the known deposits did not meet Newmont's size and investment criteria for near-term development.

As a result of the above, on July 11, 1995, Newmont advised the Company of its decision to withdraw from the Ivanhoe Venture. Upon notification by Newmont of its decision to withdraw, the Company entered into an option agreement with Newmont on the same date to acquire Newmont's interest in the Ivanhoe Property. Thereafter, the Company entered into an agreement dated August 13, 1997 with Great Basin Gold Inc. whereby Great Basin may earn up to a 75% interest in the Ivanhoe Property by paying $1 million to Newmont (paid) as a contribution to the reclamation fund, spending $2.8 million by August 12, 1999, on exploration and related costs (which has been expended) and by purchasing 1.1 million units in the capital stock of Cornucopia Resources Ltd. for C$1.00 per unit (completed). The reclamation fund consisted of $4.5 million of which $3,000,000 has been contributed by Newmont, $500,000 by the Company and $1,000,000 by Great Basin. Any eventual reclamation costs incurred on the Ivanhoe Property greater than $4,500,000 are to be funded as to $500,000 each by Newmont, Great Basin and the Company. Further overruns, if any, are to be funded as to 75% by Newmont, 18.75% by Great Basin and 6.25% by the Company. Under the terms of the agreement with Great Basin dated March 2, 1999, Great Basin will now meet all reclamation costs attributed to Touchstone in excess of the original contribution of $500,000.

GEOLOGY


The Carlin Trend, which includes the Ivanhoe Project at its northern end, is a northwest-trending, 50 mile long metallogenic corridor. The key ore controls for Carlin-type gold deposits are a combination of favorable structural preparation of favorable host rocks. In addition, because of the postulated role of magmatic activity as a heat and/or metal source, the occurrence of associated intrusive rocks is another important geologic factor for the Carlin Trend gold deposits.

Favorable Carlin Trend geologic conditions are observed at the Ivanhoe Property. The Ivanhoe Property geologic units include Lower Paleozoic sedimentary and mid-Tertiary intrusive rocks covered by a thin veneer of Tertiary volcanic and volcano-sedimentary rocks. At Ivanhoe and on the rest of the Carlin Trend, the best host rocks for gold mineralization occur in the Lower Paleozoic stratigraphy below the Tertiary rocks. Structure is an important ore control, and typically occurs at the Ivanhoe Property as high-angle faults with east-west, north-northwest and northeast trends. The intersection zones of these faults are especially critical controls for gold mineralization.

                   [Location Map of the Ivanhoe Property]

Ivanhoe contains at least two areas known to host significant gold mineralization. The Hollister mine area has a large low-grade gold system associated with the Tertiary volcanic rocks and underlying upper plate Ordovician Valmy Formation quartzites and cherts. This mineralization is interpreted to be a near surface leakage from a deeper high grade gold system below. A 1994 core intercept in the west Hollister area by Newmont of 2.4 feet grading 33.541 oz. Au/ton, is a high grade feeder vein to the overlying volcanic hosted disseminated gold mineralization. There are at least 34 such historic high grade intercepts in the Valmy Formation requiring follow-up drilling to delineate the Hollister feeder vein system.

The 40 mg Hatter Stock represents the second target area and has another significant, although less well studied, leakage anomaly associated with it and the surrounding Valmy Formation. Assays from younger cross cutting veins in the Hatter intrusive include 10 feet of 0.731 oz. Au/ton and 20 feet of
0.736 Au/ton and Valmy rocks low-grade intercepts such as 525 feet at 0.012 oz. Au/ton in brittle shear or Fault zones on the west flank of the stock host.

IVANHOE EXPLORATION PROGRAM


The primary goal of the exploration program at Ivanhoe is to locate high grade gold deposits amenable to mining by underground methods. Great Basin has identified two primary exploration targets, the Hollister and Hatter areas, to explore for modest depth feeder veins in the Valmy Formation below the Hollister deposit and deeper, lower plate targets below both the Hollister and Hatter target areas. To date, Great Basin has completed new, detailed surface mapping, and extensive new cross section construction that has defined key ore controlling vein structures beneath Hollister.

An initial drilling program at Hollister in 1998 tested one of these vein systems containing a 1994 Newmont core intercept of (+) 30 Opt gold. Using a N40E oriented fence of six vertical core holes on 25 foot spacings, the drilling cross-cut high-grade intercepts in the northern Clementine area of the deposit. Hole IH-004 pierced a very high grade vein zone of 4.6 feet grading 11.129 ounces gold per ton and 103.4 ounces silver per ton within a thicker interval of 10.6 feet assaying 4.964 Opt gold per ton and 47.8 ounces silver per ton. Another intercept of 12.6 feet grading 1.635 ounces gold and
39.0 ounces silver was discovered downhole.

The early-1998 discovery of Ken Snyder-style veining in the Valmy Formation at Hollister has made this target a high priority for the upcoming exploration program. The continuing Ivanhoe exploration program will focus on testing this high grade gold-silver system in upper plate Valmy Formation in the Hollister area. Drilling will build on relogging of drill holes and geocompilation of the vein system geometry.

During the 1999 exploration season Great Basin plans a $1.5 to 2.5 million exploration program to build on reinterpretation of the multiple vein intercepts in the Hollister area, by drilling angled core holes to establish the presence and continuity of this high-grade gold-silver system. Drill holes will test projected intersections of major ore-controlling northeast, east and north trending fault zones. Depending on results, 15 to 25 angled core holes with an average length of 1,000 feet are planned for 1999.

OTHER PROPERTIES


YAKOBI ISLAND PROPERTY


The Yakobi Island property is located approximately 70 miles west of Juneau in the Sitka Recording District, at the northernmost end of the Alexander Archipelago of Southeast Alaska. Access to the property is by helicopter or by boat to the dock at Bohemia Basin. The property consisted of 39 unpatented federal claims and 11 patented federal claims at Bohemia Basin. It also includes a 1.95 acre Alaska Tidelands Lease which covers a 200-foot dock at the Lower Camp access to Bohemia Basin. The Company held an undivided 100 percent interest in certain patented and unpatented mineral claims on the Yakobi Island property. In August 1997, all rental payments on the unpatented claims held by the Company on this property were allowed to lapse. The Company intends to hold its interest in the patented claims and maintain the tideland lease for use of the dock at Bohemia Basin.

The Company is in discussions with a Land Trust for the sale of the Yakobi Island properties. If concluded, the agreement would provide for clean up activities on the site and proceeds to the Company for the 155 acre property at appraised value, less an administrative fee payable to the Land Trust.

DISPOSITIONS AND INVESTMENTS IN OTHER PROPERTIES


SOUTH MONITOR PROPERTY


The South Monitor property, which consisted of 147 unpatented mining claims, is located in west-central Nevada between the Ellendale and Hannapah Mining Districts at the southern end of the Monitor Range, Nye County. The property, which was held by the Company and Gold Exploration General Partnership, the general partner of which is Nassau Ltd., has been abandoned. The South Monitor property is without a known body of commercial ore and the Company's activities on the property to date were exploratory in nature. No reclamation liabilities are anticipated.

RED MOUNTAIN PROPERTY


The Company acquired this property as a result of the amalgamation of Cornucopia Resources Ltd. and Cyrano Resources Inc. in November 1985 and sold it in September, 1989.

The Red Mountain property, situated approximately 13 miles from Silverton and Ouray, Colorado, consisted of 48 patented mining claims and 51 unpatented lode claims in Ouray and San Juan Counties in Southwestern Colorado. The Company determined that it was not interested in retaining the property and executed a quit-claim effective September 27, 1989, which reconveyed its interest in the property to Frank W. Baumgartner and Sial Exploration Inc.

The Division of Minerals and Geology (previously the Colorado Mined Land Reclamation Division) inspected the property in 1992 and 1993 and concluded that a full release of funds in trust of $60,000 was dependent on further evaluation of the revegetation on the property. In 1994, weather conditions prohibited inspection by the authorities. Another inspection was performed in 1995 when it was determined that further monitoring of vegetation was required prior to full release of the reclamation bond. In 1996, the Company received a release from Baumgartner for $50,000 of the funds held in trust. No inspection was performed in 1997 or 1998 and the $10,000 balance will be held in trust by the Forestry Department until restoration of the land is considered complete.

MINERAL RIDGE MINE


The Mineral Ridge Mine was 100% owned by the Company until its sale to Vista Gold Corp. ("Vista Gold") on October 21, 1998, for consideration of $250,000 and 1,562,500 common shares of Vista at a deemed value of $250,000, plus the assumption by Vista Gold of all of the liabilities of the Company with respect to the mine. Vista Gold is a public company, the shares of which are listed for trading on the American Stock Exchange, and which is a reporting issuer under the U.S. Exchange Act of 1934 (the "Exchange Act"). The Mineral Ridge properties are located near the town of Silver Peak, approximately 35 miles (56.35 kilometers) southwest of Tonopah, in Esmeralda County, Nevada. The 3,130 acre (1,266 hectares) land package consists of a total of 195 claims on four contiguous parcels of land in Esmeralda County (collectively referred to as the "Mineral Ridge Mine").

CARLIN RESOURCES CORP.


As at January 1, 1997 the Company held an aggregate of 3,635,639 common shares of Carlin Resources Corp.,("Carlin") a Vancouver Stock Exchange listed company. Effective April 29, 1997, the Company sold 2,100,000 shares of Carlin through a broker for net proceeds of C $0.59 per share. As at December 31, 1997, the Company held 14.6% or 1,561,139 shares of Carlin . After a writedown of $476,341 in 1997, the carrying value of the investment in Carlin was reduced to nil. An outstanding inter-company advance of approximately $202,700 (C $290,000) included in accounts receivable on the balance sheet at its estimated realizable value as at December 31, 1997, was recovered in 1998 together with 1,000,000 Carlin shares. During the first and second quarters of 1998, the Company endeavored unsuccessfully to find a buyer for its block of 2,561,139 Carlin shares. In order to raise funds for working capital, the shares were sold to two directors of the Company in September, 1998.

                           DIRECTORS OF THE COMPANY


The directors of the Company are elected at each annual general meeting and hold office until the next annual general meeting or until their successors are appointed. It is proposed that the number of directors be fixed at five for the ensuing year. In the absence of instructions to the contrary, the enclosed proxy will be voted for the foregoing proposal and for the nominees herein listed.

The Company has a Compensation Committee and is required to have an Audit Committee. Members of these committees are as set out below: See "Board and Committee Meetings."

Management of the Company proposes to nominate each of the following persons for election as a director. Information concerning such persons, as furnished by the individual nominees, is as follows:

-------------------------- ------------- ------ ----------- ----------------------------   ------------------------------
                                                               PRIOR TO TRANSACTIONS             AFTER TRANSACTIONS
-------------------------- ------------- ------ ----------- ----------------------------   ------------------------------
                                                               NUMBER OF                      NUMBER OF
                                                             COMMON SHARES                  COMMON SHARES
NAME AND COUNTRY OF          POSITION           DATE OF       BENEFICIALLY    PERCENTAGE     BENEFICIALLY    PERCENTAGE
ORDINARY RESIDENCE         WITH COMPANY   AGE   APPOINTMENT   OWNED OR,       OF CLASS       OWNED OR,       OF CLASS
                                                              DIRECTLY OR                    DIRECTLY OR
                                                              INDIRECTLY,                    INDIRECTLY,
                                                             CONTROLLED(1)                  CONTROLLED(4)
-------------------------- ------------- ------ ----------- ----------------- ------------ ----------------- ------------

Sargent H. Berner            Director     58    Oct 12,        110,000(3)         < 1%        101,000 (6)        < 1%
Vancouver, B.C.,                                   1990
Canada
-------------------------- ------------- ------ ----------- ----------------- ------------ ----------------- ------------

Andrew F.B. Milligan        Director,     74    Nov 17,        547,200(2)       1.32%         604,720 (5)        3.3%
Vancouver, B.C.,            President              1986
Canada                      and Chief
                            Executive
                            Officer(4)
-------------------------- ------------- ------ ----------- ----------------- ------------ ----------------- ------------
David R. Williamson          Director     57    Oct 16,           Nil            0%           100,000 (6)        < 1%
London, England                                    1989
-------------------------- ------------- ------ ----------- ----------------- ------------ ----------------- ------------
John J. Brown                Proposed     66       N/A            Nil            0%           200,000 (7)        < 1%
Vancouver, B.C.,             Director
Canada
-------------------------- ------------- ------ ----------- ----------------- ------------ ----------------- ------------

-------------------------- ------------- ------ ----------- ----------------------------   ------------------------------
                                                               PRIOR TO TRANSACTIONS             AFTER TRANSACTIONS
-------------------------- ------------- ------ ----------- ----------------------------   ------------------------------
                                                               NUMBER OF                      NUMBER OF
                                                             COMMON SHARES                  COMMON SHARES
NAME AND COUNTRY OF          POSITION           DATE OF       BENEFICIALLY    PERCENTAGE     BENEFICIALLY    PERCENTAGE
ORDINARY RESIDENCE         WITH COMPANY   AGE   APPOINTMENT    OWNED OR,      OF CLASS        OWNED OR,      OF CLASS
                                                              DIRECTLY OR                    DIRECTLY OR
                                                              INDIRECTLY,                    INDIRECTLY,
                                                             CONTROLLED(1)                  CONTROLLED(4)
-------------------------- ------------- ------ ----------- ----------------- ------------ ----------------- ------------
A. Murray Sinclair           Proposed     37       N/A            Nil            0%         100,000(6)       < 1%
Vancouver, B.C.,             Director
Canada
-------------------------- ------------- ------ ----------- ----------------- ------------ ----------------- ------------

(1) Based upon information furnished to the Company by individual directors. Unless otherwise indicated, such shares are held directly.

(2) Includes 500,000 shares issuable upon exercise of incentive stock options granted under the existing Stock Option Plan and 400,000 shares issuable upon exercise of warrants by Glencoe Management Ltd.

(3) Includes 100,000 shares issuable upon exercise of an incentive stock option granted under the existing Stock Option Plan.

(4) Based upon shareholder approval of proposed new Stock Option Plan and completion of acquisition of Stockscape, disposition of Ivanhoe Property and private placement financing, as disclosed under "Particulars of Other Matters to be Acted Upon". Unless otherwise indicated, such shares are held directly.

(5) Includes 200,000 shares issuable upon exercise of an incentive stock option allocated under the new Stock Option Plan, subject to shareholder approval.

(6) Includes 100,000 shares issuable upon exercise of an incentive stock option allocated under the new Stock Option Plan, subject to shareholder approval.

(7) Includes 200,000 shares issuable upon exercise of an incentive stock option allocated under the new Stock Option Plan, subject to shareholder approval.

BUSINESS EXPERIENCE AND PRINCIPAL OCCUPATION OF DIRECTORS,
EXECUTIVE OFFICERS AND SIGNIFICANT EMPLOYEES


The present and principal occupations during the last five years of the Company's directors and executive officers are set forth below.


SARGENT H. BERNER is a partner of DuMoulin Black, a law firm in Vancouver, British Columbia. Mr. Berner is also a director of Aurizon Mines Ltd., Cream Minerals Ltd., Emperor Gold Corporation, Valerie Gold Resources Ltd. and Sultan Minerals Inc. which are Vancouver-based companies listed on the Vancouver Stock Exchange. Aurizon Mines Ltd. is also listed on the Toronto and Montreal Stock Exchanges.

ANDREW F.B. MILLIGAN, a business executive, has been President and Chief Executive Officer of the Company since September, 1991. Mr. Milligan was Chairman of the Company from April, 1987 to June, 1989 and was President of the Company from November, 1986 to April, 1987. Mr. Milligan was Chairman of Carlin Resources Corp. from November, 1994 to June, 1997 and was a director of Carlin Resources Corp. from November, 1994 to January, 1999 and he is also a director of Advanced Projects Limited and Lysander Gold Corporation, all of which are Vancouver-based mining companies with shares listed on the Vancouver Stock Exchange.

A. MURRAY SINCLAIR is a partner of Quest Management Corp., a private management company and of Quest Ventures., a private merchant banking company, both of which positions he has held since 1996. Previously, Mr. Sinclair was managing director of Quest Oil & Gas Inc., an oil and gas company the shares of which are listed on the Toronto Stock Exchange. He holds a Bachelor of Commerce degree from Queen's University (1984). Mr. Sinclair is also a director of the following reporting companies: Arapaho Capital Corp., Arlington Ventures Ltd., Belvedere Resources Ltd., Brandale Food Services Inc., Breakwater Resources Ltd., Brimstone Gold Corp., Can West Exploration Inc., Magnifoam Technology Inc., Marchwell Capital Corp., New Inca Gold Ltd., Pickle Crow Resources Inc., Transatlantic Petroleum Corp. (formerly Profco Resources Corp.), Rhodelta Software Inc., Roseland Resources Ltd., RTO Enterprises Inc., Santa Cruz Minerals Inc., Ventel, Inc.

JOHN J. BROWN, is the President and sole director of Stockscape Technologies Ltd. A chartered accountant with a Bachelor of Commerce degree, Mr. Brown is also a Director and the President of Pacific Opportunity Company Ltd., a financial consulting and merchant banking firm in Vancouver, Canada. He is a director and chief financial officer of KeyWest Energy Corporation, a director of United States Lime & Minerals, Inc., director and chief financial officer of Rio Amarillo Mining Ltd. and President and director of International Mahogany Corp. and Golden Sitka Resources Ltd. Mr. Brown was an investment advisor with a Canadian brokerage firm, was a senior partner with the public auditing firm of Deloitte & Touche, Chartered Accountants, in Vancouver, and for many years was a Director of the British Columbia Automobile Association and the Canadian Automobile Association and is a past Chairman of BCAA.

DAVID R. WILLIAMSON, a mining engineer and business executive, is principal of his own business, David Williamson Associates Limited, financial consultants to the mining industry and publishers of International Mining Review, based in London, England. In 1982 Mr. Williamson joined Shearson Lehman Hutton and formed their metals and mining research team. From 1987 to 1989 he held the positions of Executive Director of Shearson Lehman Hutton and director of Metals and Mining Research for Shearson Lehman Hutton Commodities. He is also a former governor of the Camborne School of Mines in England. Mr. Williamson is a director of Crown Resources Corporation, Asia Pacific Resources Ltd. and Crew Development Corporation, which are publicly traded mining companies listed on Nasdaq and on The Toronto Stock Exchange.

GLENN H. FRIESEN (age 42) is a Certified General Accountant and has been Chief Financial Officer of the Company since February, 1998 and Corporate Controller from May, 1997 to February, 1998. Mr. Friesen was Chief Financial Officer of Power Smart Inc. from 1991 to 1996 and Controller of Skyline Gold Corp. from 1989 to 1991. He was also employed in various corporate accounting positions from 1981 to 1886 at Westar Mining Ltd.

KARYN E. BACHERT (age 47) has been Corporate Secretary of the Company since June, 1992 and was Assistant Secretary of the Company from November, 1988 to June, 1992. Ms. Bachert has been employed by the Company since January, 1987. Ms. Bachert was Corporate Secretary of Carlin Resources Corp. from November, 1994 to June, 1997.

Sargent H. Berner is a director of Aurizon Mines Ltd., and John F. Brown is a director of United States Lime & Minerals, Inc., companies which have a class of securities registered pursuant to Section 12 of the United States Securities Exchange Act of 1934 (the "Exchange Act"), or subject to the requirements of Section 15(d) of the Exchange Act.

Section 16(a) of the Exchange Act requires the officers and directors, and persons who own more than 10% of a registered class of equity securities of a reporting company to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC"). Officers, directors and shareholders owning greater than 10% of the common stock of such a company are required by SEC regulation to furnish the Company with copies of all reports filed pursuant to Section 16(a). Based solely upon a review of the reports furnished to the Company, the Company is not aware of any transactions that were not reported on a timely basis or any failure to file any required form.

BOARD AND COMMITTEE MEETINGS


The Board of Directors of the Company held three meetings during the year ended December 31, 1998. All other proceedings of the Board of Directors were conducted by resolutions consented to in writing by all the directors and filed with the minutes of the proceedings of the directors. Such resolutions consented to in writing by all the directors are, according to the COMPANY ACT (British Columbia) and the Articles of the Company, as valid and effectual as if they had been passed at a meeting of the directors duly called and held.

The Company had an Executive Committee of its Board of Directors for the 1996
- 1997 term but did not appoint an Executive Committee for the 1997 - 1998 or 1998 - 1999 terms. The function of the Executive Committee is to deal with matters requiring approval by the Company's directors during the intervals between meetings of the Board of Directors. The board of Directors determined in June, 1997, that an Executive Committee was not required in light of the frequency of Board meetings.

Pursuant to the requirements of the COMPANY ACT (British Columbia), the Company also has an Audit Committee of its Board of Directors presently consisting of Charles J. G. Russell, Sargent H. Berner and Andrew F.
B. Milligan. Mr. Russell has indicated his intention not to stand for nomination to the Board of Directors of the Company for the upcoming year and accordingly the Board of Directors elected at the Annual General Meeting will appoint a replacement director to the Audit Committee. The function of the Audit Committee is to review financial statements with the auditors and to report thereon to the Board of Directors. During 1998, one meeting of the Audit Committee was held.

The Company has a Compensation Committee which, during the past year, was made up of Stephen R. Sopher, Sargent H. Berner and Charles J.G. Russell. Mr. Sopher and Mr. Russell have indicated their intention not to stand for nomination to the Board of Directors of the Company for the upcoming year and accordingly the Board of Directors elected at the Annual General Meeting will appoint replacement directors to the Compensation
Committee. The function of the Compensation Committee is to investigate and recommend to the directors appropriate levels and types of compensation for directors and officers of the Company. During 1998, there was one meeting held by this Committee.

The Company does not have a standing Nominating Committee.


During 1998, each incumbent director attended at least 75% of the aggregate of (i) the total number of meetings of the Board of Directors held during the period for which he was a director and (ii) the total number of meetings held by all committees of the Board of Directors during the period on which he served. The total number of all regular and committee meetings of the Board of Directors in 1998 was five.

CERTAIN RELATIONSHIPS AND TRANSACTIONS


The services of Andrew F.B. Milligan, a director, President and Chief Executive Officer of the Company, are provided to the Company pursuant to a Consultant/Management Agreement with Glencoe Management Ltd. dated December 1, 1991 and amended on December 19, 1992, June 29, 1994, June 1, 1995 and May 20, 1998. Mr. Milligan is the principal shareholder of Glencoe Management Ltd. which receives management fees from the Company. See "Summary of Executive Compensation".

David S. Jennings, a former director of the Company, is the principal shareholder of 7557 Management Group Ltd., ("7557"), a management company which received fees for providing the services of Dr. Jennings. During the year ended December 31, 1998, no fees were paid to 7557.

James A. Currie, formerly Executive Vice President and Chief Operating Officer of the Company until February 6, 1998, and a director of Touchstone Resources Company from May 1998, to November 1998, is the principal shareholder of Anacortes Management Ltd., which received fees of $14,192 during 1998 fiscal year and $23,041 for the period November 17, 1997, to December 31, 1997, (nil in prior years) for providing consulting services for the Company.

Sargent H. Berner, a director of the Company, is a partner in the Vancouver law firm of DuMoulin Black, which received fees for legal services provided to the Company for the year ended December 31, 1998 of $60,570.

In respect of each of the foregoing arrangements the terms upon which services are provided are, in the opinion of management, at least comparable and in some cases are more favourable to the Company than would have been obtainable from arm's length parties.

                             EXECUTIVE COMPENSATION


The Company's executive and employee compensation program is administered by the Compensation and/or Executive Committees. The Compensation Committee establishes or recommends general compensation levels and policies for executive officers and employees of the Company. The Stock Incentive Plan is administered by the Executive Committee or, in the absence of this committee, by executive officers of the Company on behalf of the Board of Directors. The Company's Board designates the members of each committee on an annual basis.

SUMMARY OF EXECUTIVE COMPENSATION


Between 1996 and 1998, there were five executive officers of the Company:
Andrew F.B. Milligan, James A. Currie, Bobbi-Jo Gordon, Glenn H. Friesen and James Carter. The following table sets forth certain summary information concerning the compensation awarded to, earned by, or paid to the Chief Executive Officer and those officers of the Company whose combined salary and bonuses for 1998 exceeded C$100,000 for services in all capacities to the Company during the years ended December 31, 1998, 1997 and 1996 (collectively, the "Named Executive Officers"). The aggregate value of other annual compensation paid to the Named Executive Officers during 1998 did not exceed 10% of the aggregate cash compensation set forth in the table below.

                         SUMMARY COMPENSATION TABLE
                             ANNUAL COMPENSATION


                                                  SALARY        BONUS(1)     SECURITIES UNDER        ALL OTHER
NAME AND PRINCIPAL POSITION          YEAR           $              $             OPTIONS          COMPENSATION(2)
---------------------------------- ---------- --------------- ------------- ------------------- --------------------
Andrew F.B. Milligan(3)              1998        145,488           --            500,000                --
President and Chief Executive        1997        155,530           --            500,000(4)             --
Officer                              1996        158,474          47,542         450,000                --

James A. Currie(5)                   1998         14,192           --               --                  --
Executive Vice President             1997        112,448           --            400,000                --
and Chief Operating Officer          1996        107,850          18,332          50,000

Bobbi-Jo Gordon(7)                   1998         10,416            --                               $84,237
Vice President, Finance and          1997         88,604            --               --                 --
Chief Financial Officer              1996            --             --           150,000                --

James A. Carter(6)                   1998            --             --               --                 --
former Executive Vice President      1997          5,400            --               --                 --
and Chief Financial Officer          1996        132,062          39,168         240,000                --

(1)      Granted in respect of performance in the previous year.

(2)      Represents amounts paid or accrued under termination agreement.

(3) The services of Mr. Milligan are provided under an Agreement dated December 1, 1991, as subsequently amended, between the Company and Glencoe Management Ltd., a company owned and controlled by Mr. Milligan.

(4) This represents the repricing of the stock options of Mr. Milligan granted in 1995 and 1996. See "Table of Option and SAR Repricings" below.

(5) The services of Mr. Currie were provided under an Agreement dated November 17, 1997, between the Company and Anacortes Management Ltd. and terminated on February 6, 1998. Mr. Currie resigned his position as Executive Vice-President of the Company in February, 1998, and remained a director of the Company's subsidiary Touchstone Resources Company until November, 1998.

(6) The services of Mr. Carter were provided under an agreement with the Company dated June 1, 1993 and amended June 1, 1995, which terminated January 31, 1997. All options held by Mr. Carter expired on June 30, 1997, pursuant to his termination agreement.

(7) The services of Ms. Gordon were provided under an agreement with the Company dated February 1, 1997. Ms. Gordon resigned her position as Vice-President, Finance and Chief Financial Officer of the Company in January, 1998, and the stock option granted to her in 1997 expired on March 2, 1998.

STOCK INCENTIVE TRANSACTIONS DURING 1998


The following table sets out the details of all stock option grants to the Named Executive Officers during the most recently completed financial year. These stock options were granted outside of the Company's Stock Incentive Plan.


                      NUMBER OF
                      SECURITIES      PERCENT OF TOTAL                                    POTENTIAL        POTENTIAL
                      UNDERLYING     OPTIONS GRANTED TO                                  REALIZABLE     REALIZABLE VALUE
                   OPTIONS GRANTED      EMPLOYEES IN        EXERCISE     EXPIRATION         VALUE             10%
NAME                                     FISCAL YEAR         PRICE          DATE             5%
------------------ ----------------- -------------------- ------------- -------------- ---------------- -----------------
Andrew F.B.            500,000               39%             C$0.15     Sept. 9, 2003     C$20,721          C$45,788
Milligan

Note: During 1998 a total of 150,000 options were granted under the Company's Stock Incentive Plan. These options were granted at an exercise price equal to the closing price of the Company's common shares on the Toronto Stock Exchange on the trading day immediately preceding the date of grant. It is expected that, as part of the corporate reorganization described below, outstanding directors' and employees' options granted both under and outside of the Company's Stock Incentive Plan will be cancelled and replaced by new incentive options to purchase post-consolidation shares at a price of $0.50 (Cdn.) per Share under the new Stock Incentive Plan for which shareholder approval will be sought: See "Share Option Program", "Compensation of Directors" and "Particulars of Other Matters to be Acted Upon".

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND OPTION VALUES


The following table sets out the details of all stock options exercised during the most recently completed financial year by the Named Executive Officers and the financial year end values of the stock options held by the Named Executive Officers.


                SHARES
                ACQUIRED
                ON                         NUMBER OF SECURITIES        VALUE OF UNEXERCISED      VALUE OF UNEXERCISED
                EXERCISE      VALUE       UNDERLYING UNEXERCISED     IN-THE-MONEY OPTIONS AT   IN-THE-MONEY OPTIONS AT
NAME               (#)       REALIZED     OPTIONS AT 12/31/98(1)             12/31/98                04/30/99 (4)
--------------- ----------- ----------- ---------------------------- ------------------------- -------------------------
                                        EXERCISABLE     UNEXERCIS    EXERCIS-     UNEXERCIS-    EXERCIS-    UNEXERCIS-
                                                          ABLE         ABLE          ABLE         ABLE         ABLE
                                        -------------   ------------ ----------  ------------- -----------  ------------
Andrew F.B.         --         --        500,000(3)       500,000        Nil          --           Nil          Nil
Milligan

James A.            --         --       400,000(2)(3)       --           Nil          --           Nil          Nil
Currie

(1) During 1998 a total of 630,000 options either expired or were surrendered.

(2)      Option exercisable until May 19, 1999.

(3) It is anticipated that, as part of the corporate reorganization described below, outstanding directors' and employees' options granted both under and outside of the Company's Stock Incentive Plan will be cancelled, and replaced by new incentive options to purchase post-consolidation shares at a price of $0.50 (Cdn.) per Share granted under the new Stock Incentive Plan for which shareholder approval will be sought: See "Share Option Program", "Compensation of Directors" and "Particulars of Other Matters to be Acted Upon".

(4)      Based on a closing bid of $0.091 on the OTCBB on April 30, 1999.


                      TABLE OF OPTION AND SAR REPRICINGS


The following table sets forth stock options of Named Executive Officers which were repriced under the Company's Stock Option Plan (the "Stock Option Plan") or otherwise during the ten year period preceding the date of this Proxy Statement.


                                                                                                       LENGTH OF
                                                  MARKET PRICE                                      ORIGINAL OPTION
                                  SECURITIES      OF SECURITIES    EXERCISE PRICE                    TERM REMAINING
                                    UNDER          AT TIME OF        AT TIME OF          NEW           AT DATE OF
                                 OPTIONS/SARS     REPRICING OR      REPRICING OR       EXERCISE       REPRICING OR
                   DATE OF       REPRICED OR        AMENDMENT        AMENDMENT          PRICE          AMENDMENT
NAME              REPRICING      AMENDED (#)      (C$/SECURITY)    (C$/SECURITY)    (C$/SECURITY)
---------------- ------------- ----------------- ---------------- ----------------- --------------- -----------------
Andrew F.B.       Oct 21-97        500,000            0.68              1.75/            0.68          2 1/4 years/
Milligan                                                                1.69(1)                        3 1/4 years(1)

James A. Currie   Oct 21-97        400,000            0.68              1.06/            0.68          4 1/2 years(2)
                                                                        0.80(2)

Bobbi-Jo Gordon   Oct 21-97        150,000            0.68              1.08             0.68          4 1/4 years

(1) Two stock options were repriced, one exercisable for 50,000 shares at C$1.75 per share expiring on January 4, 2000 and one exercisable for 450,000 shares at C$1.69 per share expiring on January 4, 2001.

(2) Two stock options were repriced, one exercisable for 150,000 shares at C$1.06 per share expiring on February 27, 2002 and one exercisable for 250,000 shares at C$0.80 per share expiring on June 19, 2002.


Stock options are a significant component of the compensation received by the Named Executive Officers and serve to provide incentive to such individuals to act in the best interests of the Company and its shareholders. Since the market price of the Company's shares was well below the exercise price, the stock options ceased to offer the desired incentive and were repriced.

COMPENSATION OF DIRECTORS


The Company pays outside directors a fee of C$650 for each meeting attended, in person or by telephone and an additional C$350 for outside directors who chair committee or board meetings. These fees were waived in 1998. In addition, the directors may be reimbursed for actual expenses reasonably incurred by them in connection with attending meetings of the board. Directors are also eligible to receive bonus shares or options to purchase Common shares of the Company.

MANAGEMENT AGREEMENTS AND TERMINATION OF EMPLOYMENT
AND CHANGE-IN-CONTROL


1. The services of Andrew F.B. Milligan, a director, President and Chief Executive Officer of the Company, are provided to the Company pursuant to a Consultant/Management Agreement with Glencoe Management Ltd. dated December 1, 1991, and amended on December 19, 1992, June 29, 1994, June 1, 1995 and May 20, 1998. Mr. Milligan
         is the principal shareholder of Glencoe Management Ltd. The agreement includes provisions by which Mr. Milligan is entitled to receive an amount equal to three years' management fees, and to participate in all employee insurance and benefit plans in place for a period of up to three years if the Company should terminate the agreement or the employment of Mr. Milligan without cause. In order to facilitate the reorganization contemplated herein, Mr. Milligan has agreed that in the event the reorganization receives all required approvals, effective June 1, 1999, Glencoe Management Ltd. will accept a 44.4% reduction in salary and the substitution of a 3 year fixed term employment contract in lieu of the three year severance provisions of the current Consultant/Management Agreement. As consideration, for relinquishing these benefits, Glencoe Management Ltd. will be granted warrants to purchase 400,000 Common Shares of the Company on a post-consolidation basis at a price of C$0.50, in addition to any other options to which Mr. Milligan may be entitled in his continuing capacity as a director and officer of the Company.

2. Until February 6, 1998, the services of James A. Currie, who was Executive Vice President and Chief Operating Officer of the Company since June, 1997 and Vice-President, Mining of the Company from December, 1994 to June, 1997, were provided to the Company pursuant to a Consulting Agreement between the Company and Anacortes Management Ltd. dated November 17, 1997. This Agreement was terminated on February 6, 1998.

3. Until February 1, 1998, the services of Bobbi-Jo (B.J.) Gordon, who was Vice-President, Finance and Chief Financial Officer of the Company since February 1, 1997, were provided to the Company pursuant to an Employment Agreement dated February 1, 1997. This agreement included provisions by which Ms. Gordon was entitled to receive an amount equal to one years salary, and was also entitled to participate in all employee health, insurance and benefit plans in place for a one year period should the Company terminate the agreement or her employment without cause. The Company and Ms. Gordon entered into an agreement on January 31, 1998 under which a total of C$100,948 was paid and an additional C$28,523 was settled by way of issuance on May 4, 1998 of 150,517 shares. Ms. Gordon's stock option expired on March 3, 1998.

4. David S. Jennings, a former director of the Company, is the principal shareholder of 7557 Management Group Ltd., a management company which received fees for providing the services of Dr. Jennings. No fees were paid to Dr. Jennings or to 7557 during 1998.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

Since June, 1997, the Compensation Committee has been made up of non-executive directors of the Company.

BOARD OF COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

The Company's compensation program for its executive officers is administered and reviewed by the Compensation Committee (the "Committee") of the Board of Directors. In 1995, the Committee used information relating to comparable companies in determining appropriate executive compensation practices for the most senior executive officers. The Committee concluded that the base salaries and benefits provided to the Company's senior officers were comparable to those provided by similar companies. However, it was determined that the Company was deficient, in relation to comparable companies, in not providing short-term incentives such as a bonus plan. Thus, the Committee recommended and the Board of Directors approved additional potential annual compensation through short term incentive awards through a bonus plan. The award of a bonus is based on the performance of the executive reaching strategic goals of the company, such as achieving recognition in the market-place, development of ore reserves, securing additional financing, accomplishing significant acquisitions, etc. The objectives for the individual are intended to be specific, measurable, achievable, relevant and timely.

In 1998, the Committee reviewed and concluded that the annual salary and benefits for the executive officers remained in line with salaries and benefits offered by comparable companies. The Committee did not recommend any increase in base salaries or benefits or the award of any bonuses for 1998.

The change in direction and business of the Company resulting from the disposition of its remaining active mining asset and acquisition of Stockscape will require a re-evaluation of the Company's compensation arrangements and the basis for them. It is expected that a newly constituted Compensation Committee will review such matters following the Company's upcoming annual general meeting.

STOCK INCENTIVE PLANS

The Company grants, and has in the past granted, to directors, officers and employees of the Company, options to purchase Common Shares subject to and in accordance with the prevailing policies of the regulatory authorities having jurisdiction with respect to the Company and the stock exchanges on which the Company's shares are listed for trading at the time of such grants. Options are granted based on the assessment by the Company's Board of Directors of the optionee's past and present contribution to the success of the Company.

While the Company's shares were listed for trading on The Toronto Stock Exchange the exercise price of options was subject to the approval by The Toronto Stock Exchange and was generally not less than the market price of the shares at the time the options were granted. During the past year the Company granted incentive options to directors and employees for the purchase of an aggregate 1,290,000 shares under the Share Option Program of which 1,140,000 were subject to regulatory and shareholder approval. In connection with the Company's proposed reorganization, it is anticipated that these options will be cancelled and be replaced by new incentive options for the purchase of post-consolidation shares under a new Stock Incentive Plan, as described under "Particulars of Other Matters to be Acted Upon".

COMPARATIVE SHAREHOLDER RETURN PERFORMANCE GRAPH

The graph below (as required by the Regulation) compares the yearly percentage change in the cumulative total shareholder return on the Company's shares against the cumulative total shareholder return on the TSE Gold & Precious Minerals Sub-Index and TSE 300 Stock Index for the five fiscal years immediately prior to the beginning of the present financial year, assuming a $100 initial investment with all dividends reinvested to the cumulative returns.

                      COMPARISON OF FIVE-YEAR CUMULATIVE
              TOTAL SHAREHOLDER RETURN ("CSR") ON COMMON SHARES
                OF THE CORPORATION AND THE TSE 300 STOCK INDEX

             1993      1994         1995         1996         1997       1998

TSE 300      $129       $126        $141         $177         $200       $175
Gold Index   $204       $183        $198         $215         $122        $90
Cornucopia   $159        $97        $109          $61          $35        $16

   Yearly % Change in CSR        Total Dividends & (End Price - Opening Price)
    (for a given period)   ==    ---------------------------------------------
                                                Opening Price

     *Assumes that the initial value of investment on The Toronto Stock Exchange in the Corporation's common shares and in each of the indices was $100 on commencement of the 5 year period and that all dividends were reinvested.

------------- ---------------------------------- ---------------------------------- ----------------------------------
                           TSE 300                        GOLD & MINERAL
                         STOCK PRICE                        STOCK PRICE                 CORNUCOPIA CLOSING PRICE
    YEAR                INDEX VALUES                        INDEX VALUE                            C$
------------- ---------------------------------- ---------------------------------- ----------------------------------
    1993                  4,321.43                            10,698.96                           2.55
------------- ---------------------------------- ---------------------------------- ----------------------------------
    1994                  4,213.61                             9,586.36                           1.55
------------- ---------------------------------- ---------------------------------- ----------------------------------
    1995                  4,713.54                            10,413.61                           1.75
------------- ---------------------------------- ---------------------------------- ----------------------------------
    1996                  5,927.03                            11,302.64                           0.97
------------- ---------------------------------- ---------------------------------- ----------------------------------
    1997                  6,699.44                             6,378.87                           0.26
------------- ---------------------------------- ---------------------------------- ----------------------------------
    1998                  6,485.94                             5,921.27                           0.045
------------- ---------------------------------- ---------------------------------- ----------------------------------

                 INTEREST OF INSIDERS IN MATERIAL TRANSACTIONS

Save and except as set out elsewhere herein, no insider or proposed nominee for election as a director of the Company and no associate or affiliate of the foregoing persons has or has had any material interest, direct or indirect, in any transaction since the commencement of the Company's last completed financial year or in any proposed transaction which in either such case has materially affected or will materially affect the Company.

                        MANAGEMENT/EMPLOYMENT AGREEMENTS

No management functions of the Company are performed to any substantial degree by a person other than the directors or senior officers of the Company. The services of Andrew F.B. Milligan, a director, President and Chief Executive Officer of the Company, are provided to the Company pursuant to a Consultant/Management Agreement with Glencoe Management Ltd. dated December 1, 1991 as amended on December 19, 1992, June 29, 1994, June 1, 1995 and May 20, 1998. Mr. Milligan is the principal shareholder of Glencoe Management Ltd. (see "Executive Compensation"). The services of James A. Currie, a former executive officer of the Company and B.J. Gordon, a former executive officer of the Company also were provided pursuant to Management and Employment Agreements (see "Executive Compensation" and "Management Agreements and Termination of Employment and Change-In-Control Agreements").

                    INDEBTEDNESS TO COMPANY OF DIRECTORS,
                    EXECUTIVE OFFICERS AND SENIOR OFFICERS

Save and except as set out elsewhere herein, there is no indebtedness of any director, executive officer, senior officer, proposed nominee for election as a director or associate of them, to or guaranteed or supported by the Company or any of its subsidiaries either pursuant to an employee stock purchase program of the Company or otherwise, during the most recently completed financial year.

                             APPOINTMENT OF AUDITOR

Unless otherwise instructed, the proxies given pursuant to this solicitation will be voted for the appointment of KPMG LLP, Chartered Accountants, of 777 Dunsmuir Street, Vancouver, British Columbia, V7Y 1K3, as the auditor of the Company to hold office for the ensuing year at a remuneration to be fixed by the directors. KPMG LLP have been auditors of the Company since October 28, 1991.

A representative of KPMG LLP is expected to attend the Meeting and will have the opportunity to make any statement such representative may desire to make and to respond to any appropriate questions of shareholders.

                 PARTICULARS OF OTHER MATTERS TO BE ACTED UPON

1.       DISPOSITION OF IVANHOE JOINT VENTURE INTEREST

The Company has entered into an agreement dated March 2, 1999 (the "Sale Agreement"), subject to shareholder approval, pursuant to which the Company will sell its wholly-owned subsidiary, Touchstone Resources Company, ("Touchstone") to Great Basin Gold Ltd., ("Great Basin") its joint venture partner in the Ivanhoe project, in exchange for C2,750,000 common shares (the "Great Basin Shares") at a price of C$1.25 per share (total C$3,437,500) and 250,000 share purchase warrants of Great Basin. The share purchase warrants will entitle the Company to purchase additional shares of Great Basin at C$2.00 per share for one year. Touchstone holds the Company's 25% joint venture interest in the Ivanhoe project, which is its only asset, and is party to a joint venture agreement dated August 13, 1997 with Great Basin Gold Inc., a subsidiary of Great Basin Gold Ltd. of Vancouver, British Columbia. The closing market price of Great Basin's Shares on the Vancouver Stock Exchange on March 2, 1999 was C$1.25. The transaction represents a disposition of substantially the whole of the Company's present undertaking, and accordingly requires shareholder approval by way of special resolution:
See "Sale of Undertaking" and "Rights of Dissent" below.

MATERIAL TERMS OF SALE AGREEMENT

1. Resale of the Great Basin Shares and any shares issued upon exercise of the share purchase warrants issued in consideration ("Warrant Shares") will be restricted, by agreement, for a period of six months (the "Prohibition Period").

2. Following the Prohibition Period the Company is entitled to sell, without restriction or notice to Great Basin, up to 25,000 of the Great Basin Shares and the Warrant Shares (collectively, the "Shares") in any 30 calendar day period or to carry over any or all of that number of Shares to the next 30 calendar day period and thereafter for up to four such periods, so that, in effect, the Company may sell up to 100,000 Great Basin Shares during the last 30 days of a 120 calendar day period.

3. Notwithstanding the foregoing, the Company is entitled to sell up to 100,000 Great Basin Shares in any 30 calendar day period provided that it first gives to Great Basin the right to cause such Shares to be acquired by a person designated by Great Basin at a price at least equal to the five day average closing price of Great Basin's Shares on the five trading days before it received such notice, less a 10% discount. If Great Basin does not exercise that right, the Company is free to sell up to 100,000 Great Basin Shares by private sale or on the market for a period of 45 days.

4. Under the terms of the agreement, Great Basin has an assignable right to purchase any shares in Great Basin in excess of 2,000,000 (fully-diluted) held from time to time by the Company at a price based on the 5 day average closing price of Great Basin's Shares, plus 10%, subject to a minimum price of $1.00 per share. The agreement provides for adjustments to the price in the event that the five day average closing price post-sale is more than a specified percentage of the price paid.

5. The Company has agreed to a voting trust in favour of Great Basin management for a period of two years and will be given representation on the board of directors of Great Basin.

6. The Company will have the right to participate in future financings of Great Basin in order to maintain its equity interest if so desired.

7. Completion of the purchase and sale is subject to conditions precedent in favour of both parties which include the requisite regulatory and shareholder approvals, satisfactory due diligence review of and favorable opinions on matters material to the transaction. No regulatory approval of the transaction is required by the Company. Great Basin requires approval of the Vancouver Stock Exchange, which has been sought.

REASONS FOR DISPOSITION OF IVANHOE JOINT VENTURE INTEREST

As a result of the unfavorable market conditions for junior resource issuers in the past twenty-four months the Company has been unable to raise the necessary capital to fund its share of the reclamation costs for the Hollister area of the Ivanhoe property as contemplated under the Purchase Agreement between the Company, Great Basin and Newmont Mining Company, or to enable it to participate in the current drilling program proposed by Great Basin. In those circumstances, the Company faced an inevitable dilution of its 25% interest in the Ivanhoe project, pursuant to the terms of its agreements with Great Basin. The Board of Directors continues to be of the view, based on exploration results to date, that the Ivanhoe property is highly prospective for hosting a Carlin-type mineral deposit. Nevertheless, taking into account the present state of the capital markets for an issuer in the Company's position, the Board decided that it was in the best interests of the Company to sell its interest in the Ivanhoe property before suffering material dilution and a further loss of negotiating strength. A sale of the Company's joint venture interest to Great Basin will result in 100% of the project being held by Great Basin, which is expected to assist Great Basin in financing further exploration and development of the property. At the same time, the Company, by virtue of its shareholding in Great Basin, will still be in a position to realize a benefit from any discovery on the project, or any other projects which Great Basin may undertake.

Coupled with the Company's holding of 1.57 million shares of Vista Gold Corp. acquired by the Company on sale of Mineral Ridge, the shares in Great Basin will represent a continued stake in the two projects which formed the foundation of the Company in earlier days and which the Board believes could be valuable investments if and when the price of gold recovers from present levels. If the transaction with Great Basin completes, the Company will own 2,750,000 shares of the then outstanding 19,786,771 shares of Great Basin, or 14%. The Company owns 1,562,500 shares of the outstanding 90,715,040 shares of Vista Gold, or 1.7%.

In the event that the sale of Touchstone does not receive shareholder approval, management expects the Company's interest in the Ivanhoe Property will be further diluted due to its anticipated inability to fund both ongoing exploration and reclamation costs due to market conditions generally in the resource sector. See "Management Discussion and Analysis - Risks and Uncertainties".

SALE OF UNDERTAKING

Because the Company's interest in the Ivanhoe venture is its sole remaining active mining asset, the sale of that asset represents a major change in the status of the Company as a mining entity and a sale of substantially all of the Company's undertaking. Such a sale requires special approval of the shareholders of the Company, which management will seek in the form of a special resolution approving the transaction. The text of the resolution to be approved (the "Disposition Resolution") is set out as item 2 in Appendix "A" to this Proxy Statement.

RIGHTS OF DISSENT

Pursuant to the COMPANY ACT (British Columbia), a registered shareholder has until two days before the Meeting to exercise its right to dissent to the disposition by the Company of its 25% interest in the Ivanhoe Project by delivering to the Company by registered mail a notice of dissent addressed to the Company at its registered office at 10th Floor, 595 Howe Street, Vancouver, British Columbia, V6C 2T5. As a result of giving a notice of dissent, a registered shareholder may, upon passage of the Disposition Resolution and receipt from the Company of a notice of its intention to act thereupon, require the Company to purchase all of his or her shares in respect of which the notice of dissent was given.

A registered shareholder of the Company has the right to give a notice of dissent with respect to the Disposition Resolution pursuant to Section 126(5) of the COMPANY ACT (British Columbia.). If a registered shareholder gives such notice of dissent, then Section 207 of the COMPANY ACT (British Columbia) applies. The essence of these provisions is that a dissenting, registered shareholder can require the Company to purchase all of his or her shares in respect of which he or she gives notice of dissent. The price to be paid for such shares is their fair value as of the day before the date on which the Disposition Resolution is passed.

A shareholder's right to give a notice of dissent with respect to the Disposition Resolution will lapse if not exercised 2 days before the meeting at which such resolution is to be passed. This right may only be exercised by the registered holder of shares. Further, a notice of dissent ceases to be effective if the shareholder giving it votes in favour of the resolution. Any shareholder who is uncertain of his or her rights under Sections 126(5) and 207 of the COMPANY ACT (British Columbia) and who wishes to exercise any of those rights should consult legal counsel in British Columbia. A copy of
Section 207 of the COMPANY ACT is attached as Appendix "B" to this Proxy Statement.

The directors of the Company may elect not to proceed with the transactions contemplated in the Disposition Resolution if notices of dissent are received, which would require an expenditure by the Company in excess of $200,000.

2.       CONSOLIDATION AND NAME CHANGE

At the Meeting shareholders will be asked to consider and, if thought fit, to pass a special resolution approving:

1. The consolidation of the Company's authorized and issued common share capital from TWO HUNDRED MILLION (200,000,000) common shares to TWENTY MILLION (20,000,000) common shares, (i.e.) one (1) new common share for ten (10) pre-consolidation common shares without par value;

2. An increase in the Company's authorized common share capital to its pre-consolidation level of Two Hundred Million (200,000,000) common shares without par value; and

3. A change of the Company's name to "STOCKSCAPE TECHNOLOGIES LTD." or another similar name acceptable to the Vendor.

The text of the resolution to be approved is set out as item 2 in Appendix "A" to this Proxy Statement.


REASON FOR CONSOLIDATION AND NAME CHANGE

During 1998, when the Company was seeking purchasers or joint venture partners for the Mineral Ridge project, it became apparent that, because of the state of the gold mining industry, there were very few opportunities which would support traditional operations. All of the potential transactions proposed to the Company at that time were, in management's view, detrimental to the shareholders. It became clear that after the disposition of the mining projects, future opportunities for growth would most probably have to be found in other industries.

In January 1999, while the Company was in the process of negotiating the Great Basin agreement, the Company was approached by A. R. Rule Investments Ltd., which was familiar with the Company and its management. Management was invited to discuss a proposal which has since developed into the reorganization plan. This timely approach, related to an industry which is currently enjoying substantial investor interest, immediately received a favorable response from the Board of Directors of the Company. In view of the urgent and critical need for fresh investment, coupled with the fact that many other excellent corporate vehicles were available to Stockscape, the opportunity was followed up vigorously and no other strategies were considered up to the present time.

The common share consolidation and name change are fundamental to the Company's reorganization and are conditions precedent to completion of the acquisition by the Company of Stockscape . The consolidation and the consolidation ratio were the subject of negotiation between the Company and Stockscape. Both the consolidation and the ratio were agreed to be necessary steps to improving the Company's ability to attract and maintain investors. A reduction of the number of outstanding shares may be expected to result in a corresponding increase in market price, which should allow the Company to secure future equity financing on terms more advantageous to existing shareholders. The proposed consolidation will have the effect of reducing the Company's authorized common share capital to 20,000,000. The increase in share capital to the pre-consolidation level of 200,000,000 is necessary, in the opinion of management, for the future capital requirements of the Company.

Stockscape is an Internet investment research provider and, after acquisition of Stockscape, the business of Stockscape will become the Company's primary business. The following detailed disclosure on Stockscape and its business is based upon information provided to the Company by Stockscape. Specific reference should be made to information under "Risk Factors" and "Liquidity and Capital Resources".

                        STOCKSCAPE TECHNOLOGIES LTD.

Stockscape Technologies Ltd. ("Stockscape" or "Stockscape.com") was incorporated on July 9, 1996 as "523833 B.C. Ltd.." by registration of a memorandum and articles with the Registrar of Companies under the COMPANY ACT (British Columbia) and changed its name to "Stockscape Technologies Ltd." on October 17, 1996. It commenced operations as an Internet investment research provider in October, 1996. The registered and records office of Stockscape is located at Suite 2900, 595 Burrard Street, Vancouver, British Columbia, V7X 1J5, Canada and its head office and principal place of business is located at Suite 410, 325 Howe Street, Vancouver, British Columbia, V6C 1Z7, Canada.

Stockscape is a private British Columbia company wholly owned by A.R. Rule Investments B.C. Ltd. (the "Vendor"). A.R. Rule Investments B.C. Ltd. is a privately-held British Columbia company controlled by Arthur R. (Rick)
Rule. Both Vendor and Stockscape are entirely at arm's length to the Company.

Stockscape has no subsidiaries.


                             BUSINESS OF STOCKSCAPE

DESCRIPTION AND GENERAL DEVELOPMENT

Since its inception Stockscape has been engaged in providing Internet investment research and web-site design services. It has established and maintains a web site at www.stockscape.com with links to other web sites that contain up-to-date information on financial markets, including information on specific sectors of the market, and new developments concerning public companies. Stockscape's customer base comprises publicly traded companies which subscribe for Stockscape's various services.

Stockscape offers access to all of its web pages free of charge to Internet users and derives its revenue primarily from fees paid by sponsoring companies for services including the design, construction and maintenance of web-sites for sponsor companies and Internet marketing campaigns such as its "Investor Harvest Program" and "Investor Email Blast": (See "Products"). Stockscape also receives revenue from commissions it receives from the sale of newsletter subscriptions over the Internet. A third and growing source of revenue is from the sales of advertising space in its e-mail publications.

Stockscape offers companies three categories of charter sponsorship as follows:


Charter Sponsor A:      for companies that do not already have a website,
                        for a fee which varies depending upon the size and complexity of the site, Stockscape will create the site, register the site with all major search engines and create a hyper-link under Sponsor Companies on the Stockscape.com website. A flat fee is charged monthly for maintenance. The maintenance fee includes two hours of programming time per month which is bankable, and advice from Stockscape sales team and programmers regarding managing a successful site;

Charter Sponsor B:      for companies with an existing website, Stockscape
                        will update the website and move it to the Stockscape.com web server, register the site with all major search engines and create a hyper-link to the Sponsor Companies' section of the Stockscape website;

Charter Sponsor C:      for companies with a website who do not wish to have
                        Stockscape.com host their website, Stockscape will create and maintain a "microsite" for the company with a full link under Sponsor Companies on the Stockscape.com site for a monthly fee.

Each category of service also includes a marketing option. Sponsor Companies can elect to apply a flat fee payable monthly to lead generation and/or e-mail advertising sponsorship.

The Investor Harvest Program (NewsStand Express) is a lead generation program. When internet users subscribe for NewsStand Express they are presented with the name of the sponsor company (at the same time the fees paid by the company to Stockscape are disclosed) and are asked whether they would like to receive more information on the company. If the user answers yes, its contact information is provided to the Sponsor Company to follow up. The Sponsor Company is charged a flat fee for each lead generated.

In the e-mail advertising sponsorship program Stockscape.com's registered users receive, at their request, regular e-mail dispatches from the Stockscape.com editorial team or the Stockscape newsletter partners. Sponsoring Companies can advertise in the e-mail program. The Sponsor Company is charged a flat rate for each e-mail dispatch which includes information on the Sponsoring Company.

Stockscape currently has a dedicated user community (users who have visited the Stockscape.com website) of approximately 40,000, comprised largely of individual investors. Some users scan the site for free; others sign-up for web-based services and/or request information through the mail. Stockscape acts as the aggregator and disseminator of financial information, organized and presented in a user friendly format, for this investor community. To provide the range of financial information required by its diverse investor community Stockscape has established and maintains web pages organized by market sector, has established a newsletter marketing network, "NewsStand Express", which matches segments of its investor communities with financial publications focussed on their areas of interest, provides its users with live market data through its own quote servers and communicates proactively with its members through the use of e-mail communications.

Currently approximately 50 companies are charter sponsors of Stockscape.com.


SUMMARY AND ANALYSIS OF FINANCIAL OPERATIONS


                        SELECTED FINANCIAL INFORMATION


The following table sets out selected financial information for the periods indicated and should be considered in conjunction with the more complete information contained in the financial statements and related notes attached as Appendix D to this Proxy Statement. Unless otherwise indicated, all currency amounts herein are stated in Canadian dollars.


                                                THREE MONTHS ENDED                         YEARS ENDED
                                                   DECEMBER 31                             SEPTEMBER 30
                                      --------------------------------------- ---------------------------------------
                                              1998               1997                1998                1997
------------------------------------- ------------------- ------------------- ------------------- -------------------


Sales                                        $  68,946        $  11,740          $  170,157            $  15,250
Gross profit                                   (5,419)         (72,914)           (167,337)            (169,508)

Sales and Marketing
  Expenses                                      27,176           43,057             140,141               27,791
General and Administrative
  Expenses                                      50,210           35,451             178,095               60,257
Net Income (Loss)                             (83,329)        (156,993)           (499,355)            (257,556)
Working Capital                               (13,336)           18,206            (27,845)               11,890
Property, Plant and
  Equipment                                     95,314           93,259             100,753               75,805

Other Intangibles                                8,270            2,889               6,992                3,081
Long Term Liabilities                          672,988          271,403             579,311               90,832
Share Capital
  Dollar Amount                                157,500          157,500             157,500              157,500
  Number of Securities                         950,000          950,000             950,000              950,000



RESULTS OF OPERATIONS

This discussion and analysis of the results of operations and financial condition of Stockscape should be read in conjunction with the accompanying financial statements and the related notes.

THREE MONTHS ENDED DECEMBER, 1998 COMPARED WITH THREE MONTHS ENDED DECEMBER,
1997

The results shown for the year ended September and the first quarter ended December 1997 are the results during the early stages or start up of the Company. During the year ended September, 1997, the Company's focus was on the development of the Stockscape.com web site and positioning itself to offer more extensive services to users, newsletter writers and publishers.

The loss during the three months ended December 31, 1998 was $83,329 compared to the loss in the quarter ended December 31, 1997 of $151,422. Revenues for the quarter were $68,946, an increase of 482% over the same quarter in the prior year of $11,740. Stockscape's expenses also increased as the growth continued, but not as much as the revenues. The gross loss decreased to $5,943 for the quarter, compared to a loss of $72,914 in the same quarter of the prior year. Marketing and sales costs were lower in the current quarter by 37% as an advertising program which was undertaken in the prior year was absent in the current year. The general and administrative costs were increased by 41%, from $35,451 in the quarter ended December 31, 1997 to $50,210 in the quarter ended December 31, 1998.

SEPTEMBER 30, 1998 COMPARED WITH SEPTEMBER 30, 1997

The Company's focus during the fiscal year ended September 1998 shifted to marketing, with the goal of expanding the revenue base. There was a significant amount of spending during the early quarters to promote the site and the services available. Revenues increased for the three months ended December 31 from $11,740 in 1997 to $68,946 for the same three months ended December 31, 1998. This resulted primarily from hosting new client web sites and from newsletter writer commissions. All of which was a result of this marketing campaign. This marketing campaign is largely responsible for the increase in sales and marketing expenses from $27,791 at September, 1997 to $140,141 at

September 1998. Significant time and effort on site development and services continued during this time, which is reflected in the increase in general and administrative costs from $60,257 at September, 1997 to $178,095 at September, 1998. During the latter part of the fiscal year ended September, 1998, and especially the quarter ended December 31, 1998, the Company continued to complete the set up of the new newsletter writer and publishers' websites and was still incurring heavy start up costs for new clients.

The Company incurred losses from operations by initially establishing its site and encouraging viewers to contact the site. It did this by building and maintaining websites for writers/publishers on Stockscape.com and bore the heavy costs of setup and maintenance. Some revenue was realized, on a commission basis, for publications sales attributed to the sites. The commission revenues will eventually grow to support these sites. It also built and maintained web sites for public natural resource companies, often bearing the total cost of set up, to encourage a larger client base. Much of revenue to date has been from the ongoing maintenance of these sites. As the client base increases, so does Stockscape's ability to charge market value for set up services. The losses from operations were anticipated in that the company was required to hire experienced programmers to develop and maintain not only the Stockscape.com website, but also the initial client sites.

During the second full year of operations of Stockscape, the year ended September 30, 1998, the revenue base was increased from $15,250 in 1997 to $170,157 in 1998. This growth was the result of increased marketing efforts. Stockscape charges monthly fees for maintenance, after a set up has been completed and paid for at the beginning of a relationship with a new client, such that the monthly maintenance income grows on a cumulative basis. During the year ended 1998, $140,141 was spent on sales and marketing efforts, compared to $27,791 spent in 1997. The main portion of these expenses was for staff and contract sales people engaged in a direct selling effort.

The general and administrative costs increased from $60,257 in 1997 to $190,877 in 1998. The increase in revenues was 1,016%, the increase in sales and marketing was 404% and the increase in the administrative costs was 216%. These numbers are high due to the start up phase that Stockscape was going through. However, it is considered that they also reflect the growth of Stockscape towards a profitable level.

SEPTEMBER 30, 1997 COMPARED WITH SEPTEMBER 30, 1996

Stockscape was incorporated on July 9, 1996 and up to the first year ended September 30, 1996 the only costs incurred were those associated with setting up the company and planning for operations. By the year ended September 30, 1997, the first full year of operations, Stockscape had revenue of $15,250 and an operating loss of $257,556. The costs were mainly comprised of salaries and wages of the employees. Marketing costs of $27,791 were incurred in the year and were focused on visiting companies who were in need of a website, primarily in the resources industry. General and administrative costs of $60,257 included costs of management and administration of the company.

LIQUIDITY AND CAPITAL RESOURCES

As a private company, Stockscape has been funded from inception by its sole shareholder through a mix of debt and equity. As at the end of the fiscal year (September 30, 1998), Stockscape had received funding of $579,311 in loans and $257,500 through common share subscriptions. At that time, the Company had current assets of $135,762 and current liabilities of $163,607, for a working capital deficiency of $27,845. Included in the current liabilities was $82,247 of unearned revenue to be earned by September 30, 1999.

By December 31, 1998, the shareholder had agreed to increase the loan amount outstanding by $93,677 to a total loan amount of $672,988, and the working capital deficiency had decreased to $13,330.

The shareholder has agreed to fund at least an additional $152,012 to maintain the future operations of the company until a further financing has been completed or the company achieves positive cash flows from operations. In addition, the shareholder has agreed to convert $825,000 of the total amount of this loan into common shares of Stockscape.

Capital expenditure commitments are nominal. The major commitment is for monthly lease costs of approximately $2,000 for leased computer equipment. Stockscape will maintain and upgrade its facilities as new and improved equipment is made available.

Future funding for the operations and growth of Stockscape is planned to be from a financing contemplated concurrently with the transaction with Cornucopia of $2 million, and from the operations of Stockscape.

All of the shares of Stockscape are held by A. R. Rule Investments (B.C.) Ltd., a private company owned and controlled by Arthur R. ("Rick") Rule, of Carlsbad, California. There has been no public market for its common stock and there can be no assurance that an active trading market for the shares of the combined entity will develop or be sustained following the acquisition of Stockscape by Cornucopia or that the market price of Cornucopia's common shares will not decline below any price that may develop initially after the closing of the transaction. The stock market in general and the technology and Internet sectors in particular have experienced extreme price and volume fluctuations which have affected the market price for many companies in those sectors and which have been unrelated to the operating performance of these companies. These market fluctuations, as well as general economic, political and market conditions, may have a material adverse effect on the market price of the Cornucopia shares.


Other trends, demands, commitments, events or uncertainties that could have a material effect include all of those usual to any ongoing business. A major shift in the industry and the usual competitive pressures are nominal matters that management will monitor and adapt to from time to time.


STATED BUSINESS OBJECTIVES


The proceeds of the $2 million private placement financing to be undertaken following acquisition by the Company will be used to fund a portion of the Company's stated business objectives. Additional capital will be required for the Company to achieve all of its stated business objectives and there is no assurance that such funding will be available when required, on acceptable terms, or at all. See "Risk Factors - Future Capital Needs".

The basis of Stockscape's business plan is to continue to expand and organize the financial content available through its web-site, Stockscape.com, with a view to attracting additional users. Increasing the volume of traffic on its site, combined with its ability to communicate with its investor community and to identify segments of that community in a way that is relevant for its current and potential public company customer base will, it is intended, make the Stockscape.com web-site and marketing products more attractive to advertisers and sponsor companies, thereby generating additional revenue. In furtherance of its plan, one of Stockscape's primary objectives and the focus of its resources in the near term will be the expansion of its dedicated investor user base from its current approximately 40,000 to a target of 1,000,000, within the next two years. Contingent upon a successful marketing campaign it is anticipated that advertising commitments could be obtained, based on a dedicated user base of 1,000,000, which would generate sufficient revenues on a monthly basis to meet monthly operating expenses. Achievement of that goal is dependent upon the Company obtaining the financing necessary to mount a concerted marketing campaign. A secondary objective and one which Stockscape considers will, to a large extent, follow upon increasing its user base and expanding the financial content available through its web site, is to expand its public company customer base to cover a broad range of industry sectors.

Stockscape is at a start-up stage in its development, has not generated operating profits to date and the development costs it has incurred are carried in its deficit account. It is not expected that cash flow from sales of its services and products will be sufficient to pay its operating costs in the foreseeable future.

MILESTONES

The following events must occur to achieve the objective of increasing revenues:

1. Appointment to the board of directors of the Company of at least one additional person with related industry background. This is expected to be completed by the end of the second quarter of 1999. The five individuals nominated for election as directors of the Company at the Meeting include three present directors of the Company, all of whom have extensive business experience outside the mining industry, and two new nominees with industry-related business professional backgrounds. Nevertheless, the plans for Stockscape's growth will require the addition of a seasoned Chief Executive Officer with experience compatible with the nature of Stockscape's core business and areas into which Stockscape might logically expand. Informal steps have been taken to seek out such an individual.

2. Implementation of a marketing campaign aimed at expanding the financial content of the Stockscape.com web site (targeting independent financial newsletters). The estimated cost of this campaign is approximately $30,000 to $50,000. It is expected that this will be completed, contingent upon obtaining the necessary financing, by the end of the third quarter of 1999.

3. The implementation of a major marketing campaign aimed at expanding dedicated investor user base. The cost and extent of the campaign will be contingent upon obtaining the necessary financing and is intended to be completed by the end of the third quarter of 2001.

4. Hiring of additional sales and programming personnel to accommodate anticipated increased advertising commitments, client company base, and newsletter base. Costs will be dependent upon degree of success obtained in achieving prior milestones. Timing will be contingent on availability of financing.

ACQUISITIONS AND DISPOSITIONS

Stockscape has made no material acquisitions or dispositions since its incorporation and has no present intention to make any material acquisition or disposition relating to its current business.

MANAGEMENT

The following directors, officers, employees and contractors are those whose expertise may be considered most important to Stockscape's ability to achieve its stated business objectives:

John J. Brown is the President of Stockscape and oversees its administration. Mr. Brown is also President of Pacific Opportunity Company Ltd. which controls the financial administration of Stockscape. As the sole director and officer of Stockscape, Mr. Brown is involved in all significant decisions relating to the Stockscape business.

Trevor Newton oversees the operations of Stockscape, including marketing, content and product development.

Arthur R. ("Rick") Rule, through A. R. Rule Investments (B.C.) Ltd., is the sole shareholder and financier of Stockscape. Mr. Rule is the President of Global Resource Investments Ltd., a brokerage firm located in California and specializing in resources-based investments. Mr. Rule's financial assistance and business connections and experience have allowed Stockscape to continue to grow towards profitability. Mr. Rule also assists in the marketing area by introducing potential new clients to Stockscape.

ORGANIZATIONAL STRUCTURE
                                      ----------------------------------------
                                                   John J. Brown
                                                     Director
                                                     President
                                      ----------------------------------------
                                                         |
                                      ----------------------------------------
                                                   Trevor Newton
                                                      Manager
                                      ----------------------------------------
                                                         |
                                                         |

              ------------------ ------------------- ------------------ ------------------- ------------------
              |                 |                   |                  |                   |                  |
--------------------- ------------------ ------------------- ------------------ ------------------- ------------------
 Senior Programmer    Senior Programmer  Senior Programmer   Senior Programmer    Administration    Marketing Manager
                                                                                     Manager
--------------------- ------------------ ------------------- ------------------ ------------------- ------------------

PRODUCTS

In its first two years of operations Stockscape has developed three important marketing products particularly suited to the e-commerce environment:
"NewsStand Express", "Investor Harvest Program", and "Investor Email Blast".

"NewsStand Express" is a financial newsletter marketing network, whereby, through various proprietary web-based marketing methodologies Stockscape introduces potential subscribers to publishers by matching investors with high-profile financial publications on a trial program basis. Investors wishing to continue to receive the information after the trial program ends then subscribe for the publication.

"Investor Harvest Program" is a web-based marketing campaign and lead generation program offered by Stockscape. Companies interested in increasing their shareholder base or expanding their consumer audience can contract with Stockscape to design and place a series of advertisements in association with the information Stockscape provides to its investment communities. Stockscape's demographic and other information about its investor community permits it to provide a specifically targeted, cost-effective, campaign.

Through its "Investor Email Blast" program Stockscape can disseminate corporate announcements, news releases and information about special promotions to thousands of potential investors.

Research and development of the foregoing products was conducted in part by outside contractors, all of whom are now employed by Stockscape. Development costs consist primarily of salaries and are not capitalized. Stockscape plans to continue to refine and enhance its current publishing and marketing products and, contingent upon adequate funding, to research and develop new products based on evolving publishing and marketing models.

PROPRIETARY PROTECTION

Trademarks have been registered in Canada and the United States for the name "STOCKSCAPE". The Canadian trademark was registered on July 2, 1998 under registration number TMA 496,924. The US trademark is in the final stages of being approved. These trademarks are intended to protect the use of the name of the Company and it's website. Stockscape asserts common law trademark rights in respect of its various program names and has no present intention to register those trademarks. Because of the rapidly evolving nature of e-commerce and web-based marketing, current methodologies must be continually refined or become obsolete. As a result Stockscape does not consider protection of its current proprietary methodogies and programs a priority. See "Risk Factors".

OPERATIONS

Stockscape's operations are based in Vancouver, British Columbia, Canada. The company leases office space for its technical group, marketing team and management staff all of whom are directly employed by Stockscape. Four of the company's eight employees are programmers involved in the research and development of the programs required to implement the Stockscape marketing and publishing products.

MARKET

The market for the investment research services provided by Stockscape.com consists of specific niches within the investment community. Examples of such niches include the mining investment community, the oil and gas investment community, the information technology investment community, the offshore investment community, and other defined segments. Stockscape.com focuses on microcap investments as opposed to blue chip or more conservative stocks. It is not the intention of the company to expand its content to compete with broad-focus, mainstream, investment sites.

While the population of investors with some exposure in the microcap investment community is limited and not all of these investors have internet access, this population is anticipated to continue growing in future. The company's primary audience is North American, with 60% originating from the United States, 10% from Canada, and 30% from overseas. All of the Stockscape.com users are English speaking, and the Stockscape.com site and web pages are presented in English. Stockscape.com has no current plans to expand beyond this market.

The Stockscape.com client (revenue) market presently consists of all microcap companies in North America (although Stockscape does not intend to limit its client base to companies in this geographical region). While there are more than 10,000 public companies in North America that fall into the microcap category, Stockscape estimates that no more than approximately 20% of these companies would make suitable candidates for its products or services. The number may be further reduced by the fact that Stockscape.com. targets only those client companies which it considers to be characterized by strong management teams and sufficient working capital.

Stockscape.com faces significant competition in the on-line financial publishing business and also in the delivery of web-based services to public companies. Some of its competitors on the webservices side include Stock Research Group, Stockhouse, and Gigweb. On the financial publishing side, the same three companies are also competitors, as are financial sites including Yahoo Finance, MarketWatch, Silicon Investor, and several others.

Stockscape.com's competitive advantage lies in its unique relationships with traditional publishers and independent newsletter writers. Stockscape.com hosts and maintains the websites of more than 20 publishers and independent newsletter writers who specialize in investment-related content. These relationships are structured such that Stockscape.com builds, hosts and maintains their websites in return for 25% of all future revenue generated to the publishers and independent newsletter writers from their own website. Usually 50% of that revenue is in the form of advertising. In this way, newsletter writers are able to have a substantial and professional web presence at no cost other than a share of future revenue. This relationship is unique. Stockscape.com management is unaware of any other service like this available to newsletter writers on the web. Stockscape plans to capitalize on this competitive advantage to increase the usership of its site, and thereby indirectly attract more public companies as clients.

MARKETING PLAN AND STRATEGIES

Usership of the Stockscape.com community will be increased through the marketing of Newsstand Express and various other features of the company's site(s). For each internet user who signs up for more information or for web-based services on the Stockscape.com website, the management of Stockscape.com has determined that it costs Stockscape.com anywhere from 4-5$US in advertising costs. This is what is meant by 'average cost of acquisition per user'. These users have signed up for more information from Stockscape.com usually after they have viewed Newsstand Express - www.newsstandexpress.com - a free service offered through Stockscape.com where investors can get free trial subscriptions to any one of several email-based investment publications. Therefore these Internet users have 'opted-in' to receive these publications via email. This is what is known as an 'opt-in' list. An opt-in list is the opposite of "spam" (unsolicited commercial email) where the users voluntarily supply their information and request direct communication from Stockscape.com.

It has historically been the case that a large portion of the cost of acquisition is offset by Newsstand Express sponsor companies, who derive value from the sponsorship based on the generation of opt-in qualified leads.

The marketing campaign for Newsstand Express will take the form of traditional and nontraditional advertising, but will be primarily direct mail based and web-based.

Simultaneously a sales campaign will be undertaken to increase the number of client companies whose sites are hosted and maintained, and to sell the increased advertising inventory which results from the marketing of Newsstand Express. This campaign will be a combination of direct marketing, trade show appearances, and affiliate programs.

DIVIDEND RECORD

Stockscape has not, since the date of its incorporation, declared or paid any dividends on its Common Shares and does not currently intend to pay dividends. Earnings will be retained to finance further development of its business.

DIRECTORS AND OFFICERS

The name and municipality of residence of the sole director and officer of Stockscape, the position held by him with Stockscape, his principal occupation for the past five years and other reporting issuers in which he holds positions as a director or officer are set forth below:

  ---------------------------------------- --------------------------------------- --------------------------------------
  Name and Municipality of Residence       Principal Occupation During The Past    Other Reporting Issuers
                                           Five Years
  ---------------------------------------- --------------------------------------- --------------------------------------

  John J. Brown                            A Chartered Accountant since 1959,      United States Lime & Minerals, Inc.
  Vancouver, British Columbia              Mr. Brown is President of Pacific       (Director)
  Director, President                      Opportunity Company Ltd., a private     International Mahogany Corp.
                                           financial services and merchant         (President and Director)
                                           banking company, which also manages     Golden Sitka Resources Ltd.
                                           Stockscape.  Mr. Brown does not hold    (President and Director)
                                           any securities of Stockscape.           Rio Amarillo Mining Ltd. (Director
                                                                                   and CFO)
                                                                                   Key West Energy Ltd. (Director)
  ---------------------------------------- --------------------------------------- --------------------------------------


CORPORATE CEASE TRADE ORDERS AND SANCTIONS

To the best of the knowledge of Stockscape, no director, officer or promoter of Stockscape was a director, officer or promoter of any reporting company during the past five years that was struck off the register of companies by the British Columbia Registrar of Companies or other similar authority or was the subject of a cease trade or suspension order for a period of more than 30 consecutive days.

To the best of the knowledge of Stockscape, no director, officer or promoter of Stockscape during the past ten years has been the subject of any penalties or sanctions by a court or securities regulatory authority related to the trading in securities, the promotion, formation or management of a publicly traded company or involving theft or fraud.

EXECUTIVE COMPENSATION

During each of 1997 and 1998 there were no employees of Stockscape whose combined salary and bonuses exceeded $100,000. In 1997 and 1998 Stockscape paid $50,899 and $54,051 to Pacific Opportunity Company Ltd. ("Pacific"), a private British Columbia company controlled by John J. Brown, the sole director and officer of Stockscape, for office administration, accounting, secretarial and management services. During the first quarter ended December 31, 1998, $15,051 was paid to Pacific for such services.

EMPLOYMENT CONTRACTS

Stockscape has no employment contracts with any of its directors, officers or employees. Stockscape has no compensatory plan or arrangement in respect of compensation received or that may be received by the executive officers to compensate such executive officer in the event of the termination of employment (resignation, retirement, change of control), or in the event of a change in responsibilities following a change in control, where in respect of any of the executive officers the value of such compensation exceeds $100,000.

Stockscape does not have a long-term incentive plan or "LTIP", pursuant to which cash or non-cash compensation intended to serve as an incentive for performance (whereby performance is measured by reference to financial performance or the price of Stockscape's securities), was paid or distributed to the Named Executive Officers during the most recently completed financial year.

COMPENSATION OF DIRECTORS

Stockscape has no arrangements, standard or otherwise, pursuant to which directors are compensated by Stockscape for their services in their capacity as directors, or for committee participation, involvement in special assignments or for services as consultant or expert during the most recently completed financial year or subsequently, up to and including the date hereof.

INDEBTEDNESS TO STOCKSCAPE OF DIRECTORS, EXECUTIVE OFFICERS AND SENIOR OFFICERS

There is no indebtedness of any director, executive officer, senior officer, or associate of them, to or guaranteed or supported by Stockscape either pursuant to an employee stock purchase program of Stockscape or otherwise, during the most recently completed financial year.

OPTIONS TO PURCHASE SECURITIES

Stockscape has no outstanding options, warrants or other rights to purchase shares.

RISK FACTORS

The acquisition of Stockscape by the Company is considered speculative due to the nature of Stockscape's business and the present stage of its development. Shareholders should consider carefully the risk factors set out below.

EARLY DEVELOPMENT STAGE AND    Stockscape is in the early stage of developing
HISTORY OF LOSSES.             its business. Stockscape has realized relatively
                               insignificant revenues to date. From
                               inception in October, 1996 through September
                               30, 1998, its total revenues were $185,407 of which 85% is attributable to its operations in fiscal 1998. As at December 31, 1998, it has accumulated losses of approximately $840,240.
                               Stockscape has not achieved profitability on a quarterly or annual basis to date, and it anticipates that it may continue to incur net losses for the foreseeable future. The extent of these losses will be dependent, in part, on Stockscape's net revenues, if any, from advertisers and e-commerce transactions.
                               Stockscape expects its operating expenses to increase significantly, especially in the areas of customer generation, brand marketing and e-commerce promotion. If net revenue does not increase or increases in operating expenses precede or are not immediately followed by commensurate increases in net revenue, Stockscape's business, results of operations and financial condition will be materially and adversely affected. At its present stage of development period-to-period comparisons of Stockscape's operating results will not be meaningful and the results for any period should not be relied upon as an indication of future performance. There can be no assurance that Stockscape's operating losses will not increase in the future or that Stockscape will ever achieve or sustain profitability.

LIMITED OPERATING HISTORY.     Stockscape has had a very limited operating
                               history upon which an evaluation of its
                               current business plan and its prospects can be based. Stockscape began operations in July
                               1996. As at December 31, 1998 the Company had only been in operation for 30 months.
                               Much of the first two years was spent solely on the development of its own site and the sites of the publishers and newsletter writers. Neither of these activities produced revenues but was essential to the business plan in making Stockscape.com's site unique. Once this development work was completed some companies were invited to locate on the site and the setup fees were waived in some circumstances. This start up period does not accurately reflect normal ongoing operations. There are a number of risks, expenses and problems frequently encountered by companies in the early stages of development, and particularly by companies entering new and rapidly developing markets like the Internet. Such risks include, without limitation, the possibility that the Internet will fail to achieve broad acceptance as a commercial medium, lack of acceptance by consumers of e-commerce, possible failure to generate sufficient e-commerce-based revenues from its Website, failure or inadequacy of network infrastructure (including its server, hardware and software), changes in laws that adversely affect the Internet and e-commerce generally and Stockscape's business in particular, direct and indirect competition for investor communities and advertisers by entities with greater financial, technical and marketing resources, failure to attract, retain and motivate qualified personnel, failure to properly manage the amount and timing of operating costs and capital expenditures in the development of Stockscape's business, operations and infrastructure. There can be no assurance that Stockscape will be successful in addressing such risks, and any failure to do so could have a material adverse effect on Stockscape's business, results of operations and financial condition.

FUTURE CAPITAL                 Stockscape does not currently have available
NEEDS/LIQUIDITY                to it the funds necessary to meet its
DEFICIENCIES/POTENTIAL LACK    anticipated capital needs.  However,
OF FINANCING.                  Stockscape anticipates that the net proceeds
                               from a financing intended to be completed contemporaneously with the proposed acquisition of Stockscape by Cornucopia
                               Resources Ltd. (the "Company" or
                               "Cornucopia") will be sufficient to meet its working capital requirements and planned capital expenditures for the next 18 months.

                               The Company will need to raise additional funds to fund further development of its business and to implement its business plan. There can be no assurance that any additional financing, including the funds intended to be raised in the announced financing, will be available on terms favourable to Stockscape and the Company, or at all. If adequate funds are not available or are not available on acceptable terms, the Company may not be able to fund expansion of the Stockscape business or to implement its business plan, which would have a material adverse effect on the Company's business, results of operations and financial condition. Additional funds raised through the issuance of equity or convertible debt securities of the Company will reduce the percentage ownership of the Company's current stockholders. Stockholders may experience additional dilution and securities issued in any future financings may have rights, preferences or privileges senior to those of current shareholders of the Company.

POTENTIAL FLUCTUATIONS IN      The Company expects operating results of
QUARTERLY RESULTS.             the Stockscape business to fluctuate
                               significantly in the future as a result of a variety of factors, many of which are beyond
                               Stockscape's control. These factors include fluctuating demand for the advertising products Stockscape offers relative to the state of the capital markets, consumers' acceptance of e-commerce, the level of traffic on the Stockscape.com site, the introduction of new or enhanced services by its competitors, changing personnel requirements to address changes in technology, competition and promotional campaigns by Stockscape or any of its competitors, engineering or development fees required to be paid in connection with adding new Website development and publishing tools, general economic conditions, and economic conditions specific to the Internet or all or a portion of the technology market.
                               As a strategic response to changes in the competitive environment, Stockscape may from time to time make certain pricing, service or marketing decisions or business combinations that could have a material adverse effect on Stockscape's business, results of operations and financial condition. Stockscape expects to experience seasonality in its business, with user traffic on the Stockscape.com site potentially being lower during the summer and year-end vacation and holiday periods when overall usage of the Web is lower. Because
                               Web-based e-commerce is an emerging market, additional seasonal and other patterns may develop in the future as the market matures.
                               Any seasonality is likely to cause quarterly fluctuations in Stockscape's operating results.

DEPENDENCE ON KEY PERSONNEL.   Competition for senior management,
                               experienced sales and marketing personnel, qualified Web engineers and other employees is and is expected to continue to be intense, and there can be no assurance that Stockscape will be successful in attracting and retaining such personnel.
                               Success of the Stockscape business is
                               dependent on the contacts, abilities and performance of its executive officers and other key employees. The loss of the services of any of its executive officers or other key employees could have a material adverse effect on the prospects, business development, and results of operations and financial condition of Stockscape.

INTENSE COMPETITION.           The market for community based e-commerce
                               on the Internet is new and rapidly
                               evolving and competition for visitors,
                               advertisers, strategic partners and
                               E-Providers is intense and is expected to increase significantly in the future.
                               Barriers to entry are relatively
                               insubstantial. Some of the other companies who are primarily focused on creating a Web-based investor community on the
                               Internet are Stock Research Group, Gigweb and Stockhouse. Some of these competitors are significantly larger than
                               Stockscape and more established and known in the Internet industry. Stockscape will likely also face competition in the future from Web directories, search engines, shareware archives, content sites, commercial online service providers ("OSPs"), sites maintained by Internet service providers ("ISPs") and other entities.
                               There can
                               be no assurance that Stockscape's
                               competitors and potential competitors will not develop investor communities that are equal or superior to those of Stockscape or that achieve greater market acceptance than Stockscape's community. Accordingly,
                               Stockscape  will likely face increased
                               competition, resulting in pressure on its and advertising revenues. Stockscape also competes, to some degree, with other information service providers which have established major financial sites, such as Quicken, Yahoo Finance, MarketWatch and others, although Stockscape focuses on publication of niche (as opposed to broad-focus) investment content. Many of
                               Stockscape's existing and potential
                               competitors have longer operating
                               histories, greater name recognition, larger customer bases and significantly greater financial, technical and marketing resources than Stockscape. Entities with which
                               Stockscape might in future seek to enter into a strategic relationship may have already established collaborative relationships with Stockscape's competitors or potential competitors, and other high-traffic Websites. There can be no assurance that Stockscape will be able to compete successfully in the Internet or that competition will not have a material adverse effect on Stockscape's business, results of operations and financial condition.

TECHNOLOGICAL RISKS.           The performance of Stockscape's server
                               and networking hardware and software
                               infrastructure is critical to Stockscape's business and its ability to attract Web users and advertisers to its website. Any system failure that causes an interruption in service or a decrease in responsiveness or failure of Stockscape's server and networking systems to handle the volume of traffic of Stockscape's website could impair the attractiveness of its website, thereby reducing Stockscape's marketing and e-commerce revenues. It is expected that as the business develops the Company will need to purchase additional servers and networking equipment to maintain adequate data transmission speeds, the availability of which may be limited or the cost of which may be significant. The successful delivery of Stockscape's services is also dependent, in substantial part, upon the ability of Stockscape to protect its server and network infrastructure against damage from human error, power loss, telecommunications failure, sabotage, intentional acts of vandalism and similar events. The market in which Stockscape competes is characterized by rapidly changing technology, evolving industry standards, frequent new product and service announcements and enhancements and changing customer demands.
                               Stockscape's success will depend on its
                               ability to adapt to rapidly changing
                               technologies and industry standards, and its ability to continually improve the speed, performance, features, ease of use and reliability of its server and networking system. Any failure to rapidly adapt in a changing environment would have a material adverse effect on Stockscape's competitiveness. Introducing new technology into Stockscape's systems will require significant amounts of capital, substantial amounts of personnel resources and will take time to complete. There can be no assurance that Stockscape will be successful at integrating such technology into its Website on a timely basis or without degrading the responsiveness and speed of its website or that, once integrated, such technology will function as expected.

GOVERNMENT REGULATION AND      Stockscape is not currently subject to direct
LEGAL UNCERTAINTIES.           regulation by any government agency,
                               other than regulations applicable to
                               businesses generally, and there are
                               currently few laws or regulations directly applicable to access to or commerce on the Internet. However, due to the increasing popularity and use of the Internet, a number of legislative and regulatory proposals are under consideration by U.S. and Canadian federal, state, provincial, local and foreign governmental organizations, and it is possible that a number of laws or regulations may be adopted with respect to the Internet on matters including user privacy, user screening, taxation, infringement, pricing, content regulation and intellectual property ownership and infringement. The adoption of any such laws or regulations could slow or reverse the rate of growth in the use of the Internet, which could, in turn, decrease the demand for Stockscape's services, and increase
                               Stockscape's cost of doing business. The applicability to the Internet of existing laws governing issues such as property ownership, copyright, trademark, trade secret, obscenity, libel and personal privacy is uncertain and developing. Any new legislation or regulation, or application or interpretation of existing laws, could have a material adverse effect on Stockscape's business, results of operations and financial condition.

                               A number of legislative proposals have been made at the U.S. and Canadian federal, state, provincial and local level that would impose additional taxes on the sale of goods and services over the Internet and certain jurisdictions have taken measures to tax Internet-related activities. It is possible that some type of taxes will be imposed upon Internet commerce in the future, and there can be no assurance that such legislation or other attempts at regulating commerce over the Internet will not substantially impair the growth of commerce on the Internet and, as a result, adversely affect Stockscape's opportunity to derive financial benefit from such activities. Due to the global nature of the Web, it is possible that, although transmissions by Stockscape over the Internet originate primarily in British Columbia, Canada, the governments of various states in the United States and foreign countries might claim jurisdiction over Stockscape or its transmissions. There can be no assurance that violations of local laws will not be alleged or charged by state or foreign governments, that Stockscape might not unintentionally violate such laws or that such laws will not be modified, or new laws enacted, in the future. Stockscape is qualified to do business only in British Columbia, and failure by Stockscape to qualify as a foreign corporation in a jurisdiction where it is required to do so could subject Stockscape to taxes and penalties and could result in the inability of Stockscape to enforce contracts in such jurisdictions. Any of the foregoing developments could have a material adverse effect on Stockscape's business, results of operations and financial condition.

LIABILITY FOR INFORMATION      Because materials may be downloaded by users of
RETRIEVED FROM THE WEB.        Stockscape's Website and subsequently
                               distributed to others, there is a
                               possibility that claims will be made
                               against Stockscape for defamation, negligence, copyright or trademark infringement, personal injury or other theories based on the nature, content, publication and distribution of such materials. Such claims have been brought, and sometimes successfully pressed, against OSPs in the past. Stockscape could be exposed to liability with respect to third party content accessible through Stockscape's Website. If any third party content provided on Stockscape's Website contains errors, a claim could be brought against Stockscape for losses incurred in reliance on such information.
                               Stockscape could incur significant costs in investigating and defending against such claims, regardless of the outcome. Stockscape does not carry general liability insurance intended to protect Stockscape from any liability arising out of the foregoing and insurance may not be available to cover all such potential claims or may not be adequate to indemnify Stockscape for all liability that may be imposed. Any imposition of liability that is not covered by insurance or is in excess of insurance coverage would have a material adverse effect on Stockscape's business, results of operations and financial condition.

SECURITY RISKS.                There can be no assurance that experienced
                               programmers or "hackers" may not from time to time attempt to penetrate Stockscape's network security. To date, none of this activity has occurred. A party who is able to penetrate Stockscape's network security could misappropriate proprietary information or cause interruptions in
                               Stockscape's Website. Concerns over the security of Internet transactions and the privacy of users may also inhibit the growth of the Internet generally, particularly as a means of conducting commercial transactions. Security breaches or the inadvertent transmission of computer viruses could expose Stockscape to loss, litigation and possible third party liability. There can be no assurance that any contractual provisions or legal disclaimers intended to limit Stockscape's liability in such areas will be successful or enforceable.

RELIANCE ON INTELLECTUAL       Stockscape regards certain of its technology and
PROPERTY AND PROPRIETARY       certain advertising programs, including E-mail
RIGHTS.                        Blaster, Investor Harvest Program and NewsStand
                               Express as proprietary and relies on common law trademark, service mark, copyright and trade secret laws and restrictions on disclosure for protection. The Stockscape name is the subject of a registered trademark in Canada and a pending trademark registration in the United
                               States. Apart from the Stockscape trademark the company has no other registered trademarks and has no present plans to seek registration of any of its trademarks. Stockscape's programs have been developed by its employees and contractors. These contractors are now employed by the company. While it considers its current programs and methodologies proprietary, the nature of the Internet and marketing on the Internet, necessitates ongoing modification, updating and evolution of all proprietary technology. Accordingly,
                               Stockscape does not generally require those involved to enter into confidentiality or technology transfer agreements but controls access to and distribution of its documentation and other proprietary information.

                               Despite these precautions, it may be possible for a third party to copy or otherwise obtain and use Stockscape's proprietary information without authorization or to develop similar technology independently. Effective trademark, service mark, copyright and trade secret protection may not be available in every country in which Stockscape's services are distributed or made available through the Internet, and policing unauthorized use of proprietary information is difficult. Legal standards relating to the validity, enforceability and scope of protection of certain proprietary rights in Internet-related businesses are uncertain and still evolving, and no assurance can be given as to the future viability or value of any proprietary rights of Stockscape. There can be no assurance that Stockscape's business activities will not infringe upon the proprietary rights of others, or that other parties will not assert infringement claims against Stockscape. Stockscape may be subjected to claims of alleged infringement of the trademarks, service marks and other intellectual property rights of third parties by Stockscape. Although no such claims have been made to date, such claims and any resultant litigation could be time consuming and expensive to defend. Stockscape currently licenses from third parties certain technologies incorporated into Stockscape's Website. As Stockscape continues to introduce new services that incorporate new technologies, it may be required to license additional technology from others. There can be no assurance that these third party technology licenses will continue to be available to Stockscape on commercially reasonable terms, if at all.

DEPENDENCE ON CONTINUED        Stockscape's future success is dependent upon
GROWTH IN USE OF INTERNET.     continued growth in the use of the Internet and
                               the Web. There can be no assurance that the number of Internet users will continue to grow or that e-commerce over the Internet will become more widespread. Further, there can be no assurance that the Web infrastructure will continue to be able to support the demands placed on it by continued growth or that the performance or reliability of the Web will not be adversely affected by continued growth.

CONTROL BY A.R. RULE           Upon completion of the acquisition of
INVESTMENTS (B.C.) LTD.        Stockscape by the Company, A.R. Rule
                               Investments (B.C.) Ltd. will, in the
                               aggregate, beneficially own approximately 55% of the outstanding Common Stock of the Company. As a result, this shareholder will possess significant influence over the
                               Company, giving it the ability, among other things, to elect a majority of the Company's
                               Board of Directors and approve significant corporate transactions. Such share ownership and control may also have the effect of delaying or preventing a change in control of the Company, impeding a merger, consolidation, takeover or other business combination involving the Company, or discourage a potential acquiror from making a tender offer or otherwise attempting to obtain control of the Company and could have a material adverse effect on the market price of the Company's
                               Common Stock.

YEAR 2000 COMPLIANCE.          Stockscape is addressing the potential impact
                               of the Year 2000 ("Y2K") issue on its
                               operations. The Y2K problem arises because of computer programs which use two digits rather than four digits to define a year. This may result in miscalculations or complete system failures in processing data with programs using date sensitive information.

                               Stockscape has inventoried its information technology ("IT") and non-IT systems, including embedded systems in its operating equipment, in an effort to identify potential Y2K problems. Stockscape is in the process of assessing and quantifying the extent of potential problems. After prioritizing the problems uncovered, Stockscape will move to the remediation and testing phases of its Y2K compliance program, which it expects to complete by the third quarter of 1999.

                               Stockscape currently uses certain software which may not be Y2K compliant. To address this problem, Stockscape is consulting with an independent contractor as to how best to address any problems. The cost of this report will be approximately $10,000. In addition, the software used in Stockscape's site maintenance operations has either already been warranted by the suppliers or publishers to be Y2K compliant, or the suppliers and publishers have represented that such software will be compliant through upgrades that Stockscape will receive in 1999 under software maintenance agreements. Stockscape has not taken any steps to independently verify the truth of such warranties and representations, but also has no reason to believe that the software is not, or will not be compliant. Stockscape does not currently believe that the amount of non-compliant IT and non-IT equipment used in other systems will be found to be significant, nor will the cost to modify or replace such equipment be material.

                               Stockscape also intends to obtain
                               confirmation from its suppliers and customers that they are or will be Y2K compliant.
                               The costs of seeking such third-party
                               confirmation are minimal.  Stockscape
                               believes that it will not be practical to independently verify the responses received because it does not believe that Stockscape would be given access to carry out such verification or that the costs of doing so would be justifiable given the fact that no single supplier or distributor is material to Stockscape and its operations. The cost of replacing, or of implementing alternative means of communication with, non-compliant or non-responsive suppliers will not be possible to determine until the review process has been completed.

                               Assuming that there are no serious systemic failures in external services, such as power or telephone outages, banking disruptions, interruptions of the U.S. mail or private delivery services, or air, rail, or trucking transportation difficulties, Stockscape believes that its most reasonably likely worst case scenario is that it will experience a number of minor system malfunctions, errors, and delays during the early weeks of the Year 2000. Such problems could include communications disruptions and inefficiencies, difficulties in updating sites and invoicing customers, and delays in ordering supplies and paying suppliers.

                               Although it is less likely, as a result of Y2K problems, Stockscape could also experience delays and disruptions in completing the planned marketing programs and the subsequent site developments project in a timely fashion which could create cost overruns. Lastly, Stockscape could, depending upon the response to Y2K problems by its customers and their industries, experience a temporary decline in customer demand.

                               While Stockscape will not complete its
                               contingency planning until specific Y2K
                               problems are fully identified, quantified, and prioritized, it has begun to identify the types of actions that it may have to consider in order to ensure continuity of operations and service to customers. These include making sure that manual override systems are fully functional, reverting to paper process to handle information storage, transmission, and retrieval, stockpiling certain supplies and spare parts and acquiring and installing additional computer and mechanical components and systems. Each such response could require additional manpower and supervision, may involve increased costs to Stockscape, and could result in a decrease in revenues and profits. As to the potential for a decline in customer demand, Stockscape believes that, although it markets and sells its products on a regional basis, its customer base is widely diversified among various industries, and among various purchasers within a given industry, and Stockscape intends to continue during 1999 to seek to strengthen and diversify further its customer base. Other than as a result of an inadequate response to the Y2K problem by Stockscape's customers and their industries, Stockscape does not expect the Y2K challenge to have material adverse effect on its financial condition, results of operations, or cash flows.

INTEREST OF MANAGEMENT AND OTHERS IN MATERIAL TRANSACTIONS


The only material transactions of Stockscape during the past three years or proposed transactions in which any director or senior officer, or any principal shareholder of Stockscape has or had an interest, direct or indirect, are as follows:

1.       Arthur. R. Rule subscribed for common shares of Stockscape as follows:


         a)       750,000 shares at $0.01 per share on July 17, 1996;

         b)       200,000 shares at $0.25 per share on July 17, 1996.

         These shares were subsequently transferred to A.R. Rule Investments (B.C.) Ltd. ("Rule Investments").

2. Rule Investments subscribed for a further 800,000 shares at $0.25 per share on March 26, 1999.

3. Rule Investments has advanced a total of C$608,704 in principal amount to Stockscape for working capital purposes to December 31, 1998. As at December 31, 1998 principal and accrued interest totalled C$672,988. The loans are interest-bearing at the rate of 12% per annum and are repayable on demand. Rule Investments has agreed to continue to fund the working capital requirements of Stockscape on the same terms, pending completion of the acquisition of the company by Cornucopia Resources Ltd.

4. Subsequent to December 31, 1998, Rule Investments agreed to accept shares of Stockscape in satisfaction of up to $825,000 of any outstanding indebtedness. The shares to be issued will form part of the shares to be acquired by Cornucopia.


MATERIAL CONTRACTS

Except as otherwise disclosed herein, within the two years prior to the date hereof Stockscape has not entered into any material contracts other than in the ordinary course of business.

LEGAL PROCEEDINGS

To the knowledge of Stockscape, there are no material pending legal proceedings to which Stockscape is or is likely to be a party or of which any of its assets are or are likely to be subject. However the company is aware of a claim by an employee which, if not resolved, could result in litigation involving Stockscape. It is not presently anticipated that such litigation would have a material affect on the business or operations of Stockscape.

AUDITORS

The auditors of Stockscape are Ellis Foster, Chartered Accountants, at their principal offices at 1650 First Avenue, Vancouver, British Columbia, Canada, V6J 1G1.

                           SHARE EXCHANGE AGREEMENT

Under the terms of the agreement (the "Share Exchange Agreement") between the Company and A. R. Rule Investments B.C. Ltd. dated March 1, 1999, the Company will acquire all of the issued and outstanding shares of Stockscape by issuing 10,000,000 post-consolidation Common Shares of the Company (the "Payment Shares").

The parties have agreed that the Payment Shares will be issued for a deemed value of Cdn. $0.50 per share making the overall deemed value of the transaction C$5 million . The high and low sale prices of the Common Shares of the Company on The Toronto Stock Exchange on March 1, 1999, the day preceding the date of the issue of the news release announcing the transaction, were C$0.06 and C$0.06, respectively.

The Company presently has 41,591,834 Common Shares issued and outstanding and assuming no exercises of outstanding options and warrants prior to consolidation, will have 4,159,183 Common shares outstanding post-consolidation. The issuance of the 10,000,000 Common Shares to A. R. Rule Investments B. C. Ltd. will result in the creation of a control block to be held by A. R. Rule Investments B.C. Ltd. representing approximately 55% of the issued and outstanding shares of the Company upon completion of this transaction. It is a term of the Share Exchange Agreement that management nominate as directors of the Company those persons named in this proxy circular as management nominees. If such nominees are elected the board will be comprised of Andrew F.B. Milligan, Sargent H. Berner, David R. Williamson, A. Murray Sinclair, and John J. Brown. It is anticipated that at least one additional new director will be added to the Board subsequent to the Meeting.

The Agreement includes representations and warranties of both parties which are typical for a transaction of this nature. Under the Agreement, the Vendor has agreed:

(a) to carry on the business of Stockscape in the ordinary course and not enter into any transactions out of the ordinary course of business without the consent of the Company prior to Closing; and

(b) to arrange a private placement financing for the Company of up to four million (4,000,000) units of the Company at $0.50 per unit, each unit to consist of one post-consolidation common share of the Company and two common share purchase warrants each entitling the holder to acquire one additional common share in the capital of the Company (referred to herein as the "Financing").

The Shares to be issued in the private placement will represent 22% of the issued and outstanding share capital of the Company on a post-consolidation basis.

Under the Agreement, the Company has agreed:

(a) to take all steps as may be reasonably required to obtain all necessary consents and approvals to the acquisition, share consolidation and name change; and

(b) to cause certain individuals to be named as management nominees in this Proxy Statement.

In addition to the usual conditions precedent in a transaction of this nature, the Vendor's obligations under the Agreement are conditional on the common share capital of the Company having been consolidated on a ten (10) old for one (1) new basis and the name of the Company having been changed to "Stockscape.com, Inc." or other name satisfactory to the Vendor. The Vendor has agreed that the name "Stockscape Technologies Ltd." is satisfactory.

Similarly, the Company's obligations under the Agreement are conditional on the usual conditions precedent in a transaction of this nature and the following:

(a) the receipt by the Company of an independent fairness opinion satisfactory to the Company respecting the acquisition. The fairness opinion has been commissioned but, as at the date of this Proxy Statement, has not been received;

(b) shareholder approval of those aspects of the transaction requiring such approval;

(c) conversion into shares or forgiveness of all outstanding indebtedness of Stockscape to its shareholders or affiliates;

(d) the Company shall have obtained irrevocable commitments respecting the Financing; and

(e) approval of the Board of Directors following completion of the Company's due diligence investigations.

Attached hereto as Appendix "C" to this Proxy Statement is a copy of the pro-forma financial statements of the Company as at December 31, 1998, which present the financial situation of the Company at such date assuming completion of the acquisition of Stockscape and related matters. Financial statements of Stockscape at September 30 and December 31, 1998 appear in Appendix "D" and financial statements of the Company at December 31, 1998 compared with December 31, 1997, are incorporated in the Annual Report accompanying this Proxy Statement.

(f)      ADOPTION OF NEW STOCK INCENTIVE PLAN

As a result of the Company's shares being delisted from the TSE the Company's former Stock Incentive Plan, and in particular the mechanism specific therein for pricing of options, was considered to be no longer appropriate, and a new Stock Incentive Plan has been adopted by the Board of Directors, subject to approval by the Company's shareholders.

The new Stock Incentive Plan is intended to replace the Stock Incentive Plan adopted by the Company's shareholders on June 24, 1988, and approved by the stock exchanges upon which the Company's shares were then listed. As with the previous Stock Incentive Plan, the new Plan approved by the Directors consists of a Share Purchase Plan, a Share Option Plan and a Share Bonus Plan for directors, executive officers and employees of the Company. As in the past, the purpose of the Stock Incentive Plan is to advance the interest of the Company by encouraging equity participation in the Company by directors, executive officers and employees of the Company through acquisition of the Common Shares. Subject to certain limits stated in the Share Option Plan and the Share Bonus Plan, the number of Common Shares available or made available for the Share Purchase Plan, the Share Option Plan and the Share Bonus Plan, individually and collectively, will be determined from time to time by the Company's Board of Directors. In contrast to the previous Stock Incentive Plan, however, there will be no maximum number of Common Shares which the Company may at any time reserve for issuance under the Stock Incentive Plan. The setting of a limit on the number of shares which could be reserved for issuance under a stock option plan was a requirement imposed by stock exchanges on which the Company's shares were previously listed and which no longer applies to the Company.

The Stock Incentive Plan will be administered by the Company's Board of Directors as before. The Board has the right to amend, modify or terminate the Stock Incentive Plan, in whole or in part, if and when it is advisable in the absolute discretion of the Board of Directors. However, amendments of the Stock Incentive Plan which would materially modify the requirements as to eligibility for participation in any plan comprised in the Stock Incentive Plan or which would materially change the number or value of Common Shares that may be granted under the Share Option Plan will require any necessary approval of any regulatory body having jurisdiction over the securities of the Company.

It is presently contemplated that future stock options granted by the Company will generally be granted pursuant to the Share Option Plan.

(a)      SHARE PURCHASE PLAN

Participants in the Share Purchase Plan are to be full time or seasonal full-time employees of the Company who have completed at least one year (or less, at the option of the Company Board of Directors) of continuous service and who have been designated by the Company's Board of Directors as participants in the Share Purchase Plan.

An employee may contribute up to 10 per cent of his annual basic salary to the Share Purchase Plan. The Company makes contributions based on a proportion of the employee's contribution on a quarterly basis. During the first year of the employee's participation, the Company's contribution will equal one-sixth of the participant's contribution and, thereafter, will increase to one-third of the participant's contribution.

At the end of each calendar quarter each participant will then be issued Common Shares having a value equal to the amount contributed to that date by the participant and the Company to the Share Purchase Plan. Common Shares issued to a participant will be held in safekeeping and delivered to the participant six months after issue.

If, prior to the delivery of such Common Shares, the participant's employment is terminated other than due to death, disability or normal retirement (in which cases the Common Shares will be delivered), such Common Shares will be purchased for cancellation or sold at market and the participant will receive, without interest, an amount equal in value to the lesser of (i) his contribution and (ii) a portion of the proceeds of any sale of such shares equal to six-sevenths of the proceeds if the shares were issued during the first year of participation, or three-quarters of the proceeds if the shares were issued thereafter. Any portion of a participant's contribution then held in trust for a participant will be returned to him or his estate, as the case may be in the event of his termination of employment, for any reason. To date, no Common Shares have been purchased by participants under the Share Purchase Plan.

(b)      SHARE OPTION PLAN

The number of shares subject to option under the Share Option Plan, previously limited to a maximum of 4,750,000, will now be determined by the Board of Directors, subject to any necessary approval of any regulatory authority having jurisdiction over the Company. Options granted pursuant to the Share Option Plan are to be either options intended to qualify under
Section 422 of the United States Internal Revenue Code (the "Code") or options designated by the Company that do not so qualify.

The date of grant, the number of Common Shares, the exercise price per Common Share and certain other terms of options are determined by the Company's Board of Directors. In order to ensure that the Company will receive the benefits intended from the grant of options, no option is exercisable until it has vested. The vesting schedule for each option is specified by the Company's Board of Directors at the time of grant of the option.

Options are exercisable for any period specified by the Company's Board of Directors up to a maximum of five years after the date of grants. In all cases, any Common Shares not purchased pursuant to an option prior to the participant's termination of employment or directorship or death may be exercised, to the extent entitled, within 30 days after the termination of employment or directorship or within up to one year after death (as specified in the particular option agreement). An option is not transferable, except by will or the laws of descent and distribution.

Subject to approval of the Stock Incentive Plan by the shareholders at the Meeting, the following options have been allocated and will be granted at an exercise price of C$0.50 per share (post-consolidation):


                                               NEW PLAN BENEFITS(1)


NAME AND POSITION                                         POSITION WITH COMPANY                          NUMBER OF SHARES
-----------------                                         ---------------------                          ----------------

Andrew F.B. Milligan                         Director, President and Chief Executive Officer                  200,000
Sargent H. Berner                                               Director                                      100,000
David W. Williamson                                             Director                                      100,000
A. Murray Sinclair                                          Proposed Director                                 100,000
John J. Brown                                               Proposed Director                                 200,000
Stephen Sopher                                               Former Director                                  25,000
Charles Russell                                              Former Director                                  25,000


(1) The dollar value of the proposed allocation of options is not determinable at this time. The closing bid price of the Company's shares on the OTCBB on April 30, 1999 was U.S.$0.091.

(c)      SHARE BONUS PLAN

The Share Bonus Plan permits the Company's Board of Directors to enter into agreements for the issuance of Common Shares to full-time or seasonal full-time employees of the Company who have rendered meritorious service which contributed to the success of the Company. The Company's Board of Directors may enter into agreements with such full-time or seasonal full-time employees, on any terms and conditions, subject to any provisions and restrictions, and for such cash consideration, if any, as the Company's Board of Directors may determine for the issuance of any number of Common Shares to any such employee. No shares can be issued pursuant to the Share Bonus Plan unless the employee has entered into such an agreement with the Company's Board of Directors.

The maximum number of Common Shares that may be issued under the Share Bonus Plan, in any calendar year, may not exceed 5% of the total number of Common Shares of the Company that were issued and outstanding on the date the Share Bonus Plan is adopted.

PERSONS ELIGIBLE

All employees of the Company are eligible to participate in the Share Purchase Plan and the Share Bonus Plan. The number of employees is currently three and, upon completion of the acquisition of Stockscape an additional 10 employees will be eligible under those plans. Participants in the Share Option Plan are the Company's officers, members of the Executive Committee; non-executive directors; and full-time or part-time employees of the Company who, by the nature of their jobs, are, in the opinion of the Company's Board of Directors, in a position to contribute to the success of the Company or who, by virtue of their length of service to the Company, are, in the opinion of the Company's Board of Directors, worthy of special recognition. As at the date of this Proxy Statement a total of 12 persons are eligible under the Share Option Plan.

CONSEQUENCES TO SHAREHOLDERS

The impact of the proposed new Stock Incentive Plan differs very little from that of the present plan insofar as the impact on the shareholders is concerned. Exercise of options has the benefit of increasing working capital when other means are not available, although clearly a measure of dilution will result. Past experience has indicated that the exercise of options generally coincides with a period of strong market activity and therefore usually does not negatively affect the stock price.

The absence of a maximum number of shares which may be reserved for future issuance will require the exercise of prudence and restraint by the board and it is expected that the guidelines imposed by the previous plan will be followed. On the other hand, the availability of additional options may be advantageous when, as contemplated, the Company will be seeking to hire a top-flight CEO from within the Internet industry to direct the affairs of Stockscape.

CANADIAN FEDERAL INCOME TAX CONSIDERATIONS
FOR OPTIONEE AND COMPANY

To the knowledge of the Company, at present, all persons eligible under the proposed Stock Incentive Plan are Canadian residents. The following summary describes material Canadian federal income tax consequences generally applicable to a holder of Common Shares (optionee) who is a resident of Canada, and who, for purposes of the Income Tax Act (Canada) (the "ITA"), holds such shares as capital property.

This summary is based upon the current provisions of the ITA and the regulations thereunder and on an understanding of the published administrative practices of Revenue Canada. This summary does not take into account or anticipate any possible changes in law, or the administration thereof, whether by legislative, governmental or judicial action, except proposals for specific amendment thereto which have been publicly announced by the Canadian Minister of Finance prior to the date hereof.

This summary does not address all aspects of Canadian federal income tax law that may be relevant to optionees based upon their particular circumstances, and does not deal with foreign income tax consequences, which might differ significantly from the consequences under Canadian federal income tax law.

Stock options of directors, officers and employees will constitute a taxable benefit in the same tax year as the exercise of the option. As the Company is not a Canadian-controlled private corporation the taxable benefit arises at the time of exercise rather than at the time that the shares are sold.

The amount of the taxable benefit would be calculated as the difference between the fair market value of the shares at the exercise date and the acquisition cost to the optionee. An offsetting deduction in the amount of 25% of the taxable benefit amount is allowed in the same tax year as the taxable benefit. A further tax consequence may occur for the optionee upon the subsequent sale of the shares. The difference between the fair market value at the time the option was exercised and the actual proceeds of disposition would be treated as a capital gain, three quarters of which would be a taxable capital gain in the year of sale of the shares.

The Canadian federal income tax consequences of the Company upon exercise of stock options would be to record a compensation expense in the difference between the fair market value of the shares at the time of exercise and the exercise price. This deduction may qualify to reduce the tax liability of the Company in a future year. No tax consequences exist for the Company on the initial issuance of the stock options.

APPROVAL SOUGHT

At the Meeting, shareholders will be asked to consider and, if thought fit, pass an ordinary resolution in the form set out as Item 3 in the attached Appendix "A" to this Proxy Statement to ratify and approve the adoption of the new Stock Incentive Plan, as described under "Stock Incentive Plan" herein, which Plan confers on the Board of Directors discretion to grant options at such times and for such number of shares as the Board sees fit. The form of the Plan is attached as Appendix "F" to this Proxy Statement.

Shareholder approval of the Plan will constitute approval to the exercise of options granted under it, and in the absence of such approval such options will not be exercisable.

(g)      OTHER MATTERS

                            SHAREHOLDER PROPOSAL

Any shareholder who intends to present a proposal at the 2000 Annual General Meeting of shareholders for inclusion in the Company's Proxy Statement and Proxy Form relating to such meeting must submit such proposal by January 31, 2000 to the Company at its principal executive offices.

Management of the Company is not aware of any matter to come before the meeting other than as set forth in the notice of meeting. If any other matter properly comes before the meeting, it is the intention of the persons named in the enclosed Proxy Form to vote the shares represented thereby in accordance with their best judgment on such matter.

THE COMPANY'S ANNUAL REPORT ON FORM 10-K FILED WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION FOR THE YEAR ENDED DECEMBER 31, 1998 IS AVAILABLE TO SHAREHOLDERS WITHOUT CHARGE UPON WRITTEN REQUEST TO INVESTOR RELATIONS, CORNUCOPIA RESOURCES LTD., SUITE 540 - 355 BURRARD STREET, VANCOUVER, BRITISH COLUMBIA, CANADA, V6C 2G8.

DATED at Vancouver, British Columbia this 26th day of May, 1999.


                                        BY ORDER OF THE BOARD OF DIRECTORS

                                                    (SIGNED)
                                     ----------------------------------------
                                               ANDREW F. B. MILLIGAN
                                       PRESIDENT AND CHIEF EXECUTIVE OFFICER

                                 APPENDIX "A"


ITEM 1.           DISPOSITION OF IVANHOE JOINT VENTURE INTEREST

                  "BE IT RESOLVED, as a special resolution, that the disposition of substantially the whole of the undertaking of the Company consequent upon the sale of the Company's 25% joint venture interest in the Ivanhoe property, through the sale of all of the issued and outstanding shares of Touchstone Resources Company, pursuant to the terms of an agreement dated March 2, 1999 between the Company and Great Basin Gold Ltd., be and it is hereby authorized and approved."

ITEM 2. INCREASE OF AUTHORIZED CAPITAL, CHANGE OF NAME AND CONSOLIDATION OF COMMON SHARES

         "BE IT RESOLVED, as a special resolution, that:

                  1. the Company consolidate all of its issued and unissued common shares without par value from 200,000,000 common shares without par value into 20,000,000 common shares without par value, every ten (10) of such common shares without par value being consolidated into one (1) common share without par value;

                  2. the Company increase its authorized common shares without par value from 20,000,000 common shares without par value to 200,000,000 common shares without par value such that the authorized capital of the Company shall be 300,000,000 shares divided into 200,000,000 common shares without par value and 100,000,000 preferred shares without par value, issuable in series and that the Memorandum of the Company be altered accordingly so that it will be in the form set out in Schedule "A" attached hereto;

                  3. the name of the Company be changed from "Cornucopia Resources Ltd." to "Stockscape Technologies Ltd." or to such other name as decided upon by the directors and acceptable to the Registrar of Companies for British Columbia and that the Memorandum of the Company be altered accordingly."


                  4. the Members hereby authorize the directors to decide when and whether or not to proceed with the consolidation, the post-consolidation increase in authorized capital and the name change in their discretion, and authorize any one director or officer of the Company to do such further acts and file such documents to effect the consolidation, increase in authorized capital and name change as may seem necessary to such director or officer."

ITEM 3            ADOPTION OF STOCK INCENTIVE PLAN
                  --------------------------------

                  "BE IT RESOLVED, as an ordinary resolution, that the adoption of a new Stock Incentive Plan, in the form attached as Appendix F to this Proxy Statement be and is hereby ratified and approved."




                        SCHEDULE "A" TO APPENDIX "A"
           OF THE PROXY STATEMENT OF CORNUCOPIA RESOURCES LTD. DATED O,1999



                                 COMPANY ACT


                             ALTERED MEMORANDUM
(AS ALTERED BY SPECIAL AND ORDINARY RESOLUTIONS PASSED ON THE   DAY OF  , 1999)


1.       The name of the company is "STOCKSCAPE TECHNOLOGIES LTD.".


2. The authorized capital of the company consists of Three Hundred Million (300,000,000) shares divided into Two Hundred Million (200,000,000) common shares without par value and One Hundred Million (100,000,000) preferred shares without par value. The special rights and restrictions attached to the preferred shares are as set out in the Articles of the Company.

                                  APPENDIX "B"


                                 SECTION 207 OF
                      THE COMPANY ACT (BRITISH COLUMBIA)


DISSENT PROCEDURE

207.(1)       If,

         (a) being entitled to give notice of dissent to a resolution as provided in section 37, 103, 126, 222, 244, 249 or 289, a member of a company (in this Act called a "dissenting member") gives notice of dissent,

         (b)      the resolution referred to in paragraph (a) is passed, and

         (c) the company or its liquidator proposes to act on the authority of the resolution referred to in paragraph (a),

the company or the liquidator shall first give to the dissenting member notice of the intention to act and advise the dissenting member of his rights under this section.

     (2) On receiving a notice of intention to act in accordance with subsection (1), a dissenting member is entitled to require the company to purchase all of the dissenting members shares in respect of which the notice of dissent was given.

     (3) The dissenting member shall exercise the right given by subsection
(2) by delivering to the registered office of the company, within 14 days after the company, or the liquidator, gives the notice of intention to act,

         (a) a notice that the dissenting member requires the company to purchase all of the dissenting member's shares referred to in subsection (2); and

         (b) the share certificates representing all of those and, on delivery of that notice and those share certificates, the dissenting member is bound to sell those shares to the company and the company is bound to purchase them.

     (4) A dissenting member who has complied with subsection (3), the company, or, if there has been an amalgamation, the amalgamated company, may apply to the court, and the court may

         (a) require the dissenting member to sell, and the company or the amalgamated company to purchase, the shares in respect of which the notice of dissent has been given;

         (b) fix the price and terms of the purchase and sale, or order that the price and terms be established by arbitration, in either case having due regard for the rights of creditors;

         (c) join in the application any other dissenting member who has complied with subsection (3); and

         (d) make consequential orders and give directions it considers appropriate.

     (5) The price that must be paid to a dissenting member for the shares referred to in subsection (2) is their fair value as of the day before the date on which the resolution referred to in subsection (1) was passed, including any appreciation or depreciation in anticipation of the vote on the resolution, and every dissenting member who has complied with subsection (3) must be paid the same price.

     (6) The amalgamation or winding up of the company, or any change in its capital, assets or liabilities resulting from the company acting on the authority of the resolution referred to in subsection (1), shall not affect the right of the dissenting member and the company under this section or the price to be paid for the shares.

     (7)      Every dissenting member who has complied with subsection (3)

         (a) may not vote, or exercise or assert any rights of a member, in respect of the shares for which notice of dissent has been given, other than under this section,

         (b) may not withdraw the requirement to purchase the shares, unless the company consents, and

         (c) until the dissenting member is paid in full, may exercise and assert all the rights of a creditor of the company.

     (8) If the court determines that a person is not a dissenting member, or is not otherwise entitled to the right provided by subsection (2), the court, without prejudice to any acts or proceedings that the company, its members or any class of members may have taken during the intervening period, may make the order, it considers appropriate to remove the limitations imposed on the person by subsection (7).

     (9) The relief provided by this section is not available if, subsequent to giving his notice of dissent, the dissenting member acts inconsistently with his dissent, but a request to withdraw the requirement to purchase the dissenting member's shares is not an act inconsistent with the dissent.

     (10) A notice of dissent ceases to be effective if the dissenting member consents to or votes in favour of the resolution of the company to which the dissent relates, unless the consent or vote is given solely as a proxy holder for a person whose proxy required an affirmative vote.

                                  APPENDIX "C"


       UNAUDITED PRO FORMA BALANCE SHEET AND NOTES AT DECEMBER 31, 1998


                                  STOCKSCAPE       STOCKSCAPE        CORNUCOPIA
                                DECEMBER 31/98   DECEMBER 31/98    DECEMBER 31/98               PRO FORMA     PRO FORMA
                                      C$               US$               US$          NOTE     ADJUSTMENTS   CONSOLIDATED
                                -------------------------------------------------------------------------------------------
        BALANCE SHEETS
            ASSETS
Cash and cash equivalents                58,732            38,304           103,949   5(d)        1,304,376      1,446,629
Accounts receivable                      74,742            48,746            25,844                                 74,590
Prepaid expenses and deposits             8,920             5,818            21,180                                 26,998
Investment in Vista Gold Corp.                                  0           234,305                                234,305
---------------------------------------------------------------------------------------------------------------------------

                                        142,394            92,868           385,278                              1,782,522
---------------------------------------------------------------------------------------------------------------------------

Investment in Great Basin Gold
Ltd.                                                            0                 0   3(a)        1,681,422      1,681,422
Capital assets                           95,314            62,163            11,701                                 73,864
Mineral properties and deferred
exploration expenses                                            0         1,874,895   3(a)      (1,874,892)              3
Patents & trademarks                      8,270             5,394                 0                                  5,394
---------------------------------------------------------------------------------------------------------------------------

TOTAL ASSETS                            245,978           160,424         2,271,874                              3,543,205
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------

          LIABILITIES
CURRENT LIABILITIES
Accounts payable and accrued
liabilities                             100,506            65,549           101,277                                166,826
Unearned Revenue                         55,224            36,016                 0                                 36,016
---------------------------------------------------------------------------------------------------------------------------
                                        155,730           101,565           101,277                                202,842

Long term debt                          672,988           438,915                 0   5(e)        (438,915)              0

---------------------------------------------------------------------------------------------------------------------------

TOTAL LIABILITIES                       828,718           540,480           101,277                                202,842
---------------------------------------------------------------------------------------------------------------------------

     SHAREHOLDERS' EQUITY

SHARE CAPITAL
Share Subscriptions                     200,000           130,438                 0   5(f)        (130,438)              0

Common shares                            57,500            37,501        38,119,366   5(f)          130,438
                                                                                      5(e)          438,915
                                                                                      5(d)        1,304,376
                                                                                               (38,119,366)
                                                                                                  (193,470)
                                                                                      2(c)        2,170,597      3,888,357

---------------------------------------------------------------------------------------------------------------------------

                                        257,500           167,938        38,119,366                              3,888,357

Deficit                               (840,240)         (547,995)      (35,948,769)   2(c)       35,948,769      (547,995)

---------------------------------------------------------------------------------------------------------------------------

TOTAL SHAREHOLDERS' EQUITY            (582,740)         (380,056)         2,170,597                              3,340,363
---------------------------------------------------------------------------------------------------------------------------


TOTAL LIABILITIES AND
SHAREHOLDERS' EQUITY                    245,978           160,424         2,271,874                              3,543,205
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------

See accompanying notes to pro forma financial statements.

Unaudited Pro Forma Consolidated Statement of Operations


                                     STOCKSCAPE       STOCKSCAPE       CORNUCOPIA
                                   DECEMBER 31/98   DECEMBER 31/98   DECEMBER 31/98           PRO FORMA     PRO FORMA
                                         C$               US$             US$         NOTE   ADJUSTMENTS   CONSOLIDATED
                                   --------------------------------------------------------------------------------------


REVENUES
Product sales                              226,839           152,949              0                              152,949
Production costs                           327,205           220,622              0                              220,622
Reclamation                                                                       0
-------------------------------------------------------------------------------------------------------------------------

Operating profit or loss                 (100,366)          (67,673)              0                             (67,673)
Interest and other income                    1,462               986         70,394   2(c)       (70,394)            986

-------------------------------------------------------------------------------------------------------------------------

                                          (98,904)          (66,687)         70,394              (70,394)       (66,687)
-------------------------------------------------------------------------------------------------------------------------

EXPENSES
Selling, General and
administrative expenses                    304,693           205,443        968,455   2(c)      (968,455)        205,443
(Gain) on disposal of mineral
property                                                           0      (180,972)   2(c)        180,972              0

Loss on sale of Touchstone Resources Co.                                            2(c),3(a)     193,470
                                                                                    2(c),3(a)   (193,470)              0

(Gain) on disposal / write down of investments                     0        (9,482)   2(c)          9,482              0
-------------------------------------------------------------------------------------------------------------------------

                                           304,693           205,443        778,001             (778,001)        205,443
-------------------------------------------------------------------------------------------------------------------------

LOSS BEFORE INCOME TAXES                  (403,597)         (272,131)      (707,607)               707,607      (272,131)
Income tax                                       0                 0              0                                    0
-------------------------------------------------------------------------------------------------------------------------


NET INCOME (LOSS) FOR THE PERIOD         (403,597)         (272,131)      (707,607)               707,607      (272,131)
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------

BOOK VALUE PER SHARE                                                                                               0.18

NET INCOME (LOSS) PER SHARE                                                                                       (0.01)

WEIGHTED AVERAGE NUMBER OF SHARES OUTSTANDING                                                                18,159,483
--------------------------------------------------------                                               ----------------
--------------------------------------------------------                                               ----------------


See accompanying notes to pro forma financial statements.

NOTES TO CONSOLIDATED PRO FORMA FINANCIAL STATEMENTS.

1.    PROPOSED ACQUISITION AND BASIS OF PRESENTATION

      The accompanying unaudited pro forma consolidated financial statements of Cornucopia Resources Ltd. have been compiled from and include:

      (a) the audited consolidated financial statements of Cornucopia Resources Ltd. ("Cornucopia") as at December 31, 1998 and for the year ended December 31, 1998. The Cornucopia audited financial statements are prepared using the United States dollar as the reporting currency.

      (b) The audited financial statements of Stockscape Technologies Ltd. ("Stockscape") as at December 31, 1998 an for the year ended September 30, 1998 and for the three months ended December 31, 1998. The Stockscape audited financial statements are prepared using the Canadian dollar as the reporting currency (note 2b).

For more detailed information, readers should refer to the audited financial statements of Cornucopia included in its Form 10K and to the financial statements of Stockscape included in Appendix "D" of this Form DEF14A.

These unaudited pro forma consolidated financial statements give effect to the proposed transactions, as detailed in the Share Exchange Agreement between Cornucopia and Stockscape, described in notes 3,4 and 5 below. The unaudited pro forma consolidated balance sheets have been presented as though the transactions occurred on December 31, 1998. The unaudited pro forma statement of operations have been prepared as the transactions had occurred on January 1, 1998.

In the opinion of management, the unaudited pro forma consolidated financial statements include all the adjustments necessary for fair presentation in accordance with Canadian generally accepted accounting principles.

THE PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS ARE NOT INTENDED TO REFLECT THE RESULTS OF OPERATIONS OR THE FINANCIAL POSITION OF THE COMPANY WHICH WOULD HAVE RESULTED HAD THE TRANSACTIONS BEEN EFFECTED ON THE DATES INDICATED ABOVE. FURTHER, THE PRO FORMA FINANCIAL INFORMATION IS NOT NECESSARILY INDICATIVE OF THE RESULTS OF OPERATIONS OR THE FINANCIAL POSITION THAT MAY BE OBTAINED IN THE FUTURE.

2.    SIGNIFICANT ACCOUNTING POLICIES

      (a) These pro forma financial statements for the year ended December 31, 1998, are prepared on the basis of accounting principles generally accepted in Canada. Pro forma consolidated balances after adjustments agree, in all material respects, to accounting principles generally accepted in the United States.

      (b) The balance sheet of Stockscape has been translated into United States dollars using the rate of exchange prevailing at December 31, 1998 and the statement of operations of Stockscape has been translated into United States dollars using the average rate of exchange for the period.

      (c) As this proposed transaction will result in the former shareholders of Stockscape owning greater than 50% of Cornucopia's common shares, accounting principles applicable to reverse takeovers have been used in the compilation of this pro forma consolidated balance sheet to record the acquisition by Stockscape of Cornucopia using the purchase method, with Cornucopia deemed to be the purchased entity.

3.    SALE OF TOUCHSTONE RESOURCES CO.

      The Company has entered into an agreement dated March 2, 1999 (the "Sale Agreement"), subject to shareholder approval, pursuant to which the Company will sell its wholly-owned subsidiary, Touchstone Resources Company, ("Touchstone") to Great Basin Gold Ltd., ("Great Basin") its joint venture partner in the Ivanhoe Property, in exchange for 2,750,000 common shares (the "Great Basin Shares") and 250,000 share purchase warrants of Great Basin. The share purchase warrants will entitle the Company to purchase additional shares of Great Basin at $2.00 per share for one year.

      (a) A pro forma adjustment to record the sale of Touchstone for consideration of the Great Basin Shares is accounted for at C$1.25 the market value attributed to the Great Basin Shares on the date of the agreement with a 25% discount taken off the value because of restrictions on resale and voting rights of the Payment Shares.

4.    SHARE CONSOLIDATION

      At the Meeting shareholders will be asked to consider and, if thought fit, to pass a special resolution approving:

      (a) The consolidation of the Company's authorized and issued common share capital from TWO HUNDRED MILLION (200,000,000) common shares to TWENTY MILLION (20,000,000) common shares, (i.e.) one
            (1) new common share for ten (10) pre-consolidation common shares without par value.

      (b) An increase in the Company's authorized common share capital to its pre-consolidation level of Two Hundred Million (200,000,000) common shares without par value.

      No pro forma adjustments arise from the proposed share consolidation.

5.    ACQUISITION OF STOCKSCAPE

      The common share consolidation and name change are fundamental to the Company's reorganization and are conditions precedent to completion of the acquisition by the Company of Stockscape Technologies Ltd. ("Stockscape"). Stockscape is an Internet investment research provider and, after acquisition of Stockscape, the business of Stockscape will become the Company's primary business.

      (a) Under the terms of the Share Exchange Agreement between the Company and the owners of Stockscape dated March 2, 1999, the Company will acquire all of the issued and outstanding shares of Stockscape by issuing 10,000,000 post-consolidation Common Shares of the Company (the "Payment Shares").

      (b) This business combination will be accounted for under the purchase method with Cornucopia deemed to be the purchased entity. In application of reverse takeover accounting the legal subsidiary ie. Stockscape is the continuing company for purposes of future comparative and for presentation of shareholders' equity. This means that the deficit in the consolidated financial statements immediately after the reverse takeover will be the same as the accounts of Stockscape at December 31, 1998. The cost of the purchase, and the value attributed to the 10,000,000 Payment Shares (note 6(b)), is determined to be the value of the net assets acquired.

      (c) Subsequent to the acquisition of all of the outstanding shares of Stockscape, Cornucopia will change its name to Stockscape Technologies Ltd.

      (d) Further conditions precedent to the acquisition are commitments for a financing of up to 4 million units of the Company to be completed contemporaneously with the acquisition The 4,000,000 unit financing will be done on a post-consolidation basis at C$0.50 per unit to raise maximum proceeds of C$2,000,000. Each unit will consist of one common share and two share purchase warrants. One share purchase warrant will be exercisable in the first year to acquire one additional common share in the capital of the Company at C$0.65. The second warrant will be exercisable for a period of two years to acquire one additional common share at C$0.95. The warrants will have forced conversion features.

      (e) Stockscape agreed on March 26, 1999 to convert long term debt to common shares of Stockscape and pro forma adjustment of US$438,915 has been made.

      (f) Share subscriptions recorded at US$130,438 December 31, 1998 have been adjusted to reflect the subsequent issuance of common shares on March 26, 1999.

6.       SHARE CAPITAL
         (a)      Authorized share capital:
                  200,000,000 common shares without par value.

         (b)      Issued and outstanding


                                                                       NUMBER OF
                                                                         SHARES              AMOUNT
  Balance, December 31, 1998, per Cornucopia
  financial statements                                                  41,594,834     $    38,119,366

  Consolidation of common shares on a  1 new for 10 old basis
  (note 4a)                                                            (37,435,351)                 --
                                                                   ------------------- -------------------
                                                                         4,159,483          38,119,366
  Reduction in the book value of the continuing company's stated
  share capital to that of Stockscape.                                          --         (37,512,512)
                                                                   ------------------- -------------------
                                                                         4,159,483             606,854
  Issuance of common shares to the shareholders of Stockscape in exchange for their shares of Stockscape
  (note 5a) and  (note5b)                                               10,000,000           1,977,127

  Issuance of common shares in private placement, condition
  precedent to Share Exchange Agreement (note 5d)                        4,000,000           1,304,376
                                                                   ------------------- -------------------

  Pro forma balance, December 31, 1998                                  18,159,483     $     3,888,357
                                                                   ------------------- -------------------

                                  APPENDIX "D"

                          STOCKSCAPE TECHNOLOGIES LTD.

Financial Statements

December 31, 1998


INDEX

     AUDITORS' REPORT

Balance Sheet

Statement of Income and Deficit

Statement of Changes in Financial Position

Notes to the Financial Statements


     AUDITORS' REPORT

     To the Shareholder of



STOCKSCAPE TECHNOLOGIES LTD.

We have audited the balance sheets of Stockscape Technologies Ltd. as at September 30, 1997, September 30, 1998 and December 31, 1998 and the statements of income and deficit and changes in financial position for the periods then ended from October 1, 1996 to December 31, 1998. These financial statements are the responsibility of the company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform an audit to obtain reasonable assurance whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.

In our opinion, these financial statements present fairly, in all material respects, the financial position of the company as at September 30, 1997, September 30, 1998 and December 31, 1998 and the results of its operations and the changes in its financial position for the periods then ended in accordance with generally accepted accounting principles. As required by the Company Act of the Province of British Columbia, we report that, in our opinion, these principles have been applied on a consistent basis over the period of review.

                                                         (Signed)
                                                         ---------------------
Vancouver, Canada                                        ELLIS FOSTER
March 25, 1999                                           Chartered Accountants

STOCKSCAPE TECHNOLOGIES LTD.


Balance Sheet
---------------------------------------------------------------------------------------------------------------------------
                                                                      December 31       September 30          September 30
                                                                          1998                  1998                  1997
---------------------------------------------------------------------------------------------------------------------------

ASSETS

CURRENT
  Cash and short term investments                           $           58,732  $             99,045  $                778
  Accounts receivable                                                   74,742                29,005                19,940
  Prepaid expenses and deposits                                          8,920                 7,712                 1,431
---------------------------------------------------------------------------------------------------------------------------

                                                                       142,394               135,762                22,149

CAPITAL (note 3)                                                        95,314               100,753                75,805

INTANGIBLE (note 3)                                                      8,270                 6,992                 3,081
---------------------------------------------------------------------------------------------------------------------------

                                                            $          245,978  $            243,507  $            101,035
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------

LIABILITIES

CURRENT
  Accounts payable and accrued liabilities                  $          100,506  $             76,583  $             10,259
  Deposits from clients                                                      -                11,926                     -
  Unearned revenue                                                      55,224                75,098                     -
---------------------------------------------------------------------------------------------------------------------------

                                                                       155,730               163,607                10,259

LONG TERM DEBT (note 4)                                                672,988               579,311                90,832
---------------------------------------------------------------------------------------------------------------------------

                                                                       828,718               742,918               101,091
---------------------------------------------------------------------------------------------------------------------------

SHARE CAPITAL AND DEFICIT

SHARE SUBSCRIPTIONS (note 5)                                           200,000               200,000               200,000

SHARE CAPITAL (note 5)                                                  57,500                57,500                57,500

DEFICIT                                                              (840,240)             (756,911)             (257,556)
---------------------------------------------------------------------------------------------------------------------------

                                                                     (582,740)             (499,411)                  (56)
---------------------------------------------------------------------------------------------------------------------------

COMMITMENTS (note 6)
                                                            $          245,978  $            243,507  $            101,035
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------


Approved by the Director:



          (signed)
---------------------------------
          John J. Brown

STOCKSCAPE TECHNOLOGIES LTD.

Statement of Income and Deficit

------------------------------------------------------------------------------------------------------------------------------
                                                                        Three Months
                                                                            Ended            Year Ended            Year Ended
                                                                      December 31          September 30          September 30
                                                                             1998                  1998                  1997
------------------------------------------------------------------------------------------------------------------------------


INCOME                                                         $           68,422  $            170,157  $             15,250

WEB SITE DEVELOPMENT AND MAINTENANCE                                       74,365               337,494               184,758
------------------------------------------------------------------------------------------------------------------------------

GROSS PROFIT (LOSS)                                                       (5,943)             (167,337)             (169,508)
------------------------------------------------------------------------------------------------------------------------------

MARKETING AND ADMINISTRATION
  Advertising and promotion                                                12,398                48,661                23,948
  Allowance for doubtful accounts                                               -                 6,657                     -
  Bank charges                                                                861                 1,496                   264
  Commissions, salaries and other services                                 36,708               171,961                39,401
  Communications, supplies and office                                       8,043                40,624                20,242
  Insurance and professional services                                         403                18,140                 3,361
  Interest on long-term debt                                               18,973                44,479                   832
------------------------------------------------------------------------------------------------------------------------------

                                                                           77,386               332,018                88,048
------------------------------------------------------------------------------------------------------------------------------

NET (LOSS) FOR THE PERIOD                                                (83,329)             (499,355)             (257,556)

DEFICIT, beginning of period                                            (756,911)             (257,556)                     -
------------------------------------------------------------------------------------------------------------------------------

DEFICIT, end of period                                         $        (840,240)  $          (756,911)  $          (257,556)
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------

LOSS PER SHARE (note 2)                                        $           (0.09)  $             (0.53)  $             (0.27)
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------


STOCKSCAPE TECHNOLOGIES LTD.

Statement of Changes in Financial Position

-----------------------------------------------------------------------------------------------------------------------------
                                                                        Three Months
                                                                            Ended            Year Ended           Year Ended
                                                                      December 31          September 30         September 30
                                                                             1998                  1998                 1997
-----------------------------------------------------------------------------------------------------------------------------

CASH USED FOR OPERATING ACTIVITIES
  Net (loss) for the period                                    $         (83,329)  $          (499,355)  $         (257,556)
  Item not affecting cash:
    Amortization                                                            8,416                35,895               17,539
-----------------------------------------------------------------------------------------------------------------------------

                                                                         (74,913)             (463,460)            (240,017)
  Changes in non-cash working capital                                    (54,822)               138,002             (11,112)
-----------------------------------------------------------------------------------------------------------------------------

                                                                        (129,735)             (325,458)            (251,129)
-----------------------------------------------------------------------------------------------------------------------------

CASH PROVIDED BY (USED FOR) INVESTMENT
  ACTIVITIES
  Investment in trademarks                                                (1,758)               (5,150)              (3,852)
  Purchase of capital assets                                              (2,497)              (59,604)             (92,573)
-----------------------------------------------------------------------------------------------------------------------------

                                                                          (4,255)              (64,754)             (96,425)
-----------------------------------------------------------------------------------------------------------------------------

CASH PROVIDED BY FINANCING ACTIVITIES
  Long-term debt                                                           93,677               488,479               90,832
  Share subscriptions                                                           -                     -              200,000
  Share capital                                                                 -                     -               57,500
-----------------------------------------------------------------------------------------------------------------------------

                                                                           93,677               488,479              348,332
-----------------------------------------------------------------------------------------------------------------------------

INCREASE (DECREASE) IN CASH                                              (40,313)                98,267                  778

CASH, beginning of period                                                  99,045                   778                    -
-----------------------------------------------------------------------------------------------------------------------------

CASH, end of period                                            $           58,732  $             99,045  $               778
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------


STOCKSCAPE TECHNOLOGIES LTD.


Notes to Financial Statements
As at December 31, 1998 and September 30, 1998 and 1997
------------------------------------------------------------------------------

1.   INCORPORATION

         The Company (formerly 523833 B.C. Ltd.) is incorporated under the laws of the Province of British Columbia and its principal activity is the provision of services to establish and maintain clients on the world wide web. The Company's website, Stockscape.com, has been established as an entrance point on the internet for interested parties to access various information about public companies and various reports written by other parties on those companies.


2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

         (a)      Short Term Investments

                  Short-term investments are valued at the lower of cost or market.


         (b)      Capital and Intangible Assets

                  (i) Capital assets are recorded at cost and amortized over the estimated useful life of the asset on a declining balance basis at the following annual rates.


                                Computer Equipment                                                     30%
                                Computer Software                                                     100%
                                Equipment and furniture                                                20%

                           In the year an asset is purchased, the amortization rate is one-half of the annual rate.

                  (ii) Leasehold improvements are amortized on a straight-line basis over the three year lease term.


                  (iii) Trademarks are recorded at cost and amortized on a straight-line basis over five years.


                  (iv) Development and maintenance costs of the corporate website are being expensed as incurred.


         (c)      Revenue Recognition

                  Revenue is usually recognized in the period services are performed for the clients. Monthly maintenance fees received in advance of services to be performed are recorded as unearned revenue.


          (d)     Income Taxes

                  The provision for income taxes are based on the accounting income. Deferred income taxes arise as a result of recognizing expenses and revenues in different time periods for accounting and tax purposes. Such timing differences arise principally from amortization costs foregone.


         (e)      Financial Instruments

                  The Company's financial instruments include cash and short term investments, accounts receivable, accounts payable, and long term debt. The fair value of these financial instruments approximate carrying values.


         (f)      Segmented Information

                  The Company operates in only one business segment - the provision of services to establish companies on the internet. There is only one geographic location of the Company which is in Canada and substantially all of the assets of the Company are used in the provision of internet services.


         (g)      Loss Per Share

                  Basic loss per share was calculated based on the weighted average number of shares outstanding during the period. Fully diluted loss per share was calculated based on the issuance of shares for the share subscription proceeds. Pro-forma fully diluted loss per share was calculated as if shares were issued for the conversion of the long term debt at the beginning of the December 31, 1998 period (notes 5 and 10).

                                                             December 31,         September 30,        September 30,
                                                                     1998                  1998                 1997
                  ---------------------------------- --------------------- --------------------- --------------------


                  Basic                                          $ (0.09)               $(0.53)              $(0.27)
                  Fully diluted                                    (0.05)                (0.29)               (0.15)
                  Pro forma fully diluted                         (0.006)                     -                    -



STOCKSCAPE TECHNOLOGIES LTD.


Notes to Financial Statements
As at December 31, 1998 and September 30, 1998 and 1997
------------------------------------------------------------------------------


3.   CAPITAL AND INTANGIBLE ASSETS


                                                             December 31,        September 30,          September 30,
         CAPITAL ASSETS                                              1998                 1998                   1997
         ----------------------------------------------- ------------------- -------------------- --------------------


         Computer equipment                                      $124,319             $122,517                $78,841
         Computer software                                         13,861               13,166                  8,960
         Office equipment                                           8,883                8,883                  4,772
         Leasehold improvements                                     7,611                7,611                      -
         ----------------------------------------------- ------------------- -------------------- --------------------

                                                                  154,674              152,177                 92,573

         Less:  accumulated amortization                          (59,360)             (51,424)              (16,768)
         ----------------------------------------------- ------------------- -------------------- --------------------

         Net book value                                          $ 95,314             $100,753                $75,805
         ----------------------------------------------- ------------------- -------------------- --------------------
         ----------------------------------------------- ------------------- -------------------- --------------------

         INTANGIBLE ASSETS

         Trademarks                                               $10,760              $ 9,002                 $3,852
         Less:  accumulated amortization                           (2,490)              (2,010)                 (771)
         ----------------------------------------------- ------------------- -------------------- --------------------

         Net book value                                          $  8,270              $ 6,992                 $3,081
         ----------------------------------------------- ------------------- -------------------- --------------------
         ----------------------------------------------- ------------------- -------------------- --------------------


4.   LONG TERM DEBT

         The Company has a long-term loan outstanding to its sole shareholder, of $672,988 (September 30, 1998 - $579,311, September 30, 1997 -
         $90,832) which is repayable on demand and bears interest at a rate of 12% per annum.

         The shareholder has agreed to fund the Company's operations until a change of control is completed. Additional advances will be made on the same terms and conditions as the outstanding loans.


5.   SHARE CAPITAL

         (a)      Authorized:

                  1,000,000 common shares without par value.

                  By resolution dated March 26, 1999 authorized capital has been increased to 100,000,000 common shares without par value.

         (b)      Issued:


                                                                              Number of Shares
                                                                                                              Amount
                 ------------------------------------------------------ ----------------------- ---------------------


                 Issued for cash                                                       750,000               $ 7,500
                 Issued for cash                                                       200,000                50,000
                 ------------------------------------------------------ ----------------------- ---------------------

                 Balance, September 30, 1997                                           950,000                57,500
                 ------------------------------------------------------ ----------------------- ---------------------

                 Balance, September 30, 1998                                           950,000                57,500
                 ------------------------------------------------------ ----------------------- ---------------------

                 Balance, December 31, 1998                                            950,000               $57,000
                 ------------------------------------------------------ ----------------------- ---------------------
                 ------------------------------------------------------ ----------------------- ---------------------


         (c) During the period ended September 30, 1997, the Company received Share Subscriptions for 800,000 common shares at a subscription price of $0.25 per share. The funds received for the share subscriptions were non-interest bearing. These shares were issued on March 26, 1999.

         (d) The Company agreed to convert $825,000 of the long term debt (note 4) into common shares at $0.10 per share, such that an additional 8,250,000 shares would be issued to the shareholder. These shares were issued on March 26, 1999.

STOCKSCAPE TECHNOLOGIES LTD.


Notes to Financial Statements
As at December 31, 1998 and September 30, 1998 and 1997
------------------------------------------------------------------------------

6.   COMMITMENTS

         The Company has the following commitments relating to lease obligations. The future minimum lease payments are as follows:


                     Year                                                          Payment
                     -------------------------------------- -------------------------------


                     1999                                                          $62,360
                     2000                                                           44,520
                     2001                                                           12,258
                     -------------------------------------- -------------------------------

                                                                                  $119,138
                     -------------------------------------- -------------------------------
                     -------------------------------------- -------------------------------


7.   RELATED PARTY TRANSACTIONS

         (a) A Company controlled by the president of the Company provides reception, accounting, administrative and management services to the Company. Office space, supplies, and employee benefits were also provided and are included in the payments, as are out of pocket travel expenses. During the period ended December 31, 1998, the Company paid $14,490 (September 30, 1998 - $65,794, September 30, 1997 - $47,306) for these services. Included in accounts payable is $17,934 payable to a company controlled by the president of the Company (September 30, 1998 - $13,185, September 30, 1997 -
                  $nil). These expenses are incurred in the normal course of business and are at market rates.

         (b) The shareholder has long term loans outstanding of $672,988 (1998 - $579,311, 1997 - $90,832) to the Company
                  to sustain operations. Interest of $18,973 (September
                  30, 1998 - $44,479, September 30, 1997 - $832) was accrued during the period (note 4).

         (c) The shareholder is also a client of the Company and during the current period paid $1,589 (September 30, 1998 - $6,372, September 30, 1997 - $3,210) to the Company for internet services.

8.   INCOME TAXES

         The Company has incurred losses for Canadian income tax purposes of approximately $644,383 which can be carried forward to reduce taxable income in future years.

         These losses will expire as follows:


                     Year                                                           Amount
                     -------------------------------------- -------------------------------

                     2003                                                          $ 1,026
                     2004                                                          238,159
                     2005                                                          405,198
                     -------------------------------------- -------------------------------

                                                                                  $644,383
                     -------------------------------------- -------------------------------
                     -------------------------------------- -------------------------------


         The potential income tax benefits of these losses have not been recognized in these financial statements.

9.   YEAR 2000 ISSUE

         The Year 2000 Issue arises because many computerized systems use two digits rather than four to identify a year. Date-sensitive systems may recognize the year 2000 as 1900 or some other date, resulting in errors when information using year 2000 dates is processed. In addition, similar problems may arise in some systems which use certain dates in 1999 to represent something other than a date. The effects of the Year 2000 Issue may be experienced before, on, or after January 1, 2000, and, if not addressed, the impact on operations and financial reporting may range from minor errors to significant systems failure which could affect an entity's ability to conduct normal business operations. It is not possible to be certain that all aspects of the Year 2000 Issue affecting the Company, including those related to the efforts of customers, suppliers, or other third parties, will be fully resolved.

10.  SUBSEQUENT EVENTS

         (a) On March 26, 1999, the Company converted the shareholder loan into common shares of the Company and the number of authorized common shares of the Company was increased to 100,000,000 shares (notes 4 and 5).

          (b) Effective date of March 1, 1999, the Shareholder agreed to sell its shares to Cornucopia Resources Ltd., a publicly traded company, by exchanging all of the outstanding shares of the Company for 10 million common shares of Cornucopia, subsequent to Cornucopia completing a share consolidation on a ten for one basis, and changing its name to StockScape.com, if available.

                                  APPENDIX "E"

AUDITORS' REPORT
TO THE SHAREHOLDERS
CORNUCOPIA RESOURCES LTD.



We have audited the consolidated balance sheets of Cornucopia Resources Ltd. as at December 31, 1998 and 1997 and the consolidated statements of loss and deficit and changes in financial position for each of the years in the three year period ended December 31, 1998. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with Canadian generally accepted auditing standards. Those standards require that we plan and perform an audit to obtain reasonable assurance whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.

In our opinion, these consolidated financial statements present fairly, in all material respects, the financial position of the Company as at December 31, 1998 and 1997 and the results of its operations and changes in its financial position for each of the years in the three year period ended December 31, 1998, in accordance with generally accepted accounting principles in Canada. As required by the Company Act (British Columbia) we report that, in our opinion, these principles have been applied on a consistent basis.

Significant measurement differences between Canadian and United States accounting principles are explained and quantified in note 7 to the financial statements.

(SIGNED) "KPMG LLP"
Chartered Accountants
Vancouver, Canada
April 1, 1999


COMMENTS BY AUDITOR FOR U.S. READERS ON CANADA-U.S. REPORTING DIFFERENCE

In the United States, reporting standards for auditors require the addition of an explanatory paragraph (following the opinion paragraph) when the consolidated financial statements are affected by conditions and events that cast substantial doubt on the company's ability to continue as a going concern, such as those described in note 1 to the consolidated financial statements. Our report to the shareholders, dated April 1, 1999, is expressed in accordance with Canadian reporting standards which do not permit a reference to such events and conditions in the auditors' report when these are adequately disclosed in the financial statements.

(SIGNED) "KPMG LLP"
Chartered Accountants
Vancouver, Canada
April 1, 1999

                           CORNUCOPIA RESOURCES LTD.
                          CONSOLIDATED BALANCE SHEETS
                       (Stated in United States Dollars)


                                                                                    DECEMBER 31,
                                                                                 1998           1997
                          ASSETS
                                                          NOTE
         CURRENT ASSETS
         Cash and cash equivalents                                            103,949        996,732
         Accounts receivable                                                   25,844        546,050
         Prepaid expenses and deposits                                         21,180         40,880
         Investment                                         4                 234,305             --
         ---------------------------------------------------------------------------------------------

                                                                              385,278      1,583,662
         ---------------------------------------------------------------------------------------------

         Capital Assets                                     3                  11,701         63,116
         Mineral properties and deferred                    4               1,874,895     16,710,818
         exploration costs
         ---------------------------------------------------------------------------------------------

         TOTAL ASSETS                                                       2,271,874     18,357,596
         ---------------------------------------------------------------------------------------------
         ---------------------------------------------------------------------------------------------

                        LIABILITIES

         CURRENT LIABILITIES
         Accounts payable and accrued liabilities                             101,277      2,367,508
         Debt                                               5                      --     13,186,599
         ---------------------------------------------------------------------------------------------

                                                                              101,277     15,554,107
         ---------------------------------------------------------------------------------------------

         Capital Lease Obligations                                                 --         42,436
         Provision for Site Reclamation                   4,10                     --        172,908
         ---------------------------------------------------------------------------------------------

         TOTAL LIABILITIES                                                    101,277     15,769,451
         ---------------------------------------------------------------------------------------------

                   SHAREHOLDERS' EQUITY

         SHARE CAPITAL                                      6
         Issued and outstanding common shares                              38,119,366     37,829,307
         1998 - 41,591,834 (1997 - 38,556,040)
         Deficit                                                          (35,948,769)   (35,241,162)
         ---------------------------------------------------------------------------------------------

         TOTAL SHAREHOLDERS' EQUITY                                         2,170,597      2,588,145
         ---------------------------------------------------------------------------------------------

         TOTAL LIABILITIES AND SHAREHOLDERS'                                2,271,874     18,357,596
         EQUITY
         ---------------------------------------------------------------------------------------------
         ---------------------------------------------------------------------------------------------
         Operations                                         1
         Commitments and Contingencies                     10
         Subsequent events                                 12

         Approved by the Board:

         (SIGNED)
         ----------------------------------
         Andrew F. B. Milligan, Director

         (SIGNED)
         ----------------------------------
         Sargent H. Berner, Director

See accompanying notes to consolidated financial statements.

                           CORNUCOPIA RESOURCES LTD.
                 CONSOLIDATED STATEMENTS OF LOSS AND DEFICIT
                       (Stated in United States Dollars)


                                                                              DECEMBER 31,
                                                                    1998           1997           1996


         REVENUES
         Product sales                                                --             --        115,096
         Production costs                                             --        (19,433)       193,365
         -----------------------------------------------------------------------------------------------
         Operating profit (loss)                                      --         19,433        (78,269)
         Interest and other income                                70,394         51,705        460,093
         -----------------------------------------------------------------------------------------------

                                                                  70,394         71,138        381,824
         -----------------------------------------------------------------------------------------------

         EXPENSES (OTHER INCOME)
         General and administrative expenses                     968,455      1,987,525      2,776,253
         (Gain) loss on disposal and writedown of
         investments                                             (9,482)        476,341       (631,970)
         and marketable securities
         (Gain) on sale or write down of mineral               (180,972)     16,000,000        988,396
         properties
         Equity loss                                                  --         71,897        112,264
         -----------------------------------------------------------------------------------------------

                                                                 778,001     18,535,763      3,244,943
         -----------------------------------------------------------------------------------------------

         LOSS BEFORE NON-CONTROLLING INTEREST                    707,607     18,464,625      2,863,119
         Non-controlling interest                                     --             --        252,484
         -----------------------------------------------------------------------------------------------

         NET LOSS FOR THE YEAR                                   707,607     18,464,625      2,610,635
         -----------------------------------------------------------------------------------------------
         -----------------------------------------------------------------------------------------------

         Deficit, beginning of the year                       35,241,162     16,776,537     14,165,902

         Net loss for the year                                   707,607     18,464,625      2,610,635
         -----------------------------------------------------------------------------------------------

         DEFICIT, END OF THE YEAR                             35,948,769     35,241,162     16,776,537
         -----------------------------------------------------------------------------------------------
         -----------------------------------------------------------------------------------------------


         LOSS PER SHARE                                              .02           0.49           0.09

         WEIGHTED AVERAGE COMMON SHARES OUTSTANDING           39,291,535     37,514,204     30,287,082

See accompanying notes to consolidated financial statements.

                           CORNUCOPIA RESOURCES LTD.
           CONSOLIDATED STATEMENTS OF CHANGES IN FINANCIAL POSITION
                       (Stated in United States Dollars)


                                                                            DECEMBER 31,
                                                                  1998           1997           1996
         CASH PROVIDED BY (USED IN)
         OPERATIONS
         Net loss for the period                              (707,607)   (18,464,625)    (2,610,635)
         Items not involving cash;
         Amortization                                          134,683        103,536        101,692
         Reclamation accrual                                        --        172,908             --
         (Gain) loss on disposal and writedown of
         investments                                            (9,482)       476,341       (631,970)
         and marketable securities
         (Gain) on sale or write down of  mineral             (180,972)    16,000,000        988,396
         properties
         Equity loss                                                --         71,897             --
         Non - controlling interest                                 --             --       (252,484)
         ---------------------------------------------------------------------------------------------

                                                              (763,378)    (1,639,943)    (2,405,001)

         Net change in non-cash working capital items;
         Accounts receivable                                   420,479       (413,720)        14,044
         Product inventory                                          --          3,084         18,617
         Prepaid expenses and deposits                           19,701        (2,384)        24,961
         Loans and advances                                          --       (85,500)            --
         Prepaid to mining venture net of liabilities               --             --        (25,000)
         Accounts payable and accrued liabilities             (400,009)    (1,806,913)     4,003,572
         Due to mining joint venture                                 --       (47,888)       (92,530)
         ---------------------------------------------------------------------------------------------

                                                              (723,207)    (3,993,264)     1,538,663
         ---------------------------------------------------------------------------------------------


         INVESTING
         Investments                                          (250,000)     1,001,727        969,354
         Proceeds on partial disposition of  mineral                --             --         99,980
         properties
         Proceeds on disposal of investments                    25,177             --        631,970
         Proceeds on sale of subsidiary,  net of cash
         of                                                    212,450             --             --
         subsidiary at date of sale
         Note receivable                                            --        111,837         15,488
         Capital assets                                             --        (64,102)       (83,384)
         Mineral properties and deferred exploration        (1,268,559)   (13,818,341)   (13,579,965)
         costs
         ---------------------------------------------------------------------------------------------

                                                            (1,280,932)   (12,768,879)   (11,946,557)
         ---------------------------------------------------------------------------------------------


         FINANCING
         Debt, Mineral Ridge                                   853,737     13,186,599             --
         Capital lease obligations                             (32,440)       (53,394)       (14,036)
         Non - controlling interest                                 --             --       (455,779)
         Net proceeds from issue of common shares for          250,000      2,501,535     11,741,248
         cash
         Issue of common shares for services                    40,059             --             --
         Net proceeds (expenses)  from issue of                     --     (1,746,178)     1,746,177
         special warrants
         ---------------------------------------------------------------------------------------------

                                                             1,111,356     13,888,562     13,017,610
         ---------------------------------------------------------------------------------------------


         INCREASE (DECREASE) IN CASH                          (892,783)    (2,873,581)     2,609,716

         Cash and Equivalents, beginning of the year           996,732      3,870,313      1,260,596
         ---------------------------------------------------------------------------------------------

         CASH AND EQUIVALENTS, END OF THE YEAR                 103,949        996,732      3,870,312
         ---------------------------------------------------------------------------------------------
         ---------------------------------------------------------------------------------------------
         (includes funds in escrow)

See accompanying notes to consolidated financial statements.

1.   OPERATIONS

These financial statements are prepared in accordance with accounting principles applicable to a going concern. The recoverability of the amounts shown for interests in mining properties and deferred costs is dependent upon discovery and delineation of economically recoverable reserves, on the outcome of legislative or regulatory developments relating to environmental protection, and on future profitable operations or proceeds from the disposition thereof. The viability of production on mineral properties or resource related share investments held by the Company is highly dependent on the price of gold.

The Company's principal mineral property, the Ivanhoe Property, is currently being explored by Great Basin Gold Ltd. (Great Basin) under a Venture Agreement . The Company faces dilution under the Venture Agreement unless it participates in future exploration programs conducted by Great Basin. The financial position of the Company would not allow participation in such exploration programs without undertaking some form of financing. At December 31, 1998, the Company had working capital of $284,001 (1997 - deficit of $13,970,445). The Company has very limited ability to access capital markets because of market conditions generally in financing resource related business activities as well as the depressed price of the Company's Common Shares.

The Company has announced a reorganization (note 12) which, if completed, will result in the exchange of its interest in the Ivanhoe Property for an equity interest in Ivanhoe and will release the Company from any past and future cash calls for Ivanhoe reclamation. However, for such reorganization to be successful, a major financing will need to be completed and shareholder approval must be sought. There can be no assurances that the Company will complete the proposed reorganization. If the proposed reorganization is not successful, the Company will be required to significantly curtail their operations and future exploration programs.

2.   SIGNIFICANT ACCOUNTING POLICIES

a)   BASIS OF PRESENTATION

The accompanying consolidated financial statements for the fiscal year ended December 31, 1998, are prepared on the basis of accounting principles generally accepted in Canada. Significant differences to accounting principles generally accepted in the United States of America are explained in note 7.

The consolidated financial statements include the accounts of Cornucopia Resources Ltd., (the "Company") which is incorporated under the Company Act (British Columbia), its subsidiaries, including Cornucopia Resources, Inc. a wholly-owned subsidiary incorporated in the State of Nevada, and its subsidiaries which are wholly-owned, except, Carlin Resources Corp. ("Carlin Resources") which was a partially-owned subsidiary.

The Company consolidated its investment in Carlin Resources up to September 20, 1996. At that date the Company's interest in Carlin Resources decreased to 38% and the equity method applied until April 30, 1997, and due to further disposition of Carlin Resources shares the application of the cost method thereafter. During the year ended December 31, 1998, the Company divested all of the remaining shares of Carlin Resources.

The Company's 25% interest in the Ivanhoe joint venture (note 4(a)) has been accounted for by the proportionate consolidation method. For the 1996 year end, product sales and production costs represent the Company's proportionate share of the Ivanhoe joint venture operations. All significant intercompany accounts and transactions have been eliminated upon consolidation.

The Company's operations are in the mining exploration and development industry and are conducted primarily in the United States of America.

b)   CASH & CASH EQUIVALENTS

For the purpose of these consolidated financial statements, the Company considers all investments in commercial paper and other highly liquid investments which are readily convertible to cash and with a maturity date within three months of purchase, to be cash equivalents. The Company follows a policy of diversifying its investments in different government and industry sectors.

c)   INVESTMENT

Investment is carried at the lowest cost or quoted market value.

(d)  MINERAL PROPERTIES AND DEFERRED EXPLORATION COSTS

Property acquisition costs, which include financing costs, are deferred until the property to which they relate is placed into commercial production, sold or abandoned. These costs will be charged to future operations on a unit-of-production basis following commencement of commercial production using estimated recoverable reserves of the principal property as the base, or written down if the property is sold, abandoned or there is an impairment in value.

Where the Company enters into agreements for the acquisitions of interest in mining properties which provide for periodic payments, such amounts unpaid are not recorded as a liability since they are payable entirely at the Company's discretion. Such payments, when made are recorded as a cost of the property to which they relate. If unpaid, such non-payment will result in the write-off of the related investment in mining properties.

Exploration costs incurred during the search for new ore bodies are deferred and will be charged to future operations on a unit-of-production basis following commencement of production. If the property is abandoned or sold or there is an impairment in value, the exploration costs will be charged to operations.

(e)  RECLAMATION

Post closure reclamation and site restoration costs are estimated based upon regulatory and environmental requirements and are accrued over the life of the mine. Expenditures relating to environmental, reclamation and restoration programs are expensed as determinable [see note 10(b)].

(f)  FOREIGN CURRENCIES

The Company's functional and reporting currency is the United States dollar. Monetary assets and liabilities stated in Canadian dollars are translated at the exchange rate in effect at the balance sheet date and non-monetary assets and liabilities at the rate in effect on the dates of the related transactions. Revenues and expenses are translated at rates approximating exchange rates in effect at the time of the transactions. Gains or losses arising on conversion of foreign currency transactions are included in income in the period they occur.

(g)  SHARE CAPITAL

Shares issued for other than cash consideration are valued at the quoted price on the Toronto Stock Exchange on the date the agreement to issue the shares was reached.

(h)  LOSS PER SHARE

The loss per share is computed on the basis of the weighted average number of shares outstanding during the year. Fully diluted loss per share is not presented as the effect of outstanding convertible instruments is anti-dilutive.

(i)  COMPARATIVE FIGURES

Where necessary, prior year figures have been reclassified to conform with the current period's presentation.

(j)  USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates that affect the reported amounts of assets, such as the recoverability of Mineral properties and deferred exploration costs and liabilities, including the determination of reclamation obligations, and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(k)  FINANCIAL INSTRUMENTS

In prior years, the Company used forward sales agreements for the purpose of managing its anticipated gold sales. These financial instruments were accounted for as hedges of anticipated transactions and are not recorded on the balance sheet of the Company. Gains and losses from these contracts have been recorded in income in the same period as production is delivered to meet the commitments. As at December 31, 1998, the Company had no forward sales agreements outstanding.

The carrying values of cash and cash equivalents, accounts receivable, and accounts payable and accrued liabilities approximate fair values due to the relatively short period to maturity of the instruments. The market value of investment, based on quoted market price, is not materially different from carrying value.

3.   CAPITAL ASSETS

  -------------------------------------- ------------------------------------- ----------------------------------------
                                                  December 31, 1998                       December 31, 1997
  -------------------------------------- ------------------------------------- ----------------------------------------
                                                     Accumulated    Net Book                Accumulated     Net Book
                                           Cost      Depreciation    Value        Cost      Depreciation     Value
  CAPITAL ASSETS                            $             $            $            $            $             $
  -------------------------------------- ----------- ------------- ----------- ------------ ------------- --------------
  Buildings, leasehold improvements          12,088       9,937       2,151       12,088         5,810         6,278
  Drilling, field equipment and                   -           -           -            -             -             -
  vehicles
  Furniture, fixtures, and office           212,163     202,613       9,550      212,163       155,325        56,838
  equipment
  -------------------------------------- ----------- ------------- ----------- ------------ ------------- -------------

                                           $224,251    $212,550     $11,701     $224,251      $161,135       $63,116
  -------------------------------------- ----------- ------------- ----------- ------------ ------------- -------------
  -------------------------------------- ----------- ------------- ----------- ------------ ------------- -------------

4.   MINERAL PROPERTIES AND DEFERRED EXPLORATION COSTS

  ------------------------------------------------- -------------- --------------- ------------- ----------------------
                                                     Acquisition      Deferred       December        December 31,
                                                        Costs         Expenses       31, 1998            1997
  EXPLORATION PROPERTIES                                  $              $              $                  $
  ------------------------------------------------- -------------- --------------- ------------- ----------------------

  Ivanhoe Property (a)                                     1          1,874,891      1,874,892             1,874,892
  Mineral Ridge Mine (b)                                  --                 --             --            14,835,922
  Other Properties                                         4                 --              4                     4
  ------------------------------------------------- -------------- --------------- ------------- ----------------------

                                                         $5          $1,874,891     $1,874,896           $16,710,818
  ------------------------------------------------- -------------- --------------- ------------- ----------------------
  ------------------------------------------------- -------------- --------------- ------------- ----------------------

(a)  IVANHOE PROPERTY

At December 31, 1998, the Company's principal and only active mining asset is its interest in the Ivanhoe Property (note 12) in Nevada's Carlin Trend. The Company holds a 25% interest in the Ivanhoe Property in Nevada where mining of the Hollister deposit ceased in May 1992, and reclamation activities continued thereafter.

Newmont Exploration Limited ("Newmont") the former joint venture partner, conducts all reclamation, which consisted primarily of rinsing the heaps, monitoring the site, constructing extensive diversion ditches and re-shaping waste stock piles. Newmont submitted a formal reclamation and closure plan to the State of Nevada, Bureau of Land Management (the "BLM") in March 1997, and began a more extensive program. The budget for the complete reclamation plan through to December 2004, is estimated to be $5,900,000.

The Company, Newmont and Great Basin, ratified a purchase agreement on August 13, 1997, whereby their respective interests in the Ivanhoe Property were transferred to a joint venture. Under the terms of the agreement, Newmont transferred its 75% interest in the Ivanhoe Property to Great Basin in consideration for a $1,000,000 contribution to a reclamation fund. Immediately thereafter, the Company and Great Basin entered into a joint venture agreement whereby Great Basin must spend $5.0 million in exploration and related expenditures by August 12, 1999. As at December 31, 1998, Great Basin has earned a 75% interest in the property by incurring expenditures totaling $5 million.

Reclamation spending surpassed the $4,500,000 level in June 1998, after which the parties are each required to contribute funds to the reclamation fund on an equal basis until a total of $6,000,000 has been spent. Reclamation costs in excess of $6,000,000 will be paid 75% by Newmont and 25% pro rata by the Company and Great Basin. The terms of the joint venture agreement between the Company and Great Basin allow for Great Basin to repay reclamation cash calls on behalf of the Company.

(b)  MINERAL RIDGE MINE

------------------------------------------ ----------------- -----------------
                                               December 31,      December 31,
                                                       1998              1997
Mineral properties and deferred                           $                 $
exploration costs
------------------------------------------ ----------------- -----------------
Deposits/Bonds                                          --         1,056,700
Capital Assets, net                                     --           484,751
Land/Options                                            --         1,428,616
Deferred Royalties                                      --           127,354
Deferred Exploration                                    --         4,298,803
Deferred Construction Costs                             --        12,271,104
Net Smelter Revenue                                     --        (7,612,719)
Deferred Financing Costs                                --                --
Other Capital Costs                                     --         2,781,313
------------------------------------------ ----------------- -----------------

                                                        --       $14,835,922
------------------------------------------ ----------------- -----------------
------------------------------------------ ----------------- -----------------

The Company acquired its interest in the Mineral Ridge property in April 1993, pursuant to an agreement with Mary Mining Company, Inc., a Florida corporation, and in August 1995, acquired an option from BenguetCorp. USA, Inc. on other contiguous mining properties.

Construction of the mine and related facilities commenced in 1996, with the first gold poured June 1997. Construction delays, depressed gold price and problems associated with water supply and ore processing led the Company to default on the covenants and repayment provisions of its Mine Debt Financing Facility. Mining operations were suspended in November 1997, after which the Company engaged in discussions with several parties to sell the Mineral Ridge Mine.

On October 21, 1998, Vista Gold Corp. ("Vista Gold") of Denver, Colorado purchased all of the shares of Cornucopia's wholly-owned subsidiary Mineral Ridge Resources Inc. ("Mineral Ridge") which holds and operates the Mineral Ridge Gold Mine in Esmeralda County, Nevada. As consideration, the Company received 1,562,500 common shares of Vista valued at $250,000 and in connection with the transaction, Vista subscribed to a private placement of 2,777,777 Common Shares of Cornucopia valued at $250,000. As at December 31, 1998, the Company wrote down its investment to market value, being $234,305.

The transaction, included an agreement between Vista Gold and Dresdner Kleinwort Benson to restructure the Mine Debt Financing Facility, which at the date of the transaction totaled $14.0 million including accrued interest. Roberts & Schaefer Company, D. H. Blattner & Sons and Mary Mining Company also agreed to settlements of outstanding amounts.

Annually, the Company reviews the carrying values of its portfolio of mining properties and exploration properties. During 1997, it was determined that certain Mineral Ridge mine assets had suffered a permanent impairment in value and therefore were written down to their estimated net recoverable amounts.

5.   MINE DEBT FINANCING FACILITY

On January 17, 1997, the Company entered into a loan agreement with Dresdner Kleinwort Benson for senior secured loan facilities to be used for the construction, development, and mining of ore from the Mineral Ridge Mine. Advances totaling $13,000,000 were made under the agreement.

The Mine Debt Financing Facility contemplated that the Company's 100% share holdings in Touchstone Resources Company be pledged as security for the Company's indebtedness. The facility also provided for guarantees by the parent company, Cornucopia Resources Ltd.

Upon the sale of Mineral Ridge Resources Inc. to Vista Gold, a release was obtained from the bank for the indebtedness and from the pledges and guarantees made by Cornucopia Resources Ltd., Cornucopia Resources Inc. and Touchstone Resources Company. Release was also obtained from the letter of credit obligation in the amount of $1,089,242 which had been used to finance construction of power lines and ancillary electrical distribution equipment at the Mineral Ridge Mine.

As part of the Vista Gold transaction, approval was sought and granted to reprice the warrants held by Dresdner Kleinwort Benson to purchase 1,750,000 Common Shares, to C$0.20 at any time until December 31, 2001.

6.   SHARE CAPITAL

(A)  SHARES AUTHORIZED, ISSUED AND OUTSTANDING

Authorized:
100,000,000 preferred shares without par value, with rights to be determined upon issue.
200,000,000 Common Shares authorized, without par value.

-------------------------------------- -------------- ----------------- ---------------------
                                          Number of    Average Price       Value of Share
                                            Shares       per Share             Capital
ISSUED AND OUTSTANDING:                                      $                    $
-------------------------------------- -------------- ----------------- ---------------------
Balance, January 1, 1996                 26,290,340                          23,586,524
- issued for cash                         8,767,700        1.339             11,741,248
-------------------------------------- -------------- ----------------- ---------------------

Balance, December 31, 1996               35,058,040                          35,327,772
- issued for cash                         3,498,000        0.715              2,501,535
-------------------------------------- -------------- ----------------- ---------------------

Balance, December 31, 1997               38,556,040                          37,829,307
- issued for services                       107,500        0.200                 21,500
- issued for services                       150,517        0.123                 18,559
- issued for cash                         2,777,777        0.090                250,000
-------------------------------------- -------------- ----------------- ---------------------

BALANCE, DECEMBER 31, 1998               41,591,834                         $38,119,366
-------------------------------------- -------------- ----------------- ---------------------
-------------------------------------- -------------- ----------------- ---------------------

(b)  STOCK INCENTIVE PLAN

The Company has a Stock Incentive Plan (the "Plan") which was adopted in June 1988. The Plan consists of a Share Purchase Plan, a Share Option Plan and a Share Bonus Plan, the terms of which, as amended, are described below.

The aggregate maximum number of shares which the Company may at any time reserve for issuance under the Plan was 4,750,000 as at December 31, 1998.

Under the Share Purchase Plan participants who are full-time employees and have one year of continuous service, may contribute up to 10% of their annual basic salary to the plan for the purpose of purchasing Common Shares of the Company. The Company will contribute an amount equal to one-sixth of the participant's contribution during the first year of participation and one-third in subsequent years. At the end of each calendar quarter, participants are issued Common Shares based on the contributions made to date, with delivery of the shares to the participants six months after issue.

Under the Share Option Plan participants who are employees of the Company or who, in the opinion of the Board of Directors, are in a position to contribute to the Company's success or are worthy of special recognition, may be granted options ("discretionary options") to purchase Common Shares of the Company at a price per share not less than the fair market value of the shares on the day before the grant.

No discretionary option is exercisable until it has vested according to a vesting schedule specified by the Board of Directors at the time of grant of the option. A discretionary option is exercisable for any period specified by the Board of Directors up to a maximum of five years after the date of grant.

Options to persons who would be deemed "insiders" under the United States Securities Exchange Act of 1934, are allocated under a formula set out in the Plan.

Under the Share Bonus Plan, the Board of Directors may issue Common Shares to full-time employees in respect of meritorious service. The maximum number of shares that may be issued under the Plan in any calendar year may not exceed 107,676 being 0.5% of the total number of Common Shares of the Company that were issued and outstanding on December 31, 1994.

(c)  GRANT OF OPTIONS

As at December 31, 1998, there were an aggregate of 3,160,000 stock options outstanding (December 31, 1997; 2,275,000) granted to directors, officers and employees of the Company.

The following table summarizes the options granted under the Plan, and outside of the Plan, to directors and employees of the Company for the purchase of Common Shares at various exercise prices. Stock options are granted at exercise prices based on the closing market price of the Company's shares on the day before the grant.


-----------------------------------------------------------------------------------------------------------------
OPTIONS GRANTED                                                OPTIONS               OPTIONS           NUMBER OF
                                                             OUTSTANDING           OUTSTANDING          OPTIONS
                                                                                                      OUTSTANDING
                 EXERCISE PRICE                              INSIDE THE            OUTSIDE THE
YEAR GRANTED              (C $)           EXPIRY DATE     STOCK OPTION PLAN     STOCK OPTION PLAN        TOTAL
------------     --------------     -----------------     -----------------     -----------------     -----------
1995                     $ 0.68       January 4, 2000               175,000                               175,000

1996                     $ 0.68       January 4, 2001               873,000                               873,000

1997                     $ 0.68      February 2, 2002                12,000                                12,000
                           0.68     February 27, 2002               300,000                               300,000
                           0.68          May 20, 2002                35,000                                35,000
                           0.68         June 19, 2002               250,000                               250,000

1998                      $0.26       January 4, 2003                50,000                                50,000
                           0.15     November 17, 2003               100,000                               100,000
                           0.15     September 9, 2003                                   1,365,000       1,365,000
------------     --------------     -----------------     -----------------     -----------------     -----------
                                                                  1,795,000             1,365,000       3,160,000
-----------------------------------------------------------------------------------------------------------------

On September 10, 1998, the Board of Directors resolved that an aggregate of 1,415,000 new stock options, of which 50,000 have been subsequently canceled, be granted to directors and employees of the Company to reflect the current market price of the Company's shares, at an exercise price of C$0.15 per share expiring September 9, 2003, and that the new options would be granted outside of the Plan. The Company received notice from the Toronto Stock Exchange that the options were not approved until such time that the Company received a favorable disinterested vote of the shareholders at the upcoming Annual and Extraordinary General Meeting.

A summary of the Company's outstanding stock option transactions as at year ended December 31, is as follows:


   ----------------------------------------------------------------------------------------------------
                                                            1998                1997              1996
   -------------------------------------------------    ---------         -----------         ---------
   Outstanding at beginning of year (Share Option
   Plan)                                                2,275,000           2,303,000           950,000
   Granted                                                150,000             992,000         1,675,000
   Exercised                                                   --                  --          (222,000)
   Cancelled or expired                                  (630,000)         (1,020,000)         (100,000)
                                                        ---------         -----------         ---------
   Outstanding at end of year (Share Option Plan)       1,795,000           2,275,000         2,303,000

   Granted on September 10, 1998 (Outside the Plan)     1,415,000                  --                --
   Cancelled or expired                                   (50,000)                 --                --
                                                        ---------         -----------         ---------
   Outstanding at end of year (Outside the Plan)        1,365,000                  --                --
   -------------------------------------------------    ---------         -----------         ---------
   Total Stock Options Outstanding                      3,160,000           2,275,000         2,303,000
   ----------------------------------------------------------------------------------------------------

As at December 31, 1998, there were an aggregate of 3,160,000 stock options outstanding, of which 2,325,000 were granted to the directors of the Company. During the years ended December 31, 1998 and 1997, there were no options exercised. During the year ended December 31, 1996, there were a total of 222,000 options exercised at prices ranging between C$0.87 and C$1.75 per share.

(d)  SHARE PURCHASE WARRANTS

As at December 31, 1998, the following share purchase warrants were outstanding:


         ------------------------------------------------------------------------------------------
               NUMBER OF SHARES           EXERCISE PRICE                   EXPIRY DATE
               ----------------           --------------             -----------------
                                                C$
                    900,000                    2.65                      March 4, 1998    (expired)
                  3,025,000                    2.75                       May 15, 1998    (expired)
                  1,199,000                    1.50                       May 15, 1998    (expired)
                  1,100,000                    1.25                     March 26, 1998    (expired)
                  1,750,000                    0.20                  December 31, 2001

         ------------------------------------------------------------------------------------------

(e)  SHAREHOLDER PROTECTION PLAN

On August 18, 1992, the Company adopted a Shareholder Protection Rights Plan Agreement and amended on July 16, 1996, (the "SPRPA") which will remain in effect for ten years. Under the SPRPA, one right is issued in respect of each Common Share outstanding and each Common Share issued thereafter. Each right entitles the holder to purchase one Common Share at a 50% discount to the market. After a person acquires 10% or more of the voting shares of the Company or announces an intention to do so, the rights become exercisable. The rights are not triggered by a bid which is made to all shareholders in accordance with relevant securities legislation.

7. DIFFERENCES BETWEEN ACCOUNTING PRINCIPLES GENERALLY ACCEPTED IN CANADA AND THE UNITED STATES

(a) For purposes of United States generally accepted accounting principles, the Company would have adopted Financial Accounting Standards Board Statement ("FASB") No. 109, "Accounting for Income Taxes". Statement 109 requires companies to account for income taxes by an asset and liability method. As indicated in note 8, the Company has significant unrecognized loss carry forwards for income tax purposes. As it is not more likely than not as to the utilization of the loss carry forwards, the benefit attributable thereto would be fully offset by the valuation allowance. Accordingly, the adoption of Statement No. 109 does not result in a material difference for accounting purposes.

(b) Under United States accounting principles the value attributable to the Common Shares issued for services and non-cash transactions would be excluded from operating, financing, and investing activities in the consolidated statement of changes in financial position and reported separately. The value attributed to the shares received on the sale of the Company's subsidiary would also be excluded.

(c) Under United States accounting principles the $16,000,000 writedown of assets relating to the Mineral Ridge Mine in 1997 would have been calculated using discounted cash flow methods. Under such calculation methods using a discount rate of 4% per annum an additional provision of $900,000 would have been recorded. Due to the sale of the Mineral Ridge Mine in 1998, the Company would have recorded an additional $900,000 gain on sale of such assets.

(d) Under United States accounting principles, the Company's interest in the Ivanhoe joint venture (note 4 (a)) would be accounted for by the equity method. If applied, this difference would not impact the reported earnings or shareholders' equity.

7. DIFFERENCES BETWEEN ACCOUNTING PRINCIPLES GENERALLY ACCEPTED IN CANADA AND THE UNITED STATES (cont'd)

(e)  For United States accounting purposes the Company adopted FASB
     Statement of Financial Accounting Standard ("SFAS") No.121 "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of". Under SFAS No. 121, and under practices proscribed by the SEC mineral property exploration expenses relating to mineral properties for which commercial feasibility has not yet been established may be expensed. For U.S. GAAP purposes, the Company has chosen to expense these costs and accordingly the Ivanhoe Property is written down to a nominal amount as at December 31, 1996. Under Canadian GAAP, these costs are deferred and amortized over the estimated life of the property following the commencement of commercial production or written off if the property is sold, allowed to laps, or abandoned.

(f) Under United States accounting principles, Statement of Financial Accounting Standard No. 123, "Accounting for Stock-Based Compensation", requires that stock-based compensation be accounted for based on a fair value methodology. As permitted by the statement, the Company has elected to continue measuring compensation costs using the intrinsic value based method of accounting. Under this method, compensation is the excess, if any, of the quoted market value of the stock at the measurement date of the grant over the amount an optionee must pay to acquire the stock. As the exercise price of the options approximate market value at date of grant, the Company has determined that there is no material difference to United States accounting principles.

The effect of the difference between accounting principals generally accepted in Canada and the United States on the statement of operations is summarized as follows:


     -------------------------------------------------------------------------------------------------------------
                                                                              DECEMBER 31,
                                                           1998                     1997                      1996
     -----------------------------------             ----------              -------------            ------------

     Loss for the period under
     Canadian GAAP                                    $(707,607)             $(18,464,625)             $(2,610,635)

     Adjustment for writedown of
     Ivanhoe Property under SFAS No.121                                                                 (1,874,891)

     Adjustment for writedown of
      mineral property (note 7(c))                           --                  (900,000)                      --

     Adjustment for sale of Mineral
     Ridge Mine (note 7(c))                             900,000                        --                       --
     -----------------------------------             ----------             -------------             ------------
     Net income (loss) for the period,
     under U.S. GAAP                                  $ 192,393              $(19,364,625)             $(4,485,526)
     -----------------------------------             ----------             -------------             ------------
     Net income (loss) per share,
     under U.S. GAAP                                      $0.00                    $(0.52)                  ($0.15)
     -------------------------------------------------------------------------------------------------------------

The effect of the difference between accounting principals generally accepted in Canada and the United States on specific balance sheet items are summarized as follows:

     -------------------------------------------------------------------------------------------------------------
                                                                              DECEMBER 31,
                                                                                     1997                     1996
     -------------------------------------------     ----------               ------------             -----------

     Mineral properties and deferred
     exploration expenses under
     Canadian GAAP                                   $1,874,895                $16,710,818             $18,941,138

     Adjustment for writedown of
     Ivanhoe Property under SFAS No.121              (1,874,891)                (1,874,891)             (1,874,891)

     Adjustment for additional writedown of
     Mineral Ridge Mine as if discounted cash
     flow method had been used.                                                   (900,000)
     -------------------------------------------     ----------               ------------             -----------
     Mineral properties and deferred exploration
     expenses, under U.S. GAAP                               $4                $13,935,927             $17,066,247
     -------------------------------------------     ----------               ------------             -----------
     -------------------------------------------------------------------------------------------------------------

     -------------------------------------------------------------------------------------------------------------
                                                                             DECEMBER 31,
                                                                                     1997                     1996
     -------------------------------------------     -----------             ------------              -----------

     Deficit under Canadian GAAP                     $35,948,769             $35,241,162               $16,776,537

     Adjustment for writedown of
     Ivanhoe Property under SFAS No.121                1,874,891               1,874,891                 1,874,891

     Adjustment for additional writedown of
     Mineral Ridge Mine                                 (900,000)                900,000
     -------------------------------------------     -----------             ------------              -----------

     Deficit under U.S. GAAP                         $36,923,660             $38,016,053               $18,651,428
     -------------------------------------------------------------------------------------------------------------

8.   INCOME TAXES

The Company's operations are primarily in the United States. Tax benefits related to losses of prior years are not recognized in the statements of operations and deficit due to the uncertainty of their realization.

At December 31, 1998, the Company had net operating loss carry forwards for United States income tax purposes of approximately $4,000,000 which, if not utilized to reduce United States taxable income in future periods, expires through 2011. Of this amount, approximately $945,000 can only be utilized against future taxable income of a non-operating subsidiary and will begin to expire in the year 2001.

At December 31, 1998, the Company had net operating losses for Canadian income tax purposes carried forward of approximately C$10,900,000 which, if not utilized to reduce Canadian taxable income in future periods, will expire during the years 1999 to 2004.

9.   RELATED PARTY TRANSACTIONS

Related party transactions not disclosed elsewhere are as follows:

(a)  The Company paid $145,488 in 1998, (year ended: 1997 - $155,530; 1996 -
     $158,474) to Glencoe Management Ltd. (Glencoe), a company controlled by an officer and director, in return for consulting services.

(b) The Company paid $nil in 1998, (year ended: 1997 - nil; 1996 - $11,005) to 7557 Management Group Ltd., a company controlled by an officer and director, in return for consulting services provided by two officers.

(c)  The Company paid $14,192 in 1998, (year ended: 1997 - $23,041: 1996 - nil)
     to Anacortes Management Inc., a company controlled by an officer, in return for consulting services.

(d)  The Company incurred legal fees of $60,570 in 1998, (year ended:
     1997 - $155,758; 1996 - $74,217) to DuMoulin Black, a firm in which a director of the Company is a partner.

(e) During the year ended December 31, 1998, the Company sold 1,227,806 shares of Carlin Resources to an officer and director of the Company. The Company also sold 1,333,333 shares of Carlin Resources to a director of the Company. For the above transactions, the Company sold the shares at C$0.015 per share which approximated the market value at the date of sale.

(f)  The Company paid $1,445 in 1998, (year ended: 1997 - $2,341: 1996 - $954)
     to David Williamson Associates Limited, a company controlled by a director in return for consulting services.

10.  COMMITMENTS AND CONTINGENCIES

(a)  LEASE COMMITMENTS

The Company leases certain office premises and equipment under operating lease arrangements. Minimum rental expense under such arrangements amounted to approximately $87,615, $111,000, and $106,000 for fiscal 1998, 1997 and 1996, respectively. Future minimum lease commitments under such arrangements will be approximately $13,350 and $764 for fiscal 1999 and 2000, and nil thereafter.

(b)  PROVISION FOR SITE RESTORATION

The budget for the complete reclamation and closure plan for the Hollister Mine on the Ivanhoe Property through to December 2004, is estimated by Newmont to be $5,900,000 (note 4(a)). Of the $5,900,000, $465,000 of the reclamation liability exists for the Company, which has not been recorded in the accounts of the Company. However, the joint venture agreement with Great Basin provides for Great Basin to make payments on Touchstone's behalf.

(c)  AGREEMENTS

The services of Andrew F. B. Milligan, a director, President and Chief Executive Officer of the Company, are provided to the Company pursuant to a Consultant/Management Agreement with Glencoe dated December 1, 1991, and amended on December 19, 1992, June 29, 1994, June 1, 1995 and May 20, 1998. Mr. Milligan is the principal shareholder of Glencoe. The agreement includes provisions by which Mr. Milligan is entitled to receive an amount equal to three years' management fees, and to participate in all employee insurance and benefit plans in place for a period of up to three years if the Company should terminate the agreement or the employment of Mr. Milligan without cause. In order to facilitate the reorganization contemplated herein, Mr. Milligan has agreed that in the event the reorganization described in note 12 receives all required approvals, effective June 1, 1999, Glencoe will accept a 44.4% reduction in salary and the substitution of a 3 year fixed term employment contract in lieu of the three year severance provisions of the current Consultant/Management Agreement. As consideration, for relinquishing these benefits, Glencoe will be granted 400,000 warrants to purchase 400,000 Common Shares of the Company on a post-consolidation basis at a price of C$0.50, in addition to any other options to which Mr. Milligan may be entitled in his continuing capacity as a director and officer of the Company.

(d)  LEGAL

The Company is from time to time involved in various legal proceedings of a character normally incidental to its business. The Company does not believe adverse decisions in any pending or threatened proceedings, or any amounts which it may be required to pay by reason thereof, will have a material adverse effect on the financial condition, cash flows and results of operations of the Company.

(e)  YEAR 2000

The Year 2000 issue arises because many computerized systems use two digits rather than four to identify a year. Date-sensitive systems may recognize the year 2000 as 1900 or some other date, resulting in errors when information using year 2000 dates is processed. In addition, similar problems may arise in some systems which use certain dates in 1999 to represent something other than a date. The effect of the Year 2000 issue may be experienced before, on, or after January 1, 2000, and, if not addressed, the impact on operations and financial reporting may range from minor errors to significant systems failure which could affect an entity's ability to conduct normal business operations. It is not possible to be certain that all aspects of the Year 2000 issue affecting the Company, including those related to the efforts of customers, suppliers or other third parties, will be fully resolved.

11.  SEGMENTED INFORMATION

During the year, the Company adopted the new recommendation of the Canadian Institute of Chartered Accountants with respect to segmented disclosure. The Company believes it conducts its business in a single operating segment being the exploration and development of mineral properties. For each of the years presented, all mineral properties were located in the United States and product sales were earned from sources in the United States.

12.  SUBSEQUENT EVENTS

Subsequent to year end, the Company announced that it had entered into arrangements with arm's length parties which will result in a substantial reorganization of the Company and its business. The reorganization, which is subject to requisite regulatory and shareholder approvals, will involve: the sale of the Company's primary asset, its joint venture interest in the Ivanhoe Property in the State of Nevada, a consolidation of its authorized and issued Common Share capital, the acquisition of a new business, and a change of name and restructuring of the Board of Directors of the Company.

The costs associated with the Company's 25% interest in the Ivanhoe Joint Venture have been carried by Great Basin. In the absence of funds to maintain this position in the future, however, the Company's interest would have been subject to progressive dilution. The likelihood of the Company funding its share of the substantial costs associated with the anticipated drilling program at Ivanhoe was assessed to be remote. The Company has therefore made the decision to exchange its direct interest in the Ivanhoe Property for a significant equity interest in Great Basin.

As a first step in the reorganization, the Company entered into an agreement with Great Basin, its joint venture partner, pursuant to which the Company's interest in the Ivanhoe Property will be sold in exchange for 2,750,000 common shares at a deemed price of C$1.25 per share and 250,000 warrants of Great Basin, exercisable to purchase an additional 250,000 shares at C$2.00 per share for one year. Resale of the shares issued in consideration for the Company's interest will be restricted, by agreement, for a period of twelve months. The Company has agreed to a voting trust in favour of Great Basin management for a period of two years and will be given representation on the board of directors of Great Basin. As well, the Company will have the right to participate in future financings of Great Basin in order to maintain its equity interest. In addition to the regulatory and shareholder approvals, completion of the purchase and sale is subject to satisfactory due diligence review.

The Company has also announced it has reached an agreement in principle for the acquisition of a privately-held Internet investment research provider, Stockscape Technologies Ltd. The acquisition will be accomplished by the issuance of 10,000,000 post-consolidation shares of the Company at a deemed price of C$.50 per share for aggregate consideration of C$5,000,000 and is conditional upon the completion of due diligence and the execution and delivery of definitive documentation. These shares will be subject to trading restrictions under United States Securities legislation for a minimum of two years.

Further conditions precedent to the acquisition are a consolidation of the Company's Common Share capital on the basis of ten old for one new, a change of name of the Company, restructuring of the Board of Directors and commitments for a financing of up to 4,000,000 units of the Company to be completed contemporaneously with the acquisition.

The 4,000,000 unit financing will be done on a post-consolidation basis at C$0.50 per unit to raise maximum proceeds of C$2,000,000. Each unit will consist of one Common Share and two share purchase warrants. One share purchase warrant will be exercisable in the first year to acquire one additional Common Share in the capital of the Company at C$0.65. The second warrant will be exercisable for a period of two years to acquire one additional Common Share at C$0.95. The warrants will have forced conversion features.

                                 APPENDIX "F"


                           CORNUCOPIA RESOURCES LTD.


                             STOCK INCENTIVE PLAN



PART 1 - INTRODUCTION:


1.01 PURPOSE: The purpose of the Stock Incentive Plan (the "Plan") is to establish a plan to advance the interests of Cornucopia Resources Ltd. (the "Company") by encouraging equity participation in the Company by directors and certain full-time and part-time employees of the Company or subsidiaries of the Company through acquisition of common shares without par value in the Company. The Plan is to consist of a share purchase plan (the "Share Purchase Plan"), a share option plan (the "Share Option Plan"), and a share bonus plan (the "Share Bonus Plan").


1.02 MEANING OF SHARES AND MAXIMUM NUMBER OF SHARES: As used in the Plan, "Shares" means common shares without par value of the Company as constituted on the day following the implementation by the Company of the share consolidation proposed for approval by the shareholders of the Company at the Annual and Extraordinary General Meeting of the shareholders to be held on or about May 19, 1999, subject to Sections 2.09 and 3.11. Subject to Section 4.02, the number of Shares available or made available for the Share Purchase Plan, Share Option Plan and Share Bonus Plan, individually and collectively, will be determined from time to time by the Board of Directors, but the aggregate maximum number of Shares which the Company may at any time reserve for issuance under the Plan to any individual shall not exceed 5% of the issued and outstanding Shares of the Company at such time.


PART 2 - SHARE PURCHASE PLAN:


2.01 PARTICIPANTS: Participants in the Share Purchase Plan will be full-time or seasonal full-time employees of the Company or any of its subsidiaries (including employees who are officers thereof, whether or not directors) who have been continuously employed by the Company or any of its subsidiaries for at least 12 consecutive months and who have been designated by the Company as participants in the Share Purchase Plan. The Board of Directors shall have the right in its absolute discretion to waive such 12 month period or refuse any employee or group of employees the right of participation or continued participation in the Share Purchase Plan.


2.02 DIRECTORS' AUTHORITY TO ESTABLISH AND PARTICIPANTS' RIGHT TO ELECT TO PARTICIPATE IN THE SHARE PURCHASE PLAN AND PARTICIPANT'S CONTRIBUTION: The Board of Directors of the Company shall have the authority to implement a Share Purchase Plan for the benefit of designated Participants. Any such Participant may elect to contribute money (the "Participant's Contribution") to the Share Purchase Plan for any 12 month period commencing on any of January l, April l, July 1 or October 1 in any calendar year (any of which dates is hereinafter called the "Commencement Date") if the Participant, at least two weeks prior to the Commencement Date, delivers to the Company a written direction in form and substance satisfactory to the Company:


                  (a) Authorizing the Company to deduct, or authorizing any subsidiary of the Company to deduct and remit to the Company, from the Participant's salary in 12 equal installments the Participant's Contribution commencing on the Commencement Date; and


                  (b) directing the Company to register a municipal address specified by the Participant as the Participant's address on the shareholders' register for any Shares issued to the Participant in accordance with the Share Purchase Plan.


                  The Participant's Contribution shall not exceed 10 percent of the Participant's basic annual salary from the Company and/or its subsidiaries before deductions, exclusive of any overtime pay, bonuses or allowances of any kind whatsoever (the "Basic Annual Salary") as at the Commencement Date. No adjustment shall be made to the Participant's Contribution until the next 12 month period in which the Participant elects to participate and then only if a new written direction has been delivered to the Company for such 12 month period. The Participant's Contribution shall be held by the Company in trust for the purposes of the Share Purchase Plan.


2.03 COMPANY'S CONTRIBUTION: Immediately prior to the date any Shares are issued to a Participant in accordance with Section 2.05, the Company will credit the Participant with and thereafter hold in trust for the Participant an amount (the "Company's Contribution") equal to:


                  (a) For the first 12 months after an employee has been designated as a Participant in the Share Purchase Plan - one-sixth of the Participant's Contribution then held in trust by the Company; and


                  (b) thereafter - one-third of the Participant's Contribution then held in trust by the Company.


2.04 AGGREGATE CONTRIBUTION: The Participant's Contribution plus the Company's Contribution shall be the "Aggregate Contribution". The Company shall not be required to segregate the Aggregate Contribution from its own corporate funds or to pay interest thereon.


2.05 ISSUE OF SHARES: On March 31, June 30, September 30 and December 31 in each calendar year the Company will issue to each Participant fully paid and non-assessable Shares equal in value to the Aggregate Contribution held in trust on such date by the Company converted into Shares at the Issue Price on such dates. If such conversion would otherwise result in the issue to a Participant of a fraction of a Share the Company will issue only such whole Shares as are issuable. "Issue Price" means the simple average of the high and low trading prices of the Shares for the three months prior to the date of issue on the stock exchange on which the Shares are then listed or other securities market having the highest trading volume for the Shares during such three-month period. The Company shall hold any unused balance of the Aggregate Contribution in trust for a Participant until used in accordance with the Share Purchase Plan.


2.06 SAFEKEEPING AND DELIVERY OF SHARES: All Shares issued to a Participant in accordance with the Share Purchase Plan will be held in safekeeping by the Company and will be delivered, subject as provided in the Plan, to such Participant upon the expiry of a period (the "Holding Period") of six months following the date of issue of such Shares. If the Company receives on behalf of a Participant in respect of any Shares so held:


                  (a) Cash dividends (less any sums required to be withheld pursuant to applicable income tax legislation);


                  (b) options or rights to purchase additional securities of the Company or any other Company;


                  (c) any notice of meeting, proxy statement and proxy for any meeting of holders of Shares of the Company; or


                  (d) other or additional Shares or other securities (issued by the Company to holders of Shares by way of dividend or otherwise);


then the Company shall forward to such Participant at his last known address according to the records of the Company any of the money or items listed in Subsections 2.06(a) and (c), and in Subsection 2.06(b) if allowed by applicable securities laws; and shall hold in safekeeping any additional securities referred to in Subsection 2.06(d) and shall deliver such securities to a Participant with delivery of the Shares in respect of which such additional securities were issued.


2.07 EARLY DELIVERY OF SHARES: Any Shares issued to a Participant but held in safekeeping by the Company will be distributed to a Participant or his estate prior to the expiry of the Holding Period only upon:


                  (a) The Participant's retirement in accordance with the Company's retirement policy, as determined from time to time by the Board of Directors;


                  (b) the Participant's total disability, as determined in accordance with the Company's disability policy, as determined from time to time by the Board of Directors; or


                  (c)      the Participant's death.


2.08 TERMINATION OF EMPLOYMENT: If a Participant shall cease to be employed by the Company or any of its subsidiaries for any reason or shall receive notice from the Company of the termination of his employment the Participant shall be deemed to be no longer a Participant in the Share Purchase Plan; and


                  (a) Any portion of the Participant's Contribution then held in trust for the Participant shall be paid to the Participant or his estate, as the case may be;


                  (b) any portion of the Company's Contribution then held in trust for the Participant shall be paid to the Company; and


                  (c) except as provided in Section 2.07, any Shares then held in safekeeping for a Participant shall, subject to Section 260 of the Company Act (British Columbia), be purchased for cancellation by the Company at the Issue Price thereof or sold at market and an amount equal to the lesser of:


                           (i)      the Participant's Contribution; and


                           (ii) the portion of the proceeds received on any sale of such Shares equal to:


                                    (A)     six-sevenths of the proceeds if the
                                            Shares were issued within 12 months
                                            after the Participant was designated
                                            as a Participant in the Share
                                            Purchase Plan; or


                                    (B)     three-quarters of the proceeds if
                                            the Shares were issued after the
                                            Participant's first year of
                                            participation in the Share Purchase
                                            Plan;


                           shall be paid to the Participant and the balance shall be paid to the Company.


2.09 AMALGAMATION, CONSOLIDATION OR MERGER: If the Company amalgamates, consolidates with or merges with or into another company each Participant for whom Shares are held in safekeeping will receive on the date any Shares would otherwise be delivered to the Participant in accordance with Section 2.06 or
2.07 the securities, property or cash to which the Participant was entitled on such amalgamation or merger.

PART 3 - SHARE OPTION PLAN:


Options granted pursuant to the Share Option Plan are either options intended to qualify under Section 422A of the United States Internal Revenue Code of 1986, as amended ("Qualified Options") or options designated by the Company that do not so qualify ("Non-Qualified Options"). Qualified Options and Non-Qualified Options are hereafter collectively referred to as "options".


3.01 ELIGIBILITY: Participants in the Share Option Plan will be individuals who are:


                  (a) Full-time, seasonal full-time or part-time employees of the Company or any of its subsidiaries (including employees who are officers thereof, whether or not directors) who, by the nature of their jobs, are, in the opinion of the Board of Directors, in a position to contribute to the success of the Company or any of its subsidiaries or who, by virtue of their length of service to the Company or to any of its subsidiaries, are, in the opinion of the Board of Directors, worthy of special recognition; or


                  (b)      Directors of the Company or any of its subsidiaries,


provided, however, that Qualified Options may only be granted to full-time employees of the Company or any of its subsidiaries.


Options may also be granted in substitution for outstanding options of another company in connection with a merger, consolidation, acquisition of property or stock, or other reorganization between such other company and the Company or any of its subsidiaries. In addition, options may be granted in exchange for outstanding options whether such outstanding options be granted under the Share Option Plan or any other stock option plan of the Company, or under any incentive stock option agreement with the Company.


Subject to the terms and conditions of the Share Option Plan, the Board of Directors may make grants of options in their discretion to eligible participants under the Share Option Plan.


3.02 LAPSED OPTIONS: In the event that options granted under the Share Option Plan are surrendered, terminate or expire without being exercised in whole or in part, new options may be granted covering the Shares not purchased under such lapsed options.


3.03 NUMBER OF OPTIONED SHARES PER PARTICIPANT: The determination regarding the number or value of optioned Shares that may be granted to each Participant pursuant to a grant of options will take into consideration the Participant's present and potential contribution to the success of the Company, provided that:


                  (a) Such number or value of optioned Shares shall not exceed that permitted by the rules and policies of any stock exchanges on which the Shares are then listed; and


                  (b) the aggregate fair market value (determined at the date of grant) of Shares for which Qualified Options granted hereunder first become exercisable or vest during any calendar year shall not exceed U.S. $100,000.


3.04 PRICE: The option price per Share for options will be fixed by the Board of Directors at a price to be determined by the Board of Directors in its sole discretion, provided that:


                  (a) The option price per Share shall not be less than that required by the rules and policies of any stock exchanges on which the Shares are then listed; and


                  (b) if an employee owns more than 10% of the total combined voting power of all classes of shares of the Company or any subsidiary, the option price per Share for a Qualified Option shall be equal to or greater than 110% of the value otherwise determined in this
                           Section 3.04. The attribution of stock ownership rules in Section 425(d) of the United States Internal Revenue Code of 1986, as amended (the "Code") are incorporated herein by this reference and apply for purposes of calculating the 10% voting power limitation.


3.05 EXERCISE OF OPTIONS: The period during which an option may be exercised (the "Option Period") shall be determined by the Board of Directors at the time the option is granted and may be up to five years from the date the option is granted, except as the same may be reduced pursuant to the provisions of Sections 3.08 and 3.09.


                  In order to ensure that the Company will receive the benefits contemplated in exchange for the options granted hereunder no option shall be exercisable until it has vested. The vesting schedule for each option shall be specified in an option agreement as provided for in Section 3.10 hereof, provided, however, that the Board of Directors shall have the right with respect to any one or more Participants in the Share Option Plan to accelerate the time at which a discretionary option may be exercised.


                  Options shall be exercisable, either all or in part, at any time after vesting. If less than all of the shares included in the vested portion of any option are purchased the remainder may be purchased at any subsequent time prior to the expiration of the Option Period.


                  Except as set forth in Sections 3.08 and 3.09, no option may be exercised unless the Participant is at the time of such exercise a full-time, seasonal full-time or part-time employee or a director of the Company or any of its subsidiaries and shall have continuously so served since the grant of his option. Absence on leave, with the approval of the Company or any of its subsidiaries, shall not be considered an interruption of service for any purpose of the Share Option Plan.

                  The exercise of any option will be contingent upon receipt by the Company of cash payment for the full purchase price of such Shares. No Participant or his legal representatives, legatees or distributees will be, or will be deemed to be, a holder of any Shares subject to an option under the Share Option Plan, unless and until certificates for such Shares are issued to him or them under the terms of the Share Option Plan.


3.06 SUBSEQUENT OPTIONS: After an option is fully exercised, any grant of a subsequent option by the Company to the Participant, whether such subsequent option be granted under the Share Option Plan or any other stock option plan of the Company, shall be subject to the rules and policies of any stock exchanges on which the Shares are then listed.


3.07 RENEGOTIATION OF OPTIONS: An option, to the extent that it has not been exercised, may be renegotiated, subject to the rules and policies of any stock exchanges on which the Shares are then listed.


3.08 TERMINATION OF EMPLOYMENT OR DIRECTORSHIP: If a Participant shall cease to be a full-time, seasonal full-time or part-time employee or a director of the Company or any of its subsidiaries for any reason (other than death), he may exercise his option to the extent that he was entitled to exercise it at the date of his ceasing to be such an employee or a director for such period as is determined by the Board of Directors, and in the absence of any such determination, for a period of 30 days from the date on which the Participant ceased to be an employee or director.


3.09 DEATH OF PARTICIPANT: In the event of the death of a Participant, or in the event of the death of a Participant within 30 days after his ceasing to be a full-time, seasonal full-time or part-time employee or a director of the Company or any of its subsidiaries, the option theretofore granted to him shall be exercisable only within a period of up to one year after such death and then only:


                  (a) by the person or persons to whom the Participant's rights under the option shall pass by the Participant's will or by the laws of descent and distribution; and


                  (b) to the extent that he was entitled to exercise the option at the date of his death.


3.10 OPTION AGREEMENT: Upon the grant of an option to a Participant, the Company and the Participant shall enter into an option agreement setting out the number of optioned Shares granted to the Participant and incorporating the terms and conditions of the Share Option Plan and any other requirements of regulatory bodies having jurisdiction over the securities of the Company. Each option agreement shall also state whether the option evidenced thereby is a Qualified Option or a Non-Qualified Option.


3.11 STOCK DIVIDEND, REORGANIZATION OR LIQUIDATION: Until the Participant becomes a record holder of the Shares covered by each outstanding option, the number of such Shares and the option price per Share shall be proportionately adjusted for any increase or decrease in the number of issued shares of the Company resulting from a subdivision or consolidation of shares, payment of a stock dividend, or any other increase or decrease in the number of shares effected by the Company without receipt of any, or for a nominal, consideration.


                  If the Shares of the Company are changed into the same number of Shares with a different par value, the shares resulting from any such change shall be deemed to be Shares within the meaning of the Share Option Plan, and each option shall apply to the same number of such new shares resulting from such change as applied to old Shares immediately prior to such change.


                  If the Company is the surviving or resulting Company in any "reorganization" as that term is defined in Section 368 of the Code, each outstanding option shall apply to such securities of the Company after the reorganization as a holder of the number of Shares subject to the option would be entitled under the terms of the reorganization. If, pursuant to the terms of any reorganization in which the Company is not the surviving or resulting Company, options granted hereunder are assumed by the surviving or resulting company, each option shall continue in full force and effect, and shall apply to such securities of the surviving company as a holder of the number of Shares subject to the option would be entitled under the terms of the reorganization. Should any such surviving or resulting company assume options granted hereunder, the type and terms of securities of the surviving or resulting company to which options would then be deemed to apply shall be fixed solely by the terms of any applicable reorganization agreement and holders of options shall have no rights whatsoever concerning the type and terms of the substituted securities to which options would then apply. In particular, holders of options shall have no rights as to the setting of distribution, payment, expiration or maturity dates of any preferred stock, certificates of contingent interest, bonds, debentures, warrants, rights, options or other securities of any surviving or resulting company, with respect to the date or dates of exercise of such options, and any such distribution, payment, expiration or maturity dates shall be determined solely by the terms of the reorganization agreement. In the event of any dissolution or liquidation of the Company, or of any reorganization in which the Company is not the surviving or the resulting company, and in connection with which no assumption of or substitution of new options for the options granted hereunder is made, each outstanding option shall terminate as of the effective date of such dissolution, liquidation or reorganization. In lieu of assuming any option, any resulting or surviving company may substitute new options ("Substitute Options") for options granted hereunder, as contemplated by Section 425 of the Code, and in such event each outstanding option shall terminate as of the date of effectiveness of the corresponding Substitute Option. In the event of any such reorganization, surviving original options or Substitute Options shall have the same vesting dates as the corresponding options granted hereunder.

                  The foregoing adjustments in the Shares shall be made by the Board of Directors, or by any successor administrator of the Stock Incentive Plan, or by the applicable terms of any assumption or substitution document, and any adjustments so made shall be final, binding, and conclusive.

                  Except as provided in this Section 3.11, no Participant shall have rights by reason of any subdivision or consolidation of shares of any class including the Shares, or the payment of any stock dividend on Shares, or any other increase or decrease in the number of Shares, or by reason of any liquidation, dissolution, corporate combination or division; and any issue by the Company of shares of any class including the Shares, or securities convertible into shares of any class including the Shares, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of the Shares subject to any option.


                  The grant of an option shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge, consolidate, dissolve or liquidate, or to sell or transfer all or any part of its business or assets.


PART 4 - SHARE BONUS PLAN:


4.01 PARTICIPANTS AND THE PLAN: Where the Board of Directors in its discretion decides that any full-time or seasonal full-time employee of the Company or any of its subsidiaries has rendered meritorious services which contributed to the success of the Company or any of its subsidiaries, the Board of Directors shall have the right in its sole and absolute discretion to enter into any agreement with any such full-time or seasonal full-time employee, on any terms and conditions, subject to any provisos and restrictions, and for such cash consideration, if any, as the Board of Directors may determine for the issuance of any number of Shares (subject to Sections 1.02 and 4.02) to any such employee. No Shares shall be issued pursuant to the Share Bonus Plan unless the employee has entered into such an agreement with the Board of Directors.


4.02 NUMBER OF SHARES: The maximum number of Shares that may be issued under the Share Bonus Plan in any calendar year shall be 500,000 shares.


PART 5 - GENERAL:


5.01 TRANSFERABILITY: All benefits, rights and options accruing to any Participant in accordance with the terms and conditions of the Plan shall not be transferable other than as specifically provided in Section 3.09 in the event of the death of the Participant. During the lifetime of a Participant all benefits, rights and options shall not be transferable and may only be exercised by the Participant.


5.02 EMPLOYMENT: In the case of employees nothing contained in the Plan shall confer upon any Participant any right with respect to employment or continuance of employment with the Company or any of its subsidiaries, or interfere in any way with the right of the Company or any of its subsidiaries to terminate the Participant's employment at any time. Participation in any Plan by a Participant is voluntary.


5.03 RECORD KEEPING: The Company shall maintain a register in which shall be recorded:


                  (a)      The name and address of each Participant;


                  (b)      the Plan in which the Participant participates;


                  (c)      any Participant's Contributions;


                  (d) the number of Shares held in safekeeping for a Participant; and


                  (e) the number of Shares subject to an option granted to a Participant and the number of Shares subject to the option remaining outstanding.


5.04     SECURITIES REGULATION AND TAX WITHHOLDING:


                  (a) Where necessary to effect exemption from registration of the Shares under securities laws applicable to the securities of the Company, a Participant shall be required, upon the acquisition of any Shares pursuant to the Plan, to acquire the Shares with investment intent (i.e. for investment purposes) and not with a view to their distribution, and to present to the Board of Directors an undertaking to that effect in a form acceptable to the Board of Directors. The
                           Board of Directors may take such other action or require such other action or agreement by such Participant as may from time to time be necessary to comply with applicable securities laws. This provision shall in no way obligate the Company to undertake the registration of any options or the Shares under any securities laws applicable to the securities of the Company.

                  (b) The Board of Directors and the Company may take all such measures as they deem appropriate to ensure that the Company's obligations under the withholding provisions under income tax laws applicable to the Company and other provisions of applicable laws are satisfied with respect to the issuance of Shares pursuant to the Plan or the grant or exercise of options under the Share Option Plan.


                  (c) Issuance, transfer or delivery of certificates for Shares purchased pursuant to the Plan may be delayed, at the discretion of the Board of Directors, until the Board of Directors is satisfied that the applicable requirements of securities and income tax laws have been met.

5.05 ADMINISTRATION OF THE PLAN: The Plan will be administered by the Board of Directors. The Board of Directors is authorized to interpret the Plan and may from time to time amend or rescind rules and regulations required for carrying out the Plan. Any such interpretation or construction of any provision of the Plan shall be final and conclusive. All administrative costs of the Plan shall be paid by the Company. The senior officers of the Company are authorized and directed to do all things and execute and deliver all instruments, undertakings and applications and writings as they in their absolute discretion consider necessary for the implementation of the rules and regulations established for administering the Plan.


5.06 AMENDMENT OF THE PLAN: The Board of Directors reserves the right to amend, modify or terminate any part of the Plan at any time if and when it is advisable in the absolute discretion of the Board of Directors. All amendments to the Plan will be subject to any necessary approval of any regulatory body having jurisdiction over the securities of the Company.


5.07 NO REPRESENTATION OR WARRANTY: The Company makes no representation or warranty as to the future market value of any Shares issued in accordance with the provisions of the Plan.


5.08 EFFECTIVE DATE AND TERM: The Plan shall be effective as of the date the Board of Directors of the Company approve the Plan, and options, benefits and rights may be granted by the Board of Directors from time to time thereafter up to and including a date which is ten years from the effective date of the Plan.


5.09 NECESSARY APPROVALS: The obligation of the Company to issue and deliver any Shares in accordance with the Plan is subject to any necessary approval of any regulatory authority having jurisdiction over the securities of the Company. If any Shares cannot be issued to any Participant for whatever reason, the obligation of the Company to issue such Shares shall terminate and any Participant's Contribution held in trust for a Participant and any option exercise price paid to the Company will be returned to the Participant.


5.10 INTERPRETATION: The Plan shall be governed by and construed in accordance with the laws of the Province of British Columbia.

                                      PROXY

ANNUAL AND EXTRAORDINARY GENERAL MEETING OF MEMBERS OF
CORNUCOPIA RESOURCES LTD. (THE "COMPANY")

TO BE HELD AT     The Pan Pacific Hotel
                  Level R, Governor General Suite B
                  #300 - 999 Canada Place
                  Vancouver, British Columbia

ON WEDNESDAY, JUNE 30, 1999, AT 10:00 AM

THE UNDERSIGNED MEMBER OF THE COMPANY HEREBY APPOINTS, ANDREW F.B. MILLIGAN, President and a Director of the Company, or failing this person, SARGENT H. BERNER, a Director of the Company, or in the place of the foregoing, ______________________________ as proxyholder for and on behalf of the Member with the power of substitution to attend, act and vote for and on behalf of the Member in respect of all matters that may properly come before the Meeting of the Members of the Company and at every adjournment thereof, to the same extent and with the same powers as if the undersigned Member were present at the said Meeting, or any adjournment thereof.

RESOLUTIONS (For full detail of each item, please see the enclosed Notice of Meeting and Proxy Statement (Information Circular))

                                                                      For           Against
1.    To determine the number of Directors at five.
                                                                  ------------     -----------
                                                                      For           Withhold
2.    To elect Sargent H. Berner as Director
                                                                  ------------     -----------
      To elect Andrew F.B. Milligan as Director
                                                                  ------------     -----------
      To elect David R. Williamson as Director
                                                                  ------------     -----------
      To elect A. Murray Sinclair as Director
                                                                  ------------     -----------
      To elect John J. Brown as Director
                                                                  ------------     -----------
                                                                      For            Against
3.     To appoint KPMG as Auditors of the Company.
                                                                  ------------     ------------
4.     To authorize the Directors to fix the auditors'
       remuneration.
                                                                  ------------     ------------
5.     To  consider  and  if  thought  fit to  pass a  special
       resolution  approving the disposition of  substantially
       the whole of the undertaking of the Company  consequent
       upon  the sale of the  Company's  25%  interest  in the
       Ivanhoe Venture,  through the sale of all of the issued
       and   outstanding   shares  of   Touchstone   Resources
       Company,  on terms and conditions  substantially as set
       out in the Proxy Statement accompanying this Proxy.
                                                                  -------------     ------------
6.     To consider and if thought fit to pass a special
       resolution:
       (a)  consolidating all of the Company's common shares
       without par value from 200,000,000 common shares into
       20,000,000 common shares, every 10 common shares being
       consolidated into 1 common share, as set out in the
       Proxy Statement accompanying this Proxy; and
       (b)  increasing the Company's authorized common share
       capital to its pre-consolidation level of 200,000,000
       common shares without par value and altering the
       Company's Memorandum accordingly, as set out in the
       Proxy Statement accompanying this Proxy; and
       (c)  authorizing a change of the name of the Company
       to "Stockscape Technologies Ltd." or such other name
       as decided upon by the directors.
                                                                  -------------     ------------
7.     To consider and if thought fit to pass an ordinary
       resolution to approve the adoption of a stock option
       plan, as set out in the Proxy Statement accompanying
       this Proxy
                                                                  -------------     ------------

8.     To transact such other business as may properly come
       before the Meeting.
                                                                  -------------     ------------

THE UNDERSIGNED MEMBER HEREBY REVOKES ANY PROXY PREVIOUSLY GIVEN TO ATTEND AND VOTE AT SAID MEETING.

SIGN HERE:
                      ---------------------------------------------------------
PLEASE PRINT NAME:
                      ---------------------------------------------------------
DATE:
                      ---------------------------------------------------------
NUMBER OF SHARES
REPRESENTED BY PROXY:
                      ---------------------------------------------------------

IF THE NUMBER OF SHARES REPRESENTED BY THIS PROXY FORM IS NOT INDICATED BY THE MEMBER, THEN IT SHALL BE DEEMED TO REPRESENT THAT NUMBER INDICATED ON THE AFFIXED LABEL.

THIS PROXY FORM IS NOT VALID UNLESS IT IS SIGNED AND DATED.

SEE IMPORTANT INFORMATION AND INSTRUCTIONS ON REVERSE.

INSTRUCTIONS FOR COMPLETION OF PROXY

1.   THIS PROXY IS SOLICITED BY THE MANAGEMENT OF THE COMPANY.

2. IF SOMEONE OTHER THAN THE MEMBER OF THE COMPANY SIGNS THIS PROXY FORM on behalf of the named Member of the Company, documentation acceptable to the Chairman of the Meeting must be deposited with this proxy form, authorizing the signing person to do such. If the proxy form is not dated by the Member, it shall be deemed to be dated the date of receipt by the Company or CIBC Mellon Trust Company.

3. (i) IF A REGISTERED MEMBER WISHES TO ATTEND THE MEETING TO VOTE ON THE RESOLUTIONS IN PERSON, REGISTER YOUR ATTENDANCE WITH THE COMPANY'S SCRUTINEERS AT THE MEETING.

     (ii) IF THE SECURITIES OF A MEMBER ARE HELD BY A FINANCIAL INSTITUTION AND THE MEMBER WISHES TO ATTEND THE MEETING TO VOTE ON THE RESOLUTIONS IN PERSON, cross off the management appointee name or names, insert the Member's name in the blank space provided, do not indicate a voting choice by any resolution, sign and date the proxy form and return the proxy form to the financial institution or its agent. At the Meeting, a vote will be taken on each of the resolutions as set out on this proxy form and the Member's vote will be counted at that time.

4. IF A MEMBER CANNOT ATTEND THE MEETING BUT WISHES TO VOTE ON THE RESOLUTIONS, the Member can APPOINT ANOTHER PERSON, who need not be a Member of the Company, to vote according to the Member's instructions. To appoint someone other than the person named, cross off the management appointee name or names and insert your appointed proxyholder's name in the space provided, sign and date the proxy form and return the proxy form. Where no instruction on a resolution is specified by the Member, this proxy form confers discretionary authority upon the Member's appointed proxyholder.

5. IF THE MEMBER CANNOT ATTEND THE MEETING BUT WISHES TO VOTE ON THE RESOLUTIONS and to APPOINT ONE OF THE MANAGEMENT APPOINTEES named, leave the wording appointing a nominee as shown, sign and date the proxy form and return the proxy form. Where no instruction is specified by a Member on a resolution shown on the proxy form, a nominee of management acting as proxyholder will vote the securities as if the Member had specified an affirmative vote.

6. The securities represented by this proxy form will be voted or withheld from voting in accordance with the instructions of the Member on any poll of a resolution that may be called for and, if the Member specifies a choice with respect to any matter to be acted upon, the securities will be voted accordingly. With respect to any amendments or variations in any of the resolutions shown on the proxy form, or matters which may properly come before the Meeting, the securities will be voted, if so authorized, by the proxyholder appointed, as the proxyholder in his/her sole discretion sees fit.

7. If a registered Member has returned the proxy form, the Member may still attend the Meeting and vote in person should the Member later decide to do so. To attend, and vote at the Meeting, the Member must record his/her attendance with the Company's scrutineers at the Meeting and revoke the proxy form in writing.

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
TO BE REPRESENTED AT THE MEETING, THIS PROXY FORM MUST BE RECEIVED AT THE OFFICE OF "CIBC MELLON TRUST COMPANY" BY MAIL OR BY FAX NO LATER THAN FORTY EIGHT (48) HOURS (EXCLUDING SATURDAYS, SUNDAYS AND HOLIDAYS) PRIOR TO THE
TIME OF THE MEETING, OR ADJOURNMENT THEREOF OR MAY BE ACCEPTED BY THE
CHAIRMAN OF THE MEETING PRIOR TO THE COMMENCEMENT OF THE MEETING. THE MAILING ADDRESS OF CIBC MELLON TRUST COMPANY IS 1177 WEST HASTINGS STREET, MALL
LEVEL, VANCOUVER, B.C., V6E 2K3 AND ITS FAX NUMBER IS (604) 688-4301.
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------